Exhibit 10.7

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SERVICES AGREEMENT

Between

SEARS HOLDINGS MANAGEMENT CORPORATION

And

SEARS HOMETOWN AND OUTLET STORES, INC.

August 8, 2012

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6.06	Survival.	11
6.07	Headings.	11
6.08	No Third Party Rights.	11
6.09	Counterparts.	11
6.10	Severability.	11
6.11	Entire Agreement.	11
6.12	Force Majeure.	11
6.13	Fair Construction.	11
6.14	No Agency.	12
6.15	Services Operating Committee; Dispute Resolution; Mediation.	12
6.16	Definitions.	13
6.17	Good Faith.	15
6.18	Condition Precedent to the Effectiveness of this Agreement.	15
6.19	Governing Law; Jurisdiction; Waiver of Jury Trial.	15

Appendices

APPENDIX 1.01-A	Schedule of Services

COMPLIANCE		29

EMPLOYEE COMMISSION ADMINISTRATION SUPPORT SERVICES		25

FACILITIES		29

FINANCE & ACCOUNTING		4

HOME SERVICES (Installation & Repair)		65

HUMAN RESOURCES		1

IT SERVICES		63

LOGISTICS & DISTRIBUTION		32

LOSS PREVENTION		21

MARKETING SERVICES		18

ONLINE SERVICES		11

PAYMENT CLEARING AND RELATED FINANCIAL SERVICES		57

REAL ESTATE		73

SEARS DE PUERTO RICO		76

STORE LEVEL LABOR PLANNING AND STAFFING SUPPORT		24

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Exhibits to Appendix 1.01-A

APPENDIX 1.01-B	Effective Date

APPENDIX 1.10	Contact Persons

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SERVICES AGREEMENT

August 8, 2012

This Services Agreement (this “Agreement”) is between Sears Holdings Management Corporation, a Delaware corporation (“SHMC”), and Sears Hometown and Outlet Stores, Inc., a Delaware corporation (“SHO”). SHMC and SHO each are sometimes referred to as a “Party” and together sometimes are referred to as the “Parties.” Section 6.16 of this Agreement, which begins on page 13, includes a glossary of defined terms used in this Agreement.

Terms and Conditions

For good and valuable consideration, the receipt of which SHMC and SHO acknowledge, SHMC and SHO agree as follows:

ARTICLE I.

SERVICES

1.01 Services to be Provided. During the Service Period SHMC will provide to SHO the services described on Appendix 1.01-A to the extent not prohibited by Applicable Law (together, the “Services”). “Service Period” means the period commencing immediately following the “Rights Closing Effective Time” specified in the Separation Agreement (the “Separation Agreement”) to be executed and delivered by SHO and SHLD (the date on which the Rights Closing Effective Time occurs, the “Effective Date”) and continuing until 5:00 p.m. (Central Time) on the last day of the 66th full month following the Effective Date. The calendar day that becomes the Effective Date will be inserted on Appendix 1.01-B after the Effective Date has occurred. All services that were provided prior to the Effective Date to the businesses operated by SHO after the Effective Date and that after the Effective Date constitute Services will be governed by this Agreement even if such services are not described on Appendix 1.01-A. If a Party identifies such a Service, it will notify the other Party’s Contact Person (as provided for in Section 1.10 below), and the Parties will work together to address such services and respective pricing in an Amendment to this Agreement.

1.02 Quantity and Nature of Service. Except as otherwise provided in Section 1.01 or this Section 1.02, there will be no material change in the scope or level of, or use by, SHO of Services during the Service Period (including changes requiring the hiring or training of additional employees by SHMC) without the mutual written agreement of the Parties and adjustments, if any, to the charges for such Services; provided, however, SHMC may make changes from time to time in the manner of performing Services, notwithstanding that specific third party contractors (at times referred to as “vendors”) may be listed on Appendix 1.01-A), if SHMC is making similar changes in performing or the performance of the same or substantially similar services for itself or its Affiliates. SHO will not resell any Services, provide the Services to any joint-venture or non-wholly owned subsidiary, or otherwise use the Services in any way other than in connection with the conduct of SHO’s internal business.

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1.03 Transition Plan. At least semi-annually, and in the event of a Stockholding Change, at least quarterly, throughout the Service Period, SHO will provide SHMC with current information and reasonable assistance concerning SHO’s plans for transitioning the performance of all Services to SHO or its designees prior to the completion of the Service Period. SHMC will provide SHO with such information as is reasonably necessary to assist SHO with such transition.

1.04 Standard of Care. Except as otherwise set forth in this Agreement, SHMC does not assume any responsibility under this Agreement other than to render the Services in Good Faith, without willful misconduct or gross negligence. SHMC makes no other guarantee, representation, or warranty of any kind (whether express or implied) regarding any of the Services provided hereunder, and expressly disclaims all other guarantees, representations, and warranties of any nature whatsoever, whether statutory, oral, written, express or implied, including any warranties of merchantability or fitness for a particular purpose and any warranties arising from course of dealing or usage of trade. SHMC will only be obligated to provide Services in a manner consistent with past practice (including prioritization among projects for SHMC, SHMC’s Affiliates, and SHO).

1.05 Responsibility For Errors; Delays. SHMC’s sole responsibility to SHO for errors or omissions in Services caused by SHMC will be to furnish correct information, payment or adjustment in the Services, and if such errors or omissions are solely or primarily caused by SHMC, SHMC will furnish such corrections at no additional cost or expense to SHO if SHO promptly advises SHMC of such error or omission.

1.06 Good Faith Cooperation; Alternatives. SHMC and SHO will use Good Faith efforts to cooperate with each other in all matters relating to the provision and receipt of the Services, including acquisition of required third-party contractor consents (if any). If SHMC reasonably believes it is unable to provide any Service because of a failure to obtain third-party contractor consents or because of impracticability, SHMC will notify SHO promptly after SHMC becomes aware of such fact and the Parties will cooperate to determine the best alternative approach.

1.07 Use of Third Parties. SHMC may use any Affiliate or any unaffiliated third-party contractor to provide the Services to the extent the Affiliate or the unaffiliated third-party contractor provides comparable services to SHMC or, if not, if SHO gives its prior written consent (which consent SHO will not unreasonably withhold or delay).

1.08 Assets of SHO. During the Service Period, (i) SHMC and its Affiliates and third-party contractors may use, at no charge, all of the software and other assets, tangible and intangible, of SHO (together, the “Assets”) to the extent necessary to perform the Services, and (ii) SHO will consult with SHMC prior to upgrading or replacing any of the Assets that are necessary for SHMC to provide the Services.

1.09 Ownership of Data and Other Assets. Neither Party will acquire any right, title or interest in any Asset that is owned or licensed by the other and used to provide the Services. All data provided by or on behalf of a Party to the other Party for the purpose of providing the

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Services will remain the property of the providing Party. To the extent the provision of any Service involves intellectual property, including software or patented or copyrighted material, or material constituting trade secrets, neither Party will copy, modify, reverse engineer, decompile or in any way alter any of such material, or otherwise use such material in a manner inconsistent with the terms and provisions of this Agreement, without the express written consent of the other Party. All specifications, tapes, software, programs, services, manuals, materials, and documentation developed or provided by SHMC and utilized in performing this Agreement, will be and remain the property of Service Provider and may not be sold, transferred, disseminated, or conveyed by SHO to any other entity or used other than in performance of this Agreement without the express written permission of SHMC.

1.10 Contact Person. Each Party will appoint a contact person (each, a “Contact Person”) to facilitate communications and performance under this Agreement. The initial Contact Person of each Party is set forth on Appendix 1.10. Each Party will have the right at any time and from time to time to replace its Contact Person by written notice to the other Party.

ARTICLE II.

CHARGES AND PAYMENTS FOR SERVICES

2.01 Compensation.

(a) Fees. As consideration for the provision of Services, SHO will pay SHMC for the first three years commencing on the Effective Date, (“First Three Years”) the annual, quarterly, monthly, and hourly fees for the Services specified on Appendix 1.01-A (the “Fees”), payable in equal installments in advance as provided on Appendix 1.01-A. Upon termination of an individual Service, SHO will pay a pro rata portion of the applicable Fee specified on Appendix 1.01-A, calculated based on the portion of the individual Service actually performed, or expense actually incurred, through the date SHMC performs the Service. Transition Fees, if any are specified on Appendix 1.01-A, will be paid with the last monthly installment payment of the Fees under the Agreement. If a Fee constitutes a “Charge” (as that term is defined in the Merchandising Agreement dated August 8, 2012 between (1) SHO, and others, and (2) Sears, Roebuck and Co. (“SRC”) and others (the “Merchandising Agreement”)), SHO will have no obligation to pay the Fee in accordance with this Agreement to the extent SHO is paying it as a Charge in accordance with the terms and conditions of the Merchandising Agreement. If a Fee duplicates another Fee to any extent, including due to SHMC’s performance of a Service that duplicates to any extent SHMC’s performance of another Service, SHO will have no obligation to pay the portion of the Fee that is duplicative. If the Fees include charges for Services performed by a third party contractor and the third party contractor fees increase during the First Three Years, then SHMC may pass through the increased charges as an increase in the Fees. The Parties will negotiate in Good Faith the Fees for the fourth and fifth years of the Term and the six-month period following the fifth year, which revised fees will be reflected in one or more amendments to this Agreement.

(b) Expenses. In addition to the Fees, SHO will reimburse SHMC for (i) COBRA expenses advanced by SHMC with respect to SHO’s and its Affiliates’ employees who

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incur a qualifying event (as defined under COBRA) prior to the Effective Date, (ii) COBRA expenses advanced by SHMC with respect to SHO’s and its subsidiaries’ employees who incur a qualifying event (as defined under COBRA) on or after the Effective Date until such COBRA liability is transferred to a SHO-sponsored group health plan, and (iii) all other reasonable out-of-pocket expenses actually incurred in its performance of the Services, that are not included in the Fees (“Expenses”). To the extent reasonably practicable, SHMC will provide SHO with notice of such Expenses prior to incurring them. (COBRA expenses and Expenses are together referred to as “Expenses”). If directed by SHMC, SHO will pay directly any or all third-party contractors providing Services to or for the benefit of SHO.

2.02 Payments. SHO will pay Fees in accordance with Section 2.01(a). SHO will pay all Expenses and Transaction Taxes within 10 days of SHMC’s valid invoice to SHO. Unless otherwise mutually agreed in writing, all amounts payable under this Agreement will be payable by electronic transfer of immediately available funds to a bank account designated by SHMC from time to time. All amounts remaining unpaid for more than 15 days after their respective due date(s) will accrue interest at a rate of the lesser of one and one-half percent (1.5%) per month or the highest rate allowed by law, until paid.

2.03 Taxes. Fees do not include applicable taxes. SHO will be responsible for the payment of all taxes payable in connection with the Services including sales, use, excise, value-added, business, service, goods and services, consumption, withholding, and other similar taxes or duties, including taxes incurred on transactions between and among SHMC, its Affiliates, and third-party contractors, along with any related interest and penalties (“Transaction Taxes”). SHO will reimburse SHMC for any deficiency relating to Transaction Taxes that are SHO’s responsibility under this Agreement. Notwithstanding anything in this Section 2.03 to the contrary, each Party will be responsible for its own income and franchise taxes, employment taxes, and property taxes. The Parties will cooperate in Good Faith to minimize Transaction Taxes to the extent legally permissible. Each Party will provide to the other Party any resale exemption, multiple points of use certificates, treaty certification and other exemption information reasonably requested by the other Party.

ARTICLE III.

TERMINATION

3.01 Termination of an Individual Service for Convenience by SHO. Subject to the next sentence, SHO, upon 60-day’s prior written notice to SHMC, may terminate for SHO’s convenience any individual Service at the end of a SHO fiscal month. SHO may not terminate an individual Service if the termination would adversely affect SHMC’s ability to perform another Service.

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3.02 Termination of the Agreement.

(a) Subject to the next sentence, SHO or SHMC may terminate this Agreement in the event of a material breach of this Agreement by the other Party if the breach is curable by the breaching Party and the breaching Party fails to cure the breach within 30 days following its receipt of written notice of the breach from the non-breaching Party. If the breach is not curable by the breaching Party, the non-breaching Party may immediately terminate this Agreement following the non-breaching Party’s delivery of notice to the breaching Party.

(b) SHO or SHMC may terminate this Agreement (whichever party is entitled to terminate, the “Terminating Party”) effective immediately upon 30-days’ advance written notice to the other party if (i) the Terminating Party or any of its Affiliates terminates the Separation Agreement as a result of a material breach of, or a material default by, the other party or its Affiliates of their obligations in the Separation Agreement, (ii) the Terminating Party or any of its Affiliates terminates a License Agreement in accordance with its terms as a result of a material breach of, or a material default by, the other party or its Affiliates of their obligations in the License Agreement, (iii) the Terminating Party or any of its Affiliates terminates the Merchandising Agreement in accordance with its terms as a result of a material breach of, or a material default by, the other party or its Affiliates of their obligations in the Merchandising Agreement. or (iv) the Terminating Party or any of its Affiliates terminates the Shop Your Way Rewards Retail Establishment Agreement dated August 8, 2012 between SHO and SHMC (the “SYW Agreement”) in accordance with its terms as a result of a material breach of, or a material default by, the other party or its Affiliates of their obligations in the SYW Agreement. “License Agreement” means each of the following, each dated August 8, 2012: the Store License Agreement between Sears Authorized Hometown Stores, LLC and SRC; the Store License Agreement between Sears Home Appliance Showrooms, LLC and SRC; the Store License Agreement between Sears Outlet Stores, L.L.C. and SRC; and the Trademark License Agreement between SHO and SRC.

(c) SHMC may terminate this Agreement if a Stockholding Change occurs.

3.03 Obligations on Termination. Upon termination of this Agreement (a) each Party will promptly return or destroy all Confidential Information received from the other Party in connection with this Agreement without retaining a copy thereof, other than one copy for record keeping purposes, (b) SHO will return to SHMC, as soon as reasonably practicable, all equipment or other property of SHMC, whether owned, leased, or licensed, and (c) SHO will pay all outstanding Fees for Services rendered and Expenses incurred through the date this Agreement is terminated in accordance with its terms and for all Transition Fees.

3.04 Termination of an Individual Service by SHMC.

(a) If an Affiliate of SHMC that provides a Service is unwilling or unable to provide the Service, (i) the Affiliate of SHMC does not provide a similar service to SHMC or its other Affiliates on terms that are comparable to the terms of this Agreement, and (ii) SHMC is unable to retain a replacement service provider to provide the Service on terms that are comparable to the terms of this Agreement, SHMC, upon providing 90-days’ prior written notice to SHO, may terminate the Service, but the termination of the Service will have no effect upon the provision of the other Services to SHO. If an unaffiliated third-party contractor of SHMC or an Affiliate that provides a Service is unwilling or unable to allow SHO to use the Service under the existing (or comparable) terms, and SHMC is unable to retain a replacement service provider to provide the Service on terms that are comparable to the terms of this Agreement, SHMC, upon providing 90-days’ prior written notice

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to SHO, may terminate the Service, but the termination will have no effect upon the provision of the other Services to SHO. If SHMC is unable to give SHO 90-days’ prior written notice to SHO due to such third-party contractor’s refusal to allow SHO to use the Service for 90 days, then SHMC will provide as much notice as possible.

(b) If the Parties fail to agree upon and execute an amendment regarding a Fee for one or more individual Services for the fourth or fifth year of the Term or the six-month period following the fifth year, SHMC may terminate the individual Service or Services upon 60-days’ prior written notice to SHO.

ARTICLE IV.

CONFIDENTIALITY

4.01 Confidentiality.

(a) Confidential Information” means all non-public information received by a Party, its Affiliates, and their respective Representatives (together, the “Receiving Party”) relating to the other Party, its Affiliates, and their respective Representatives (together, the “Disclosing Party”), in connection with this Agreement, including information concerning pricing, service history, customer information and lists (except to the extent that these may be shared under privacy laws and regulations), employee information, sourcing and third party contractor information, costs, product specifications and methods of operations, business plans, strategies, financial information, information technology information, and other proprietary information, regardless of the manner or medium in which it is furnished to or otherwise obtained by the Receiving Party; provided, that the term “Confidential Information” does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party in violation of this Agreement, (ii) is or was available to the Receiving Party on a non-confidential basis prior to its disclosure to the Receiving Party by the Disclosing Party, provided that such information did not become available to the Receiving Party, from a Person who, to the Receiving Party’s knowledge and at the time of receipt by the Receiving Party of the relevant information, is bound by a confidentiality agreement with respect to such information with (or other confidentiality obligation to) the Disclosing Party or another Person or (iii) was or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party, provided that such source is or was (at the time of receipt of the relevant information) not, to the Receiving Party’s knowledge, bound by a confidentiality agreement with respect to such information with (or other confidentiality obligation to) the Disclosing Party or another Person.

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(b) The receiving Party will not disclose, and will cause its Affiliates and Representatives not to disclose, any Confidential Information of the Disclosing Party to any Person; provided, however, that each Party will be responsible in any event for the acts or omissions of its Affiliates and Representatives to whom it discloses the Disclosing Party’s Confidential Information; and provided, further, that Confidential Information may be disclosed only:

(i) to the receiving Party’s Affiliates and Representatives in the normal course of performance of Receiving Party’s obligations under this Agreement;

(ii) by the Receiving Party to the extent required by Applicable Law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such Party is subject), with prior notice, if legally permitted, to the Disclosing Party;

(iii) by the Receiving Party, if such Person determines in Good Faith that such disclosure is required in order to comply with such Person’s obligations under the federal or state securities laws, rules or regulations, the rules of the NASD or the Nasdaq Stock Market or any other similar body), with prior notice, if legally permitted, to the Disclosing Party; or

(iv) with the prior written consent of the Disclosing Party.

(c) Nothing contained herein will prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the other Party.

(d) Each Party acknowledges that if it breaches this Agreement, the other Party may be irreparably and immediately harmed and may not be made whole by monetary damages. Accordingly, the Disclosing Party, in addition to any other remedy to which it may be entitled in law or equity, is entitled to pursue any injunction or injunctions to prevent breaches of this Agreement and to compel specific performance of this Agreement, without the need for proof of actual damages.

4.02 Third-Party Contractor Confidentiality Terms. If SHMC’s agreement with an unaffiliated third-party contractor performing Services (“TP Agreement”) includes confidentiality terms that are less restrictive than this Article IV (i.e., the TP Agreement permits broader sharing or disclosure of confidential information than permitted in this Article IV), then, notwithstanding anything in this Article IV to the contrary, the less-restrictive confidentiality terms of the TP Agreement will (i) control over this Article IV and (ii) govern SHMC’s rights and obligations in this Article IV regarding the sharing of SHO Confidential Information with the unaffiliated third-party contractor, but in each circumstance only to the extent necessary to permit the unaffiliated third-party contractor to perform the Services.

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ARTICLE V.

INDEMNIFICATION; LIMITATION OF LIABILITY

5.01 Indemnification by SHO. SHO will defend, indemnify, and hold harmless SHMC and its Affiliates and their respective Representatives from and against any and all costs, liabilities, losses, penalties, expenses and damages (including reasonable attorneys’ fees) of every kind and nature arising from third-party claims, demands, litigation, and suits related to or arising out of this Agreement (together “SHO Claims”), except to the extent that such SHO Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (i) a breach of any provision of this Agreement by SHMC; or (ii) any negligent act or omission, or willful misconduct of SHMC, its Affiliates, or their respective Representatives in performance of this Agreement.

5.02 Indemnification by SHMC. SHMC will defend, indemnify, and hold harmless SHO and its Affiliates, and their respective Representatives, from and against any and all costs, liabilities, losses, penalties, expenses and damages (including reasonable attorneys’ fees) of every kind and nature arising from third-party claims, demands, litigation, and suits, that: (i) relate to bodily injury or death of any person or damage to real and/or tangible personal property directly caused by the negligence or willful misconduct of SHMC or its Affiliates during the performance of the Services, or (ii) relate to the infringement of any copyright or trade secret by an Asset owned by SHMC or its Affiliates and used by SHMC in the performance of the Services (together, “SHMC Claims”). Notwithstanding the obligations set forth above in this Section 5.02, SHMC will not defend or indemnify SHO, its Affiliates, or their respective Representatives to the extent that such SHMC Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (a) a breach of any provision of this Agreement by SHO; (b) any negligent act or omission, or willful misconduct of SHO, its Affiliates, or their respective Representatives in performance of this Agreement; or (c) with respect to infringement claims: (I) SHO’s use of the Asset in combination with any product or information not provided by SHMC; (II) SHO’s distribution, marketing or use for the benefit of third parties of the Asset; (III) SHO’s use of the Asset other than as contemplated by this Agreement; or (IV) information, direction, specification or materials provided by or on behalf of SHO. SHO Claims and SHMC Claims are each individually referred to as a “Claim.”

5.03 Procedure. In the event of a Claim, the indemnified Party will give the indemnifying Party prompt notice in writing of the Claim; but the failure to provide such notice will not release the indemnifying Party from any of its obligations under this Article except to the extent the indemnifying Party is materially prejudiced by such failure. Upon receipt of such notice the indemnifying Party will assume and will be entitled to control the defense of the Claim at its expense and through counsel of its choice, and will give notice of its intention to do so to the indemnified Party within 20 business days of the receipt of such notice from the indemnified Party. The indemnifying Party will not, without the prior written consent of the indemnified Party, (i) settle or compromise any Claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the indemnified Party of a written release from all liability in respect of the Claim or (ii) settle or compromise any Claim in any manner that may adversely affect the Indemnified Party other than

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as a result of money damages or other monetary payments that are indemnified hereunder. The indemnified Party will have the right at its own cost and expense to employ separate counsel and participate in the defense of any Claim.

5.04 Limitation of Liability. Except for (i) each Party’s indemnity and defense obligations as set forth in Sections 5.01, 5.02, and 5.03 and other liabilities to unaffiliated third parties, (ii) a party’s breach of its confidentiality obligations, and (iii) breach of Section 1.09, in no event will either Party be liable for any consequential, incidental, indirect, special, or punitive damages, losses or expenses (including business interruption, lost business, lost profits, or lost savings) even if it has been advised of their possible existence. The sole liability of SHMC and its Affiliates for any and all claims in any manner related to this Agreement will be the payment of direct damages, not to exceed (for all claims in the aggregate) the Fees received by SHMC under this Agreement. Notwithstanding anything in this Agreement to the contrary, SHMC will not be liable for damages caused by SHMC’s third-party contractors; however, to the extent permitted in a TP Agreement, SHMC will pass through to SHO applicable rights and remedies under the respective TP Agreement.

ARTICLE VI

MISCELLANEOUS

6.01 Expenses. Except as otherwise provided herein in connection with the provision of the Services, each Party will bear its own expenses with respect to the transactions contemplated by this Agreement.

6.02 Waiver of Compliance. Any failure of a Party to comply with any obligation, covenant, agreement or condition in this Agreement may be waived in writing by the other Party, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

6.03 Amendment. Subject to the next sentence, this Agreement may not be amended except by a written amendment signed by each Party.

6.04 Assignment. SHO may not assign its rights or obligations under this Agreement without the prior written consent of SHMC, to be withheld in SHMC’s absolute discretion. A Stockholding Change will constitute an assignment of this Agreement by SHO for which assignment SHMC’s prior written consent will be required. SHMC may freely assign its rights and obligations under this Agreement to any of its Affiliates without the prior consent of SHO; provided that any such assignment will not relieve SHMC of its obligations hereunder. This Agreement will be binding on, and will inure to the benefit of, the successors and assigns of the Parties.

6.05 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement must be in writing and will be deemed to have been duly given (i) when delivered by hand, (ii) three business days after it is mailed, certified or registered mail, return receipt requested, with postage prepaid, (iii) on the same

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business day when sent by facsimile if the transmission is completed before 5:00 p.m. recipient’s time, or one business day after the facsimile is sent, if the transmission is completed on or after 5:00 p.m. recipient’s time or (iv) one business day after it is sent by Express Mail, Federal Express or other courier service, as follows:

(a)	if to SHMC:

Sears Holdings Management Corporation

3333 Beverly Road B5-119A

Hoffman Estates, Illinois 60179

Attention: Senior Vice President-Finance

Telephone: (847) 286-8991

Facsimile: (847) 286-1699

with a copy to:

Sears Holdings Management Corporation

3333 Beverly Road, B6-210B

Hoffman Estates, Illinois 60179

Attention: General Counsel

Telephone: (847) 286-5933

Facsimile: (847) 286-2471

(b)	if to SHO:

Sears Hometown and Outlet Stores, Inc.

3333 Beverly Road B4-150A

Hoffman Estates, Illinois 60179

Attention: Senior Vice President and Chief Operating Officer

Telephone: (847) 286-9741

Facsimile: (847) 286-7838

with a copy to:

Sears Hometown and Outlet Stores, Inc.

3333 Beverly Road

Hoffman Estates, Illinois 60179

Attention: General Counsel

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or such other address as the person to whom notice is to be given has furnished in writing to the other Parties. A notice of change in address will not be deemed to have been given until received by the addressee.

6.06 Survival. The provisions of Articles II (Charges and Payments for Services), III (Termination), IV (Confidentiality), V (Indemnification; Limitation of Liability), and VI (Miscellaneous) will survive any termination or expiration of this Agreement.

6.07 Headings. The article and section headings contained in this Agreement are inserted for reference purposes only and will not affect the meaning or interpretation of this Agreement.

6.08 No Third Party Rights. Except for the indemnification rights under this Agreement of any SHMC or SHO indemnitee in their respective capacities as such, this Agreement is intended to be solely for the benefit of the Parties and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties.

6.09 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which will be deemed to be an original, and all of which together will be deemed to be one and the same instrument.

6.10 Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, invalid, void or unenforceable, such provision will (to the extent permitted under applicable law) be construed by modifying or limiting it so as to be legal, valid and enforceable to the maximum extent compatible with, and possibly under, applicable law, and all other provisions of this Agreement will not be affected and will remain in full force and effect.

6.11 Entire Agreement. This Agreement (including the Schedules hereto) constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.12 Force Majeure. Neither Party will be responsible to the other for any delay in or failure of performance of its obligations under this Agreement, or under any order placed pursuant to this Agreement, to the extent such delay or failure is attributable to any act of God, act of terrorism, fire, accident, war, embargo or other governmental act, or riot; provided, however, that the Party affected thereby gives the other Party prompt written notice of the occurrence of any event which is likely to cause any delay or failure setting forth its best estimate of the length of any delay and any possibility that it will be unable to resume performance; provided, further, that said affected Party will use its commercially reasonable efforts to expeditiously overcome the effects of that event and resume performance.

6.13 Fair Construction. This Agreement will be deemed to be the joint work product of the Parties without regard to the identity of the draftsperson, and any rule of construction that a document will be interpreted or construed against the drafting Party will not be applicable.

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6.14 No Agency. Nothing in this Agreement creates a relationship of agency, partnership, or employer/employee between SHMC and SHO and it is the intent and desire of the Parties that the relationship be and be construed as that of independent contracting parties and not as agents, partners, joint venturers or a relationship of employer/employee.

6.15 Services Operating Committee; Dispute Resolution; Mediation.

(a) Services Operating Committee. SHO and SHMC will form a committee (the “Services Operating Committee”) that will address all day-to-day operational, financial, and other issues that may arise with respect to the Agreement, including its interpretation, the Parties intent reflected in this Agreement, and the policies and practices between SHMC and its Affiliates and the businesses comprising SHO’s businesses in effect immediately prior to the Effective Date, and all Disputes. The Services Operating Committee will discuss all of these issues and will attempt to resolve informally all Disputes in accordance with Section 6.15(b)(ii). The Services Operating Committee will consist of three employees of each Party that the Party designates. The initial members are listed on Appendix 1.10. Each Party may replace one or more of its members at any time upon notice to the other Party. Each Party will promptly fill all of its Service Operating Committee vacancies as they arise by notice to the other Party. Unless the members of the Services Operating Committee unanimously agree otherwise, the Services Operating Committee will meet at least once every calendar month during the Term on the dates determined by the members of the Services Operating Committee. If the members of the Services Operating Agreement cannot agree on a date or a time for a particular monthly meeting the meeting will occur at 1:00 p.m. Central Time on the second Thursday of the month at the offices of SHLD, 3333 Beverly Road, Hoffman Estates, IL 60179 B6-D. At all times one of the members of the Services Operating Committee will serve as the Services Operating Committee’s Chairperson. The initial Chairperson is listed on Appendix 1.10 and the other Services Operating Committee members each will serve thereafter as Chairperson, on a monthly basis, rotating between SHMC’s designees and SHO’s designees. The Chairperson (i) will request that Services Operating Committee members provide meeting agenda items and (ii) will distribute to members, at least two business days in advance of each Services Operating Committee meeting, an agenda for the meeting.

(b) Dispute Resolution by the Services Operating Committee.

(i) If a Dispute arises, neither Party may take any formal legal action (such as seeking to terminate this Agreement, seeking mediation in accordance with Section 6.15(c), or instituting or seeking any judicial or other legal action, relief, or remedy with respect to or arising out of this Agreement) unless the Party has first (i) delivered a notice of dispute (the “Dispute Notice”) to all of the members of the Services Operating Committee and (ii) complied with the terms of this Section 6.15. At the first monthly meeting of the Services Operating Committee following the delivery of the Dispute Notice (the “Dispute Meeting”) the Operating Committee will attempt to resolve all of the Disputes that are the subject the Dispute Notice. Each Party will cause its members on the Services Operating Committee to negotiate in Good Faith to resolve all Disputes in a timely manner. If by the 10th day following the Dispute Meeting the Services Operating Committee has not resolved all of the Disputes (the “Resolution Failure Date”) the Parties will proceed to mediate the unresolved Disputes (“Unresolved Disputes”) in accordance with Section 6.15(c).

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(ii) Subject to the next sentence, “Dispute” means each claim, controversy, dispute, and disagreement between, on the one hand, SHO or any of its Affiliates, or any of their respective shareholders, officers, directors, agents, employees, legal representatives (including attorneys in their representative capacity), successors and assigns and, on the other hand, SHMC or any of its Affiliates, employees, legal representatives (including attorneys in their representative capacity), successors and assigns, in each case arising out of or relating to a Party’s performance, or failure to perform, one or more of its obligations in this Agreement. Disputes do not include disagreements with respect to compliance with Article IV or payment obligations with respect to amounts due in accordance with the terms and conditions of this Agreement that are not reasonably in dispute.

(c) Mediation of Unresolved Disputes. SHMC and SHO will in good faith attempt to resolve all Unresolved Disputes by non-binding mediation. SHMC and SHO will negotiate in Good Faith to determine the mediator, the mediator’s compensation and related costs, and the applicable rules for the mediation. If by the 15th day following the Resolution Failure Date SHMC and SHO have been unable to settle an Unresolved Dispute the obligations of SHMC and SHO in this Section 6.15 will terminate with respect to the Unresolved Dispute.

6.16 Definitions. The following defined terms include the singular and the plural form of the terms.

(a) “Affiliates” means (solely for purposes of this Agreement and for no other purpose) (i) with respect to SHO, its subsidiaries, and (ii) with respect to SHMC, SHLD and the subsidiaries of SHLD.

(b) “Applicable Law” means all applicable laws, ordinances, regulations, rules, and court and administrative orders and decrees of all national, regional, state, local and other governmental units that have jurisdiction in the given circumstances.

(c) “Stockholding Change” means the occurrence of any transaction or event, whether voluntary or involuntary, that results in a Competitor becoming, or as a consequence of which a Competitor becomes, directly or indirectly, at any time after the date of this Agreement and by whatever means, the beneficial owner of more than 50% of the total voting power of outstanding securities entitled to vote in, or carrying the right to direct the voting with respect to, directly or indirectly and by whatever means the election of the board of directors of SHO or any of its subsidiaries. “Competitor” means, solely for purposes of this Agreement and for no other purpose, Amazon.com, Inc., Best Buy Co., Inc., hhgregg, Inc., The Home Depot, Inc., Lowe’s Companies, Inc., Target Corporation, Tractor Supply Co., Wal-Mart Stores, Inc., each other retailer that competes in any material respect with the major home appliance business or the power lawn and garden business operated by subsidiaries of SHLD, and the Competitor Affiliates of each of them. “Competitor Affiliates” means each individual or entity that directly or indirectly, and by whatever means, controls, is under common control with, or is controlled by, a Competitor.

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(d) “COBRA” means Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

(e) “Governmental Authority” means any federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other legislative, judicial, regulatory, administrative or governmental authority.

(f) “Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability company, any other entity and any Governmental Authority.

(g) “Representatives” means employees, partners, members, directors, officers, counsel, investment advisors, third-party contractors, and other representatives.

(h) “SHLD” means Sears Holdings Corporation.

Additional Defined Terms:

Term	Section Where Defined
“Assets”	1.08
“Stockholding Change”	6.16(c)
“Claim”	5.02
“Confidential Information”	4.01(a)
“Contact Person”	1.10
“Disclosing Party”	4.01(a)
“Disputes”	6.15(b)(ii)
“Dispute Notice”	6.15(b)(i)
“Effective Date”	1.01
“Expenses”	2.01(b)
“Fees”	2.01(a)
“First Three Years”	2.01(a)
“Good Faith”	6.19
“Initial Chairperson”	6.15(a)
“Merchandising Agreement”	2.01(a)
“Party”	Introductory paragraph
“Receiving Party”	4.01(a)
“Separation Agreement”	1.01
“Service Period”	1.01

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Term	Section Where Defined
“Services”	1.01
“Services Operating Committee”	6.15(a)
“SHMC”	Introductory paragraph
“SHO Claims”	5.01
“SHO”	Introductory paragraph
“Transition Fees”	2.01(a)
“TP Agreement”	4.02
“Transaction Taxes”	2.03
“Unresolved Disputes”	6.15(a)

In this Agreement (i) “include,” “includes,” and “including” are inclusive and mean, respectively, “include without limitation,” “includes without limitation,” and “including without limitation,” (ii) “or” is disjunctive but not necessarily exclusive, (iii) “will” expresses an imperative, an obligation, or a requirement, (iv) numbered “section” and “article” references refer to sections and articles, respectively, of this Agreement unless otherwise specified, (v) unless otherwise indicated all references to a number of days will mean calendar days unless otherwise specified and all references to months or years will mean calendar months or years, and (vi) $ or Dollars will mean U.S. Dollars.

6.17 Good Faith. SHMC and SHO each will exercise Good Faith in the performance of its obligations in this Agreement. “Good Faith” means honesty in fact and the observance of reasonable commercial standards of fair dealing in accordance with Applicable Law.

6.18 Condition Precedent to the Effectiveness of this Agreement. This Agreement will not become effective until it has been approved by the Audit Committee of the Board of Directors of SHLD.

6.19 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement will be governed and construed in accordance with the laws of the State of Illinois, without regard to any choice or conflicts of law provision that would cause the application of the laws of any other jurisdiction. This Agreement will not be subject to any of the provisions of the United Nations Convention on Contracts for the International Sale of Goods.

(b) Each of the Parties irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Illinois state court or Federal court of the United States of America, in either case sitting in Cook County, Illinois, and any appellate court to any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the extent

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permitted by law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any such Illinois state or Federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Illinois state or Federal court. A final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 6.05. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by law.

(c) Each Party acknowledges that each controversy that may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, it irrevocably and unconditionally waives all rights it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby. Each Party certifies and acknowledges that (i) it understands and has considered the implications of such waivers, (ii) it makes such waivers voluntarily, and (iii) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.19.

[signature page follows]

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SEARS HOLDINGS MANAGEMENT CORPORATION

By:
William Phelan
Senior Vice President-Finance

SEARS HOMETOWN AND OUTLET STORES, INC.

By:
W. Bruce Johnson
Chief Executive Officer and President

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Appendix 1.01-A

Service or Business Area	Services	Fees

HUMAN RESOURCES	All Human Resources services will be provided by SHMC on an as-requested basis by SHO, upon reasonable advance notice to start or discontinue services. If less than all of the services described under any heading are requested, or if services are requested for fewer than all employees of SHO, the parties will negotiate reasonable adjustments to the stated monthly fees to reflect the reduced level of effort required.

Payroll Administration:

•     Manage the associate time and attendance system and process.

•     Manage the creation and reporting of payroll payment processing regardless of method – electronic, paper, paycard, etc. This includes exempt and non-exempt associate population.

•     Administer garnishment process.

•     Calculate associate commission income and administer the reporting for commission payments.

•     Manage payroll taxes and related deductions.

•     Manage the processing and distribution of W-2 statements, both for 1/1/12 through 8/31/12 and for 9/1/12 through 12/31/12.

$52,400 per month

Benefits administration:

•     Support management in maintaining relationships with insurance benefits providers (healthcare, dental, life, STD/LTD).

•     Manage 2013 associate benefit enrollment and open enrollment for new hires and incumbents.

•     Administer pension plan, 401K plan, retirement savings plan, WorkLife solutions.

•     Manage voluntary benefits programs and maintain company programs for service anniversaries and associate purchase discount cards.

•     Maintain administrative processes for associate communications and HR Policy development.

$4,200 per month

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Appendix 1.01-A

Service or Business Area	Services	Fees

Talent Acquisition:

•     Manage recruiting for salaried and hourly associates.

•     Utilize applicant tracking system to mine, recruit and hire exempt and non-exempt associates.

•     Recruit via college/campuses, military programs, community engagement.

•     Administer job postings and search management activities.

•     Conduct market searches and utilize data to source and recruit talents.

•     Administer referral programs.

•     Perform assessment, background check, drug screening and I9 verification for exempt and non exempt candidates.

•     Conduct on-boarding activities (orientation, training, relocation management, etc.) for newly-hired associates.

•     Administer the transfer of Sears, Roebuck and Co. associates and Sears Holdings Management Corp. associates to appropriate SHO entity, including issuing offer letters, transferring payroll, tax records, and benefits records and collecting employee acknowledgements of SHO’s Code of Conduct, Handbook, and Policy.

$26,000 per month

Talent Management:

•     Maintain business processes for management to conduct performance reviews bi-annually for exempt and non-exempt associates

•     Transfer data of SHO associates who were on a Performance Improvement Plan prior to Separation.

•     Provide management with various tools to manage and assess associates and assist them in developing succession plans.

•     Manage the reporting and analytics of talent development data for all corporate and field associates.

•     Manage labor relations, fair employment and other employment compliance issues.

$3,700 per month

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Appendix 1.01-A

Service or Business Area	Services	Fees

Compensation:

•     Assist management in developing strategy, execution and compliance of executive, salary and hourly compensation programs.

•     Administer corporate incentive (LTIP, AIP, etc.) and field commission programs.

•     Transition SHC stock and cash rights (vested and unvested) of eligible associates to SHO, as authorized by appropriate corporate action and SHMC legal direction.

•     Track eligibility, and payment of retention awards (issued pre-Separation).

•     Transfer Long-Term Incentive Program (LTIP) payments information to SHO (for Q2 2012 performance, payable in 2013) (SHMC to bear cost for performance before Separation, SHO for performance after Separation). Provide information to track associates’ quarterly data under the LTIP plan to SHO.

•     Transfer new-hire sign-on bonus information to SHO, including retention requirements.

•     Transfer Executives Severance Agreements and associated data to SHO.

$3,000 per month

Talent Development and Learning:

•     Assist management in defining and implementing a strategy for talent development and learning.

•     Assist management in developing the learning curriculum and content for both salaried and hourly associates.

•     Offer instructor-led (at the Hoffman Estates Support Center) and eLearning training for associates.

•     Manage and conduct LEAD program, merchant academy, compliance course management and leadership development programs (BUILD, BA, TLP, BAP)

•     Maintain processes to track learning and compliance.

No Charge

Associate Relations

•     Provide use of call center to receive associate inquiries.

•     Manage the reporting and support of associate change requests and other employment-related questions.

•     Assist management in managing employee relations cases.

•     Assist management in establishing an associate termination process including termination decision matrix and termination process (return of assets, exit interview, final pay, data security, etc.).

•     Assist management in establishing an expense reimbursement process within SHO.

$31,100 per month

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Appendix 1.01-A

Service or Business Area	Services	Fees
	Diversity/Associate Networks: • Assist management in creating processes to welcome the efforts of associates to establish diversity and associate networks	Included in Talent Acquisition
	Analytics and Reporting: • Perform ad-hoc and cyclical reporting and Workforce Analytics (WFA) administration. • Conduct human capital analytics projects.	$2,900 per month

Compliance

•     Assist management in using various tactics to promote the adherence to associate relations policies and programs

•     Assist management in managing and negotiating collective bargaining contracts.

•     Assist management in developing programs for leave administration; fair employment and affirmative action support, as may be needed.

•     Offer counseling, training and support on all labor-related matters and employment practices compliance.

$2,100 per month
	Support Center Benefits • SHC benefits provided to Support Center employees	$39,900
FINANCE & ACCOUNTING
Finance and Accounting
General Ledger

Provide SHO access to the SHMC finance general ledger system to process all accounting related activities for SHO business. This includes, but is not limited to, the Peoplesoft system for recording all financial transactions along with all necessary systems that feed data into the general ledger such as NAI, Accounts Payable, Mechanized R&D, Point-of-Sale, Inventory Systems, Markdown Management Systems, SOLAR payroll processing, Waste Recon, and other external feeds.

Maintain PeopleSoft accounting system and Stock Ledger (SL) merchandise and margin systems: $12,000 per year

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Appendix 1.01-A

Service or Business Area	Services	Fees
Accounting Services

Perform daily, weekly and monthly transaction processing of all entries and feeds into the general ledger system. Compile and load general ledger information for SHO into Essbase financial reporting databases, EIS and Financial Transaction Databases to be used for internal reporting and analysis by SHO. SHMC will inform SHO of any processing errors or data feed issues which would impact the financial results of SHO.

•  Accounts Payable – access to SHMC finance Accounts Payable system to process all invoices and purchase orders for SHO.

•  Fixed Asset Management – maintain all SHO fixed assets in the SHMC finance fixed asset system. Also provide necessary support to add new locations or assets into the system as new stores are opened or assets are procured by current locations.

	Cash Management • Cash settlement as currently handled by SHMC • Cash clearing accounts • Daily investment • Cash forecasting • Cash flow	$164,000 annually.

Physical Inventory/Shrink Process Reporting • Contract with RGIS or similarly qualified vendor for physical inventory process • Perform inventory shrink reconciliations and reporting

AP Processing and Accounting

Reporting

•      Prepare/distribute statements which summarize results and financial position

•      Data extraction (FTD) financial transaction data base and financial,management and external reporting

•      Maintain PeopleSoft accounting system and SL (stock ledger) merchandise and margin systems

•      Maintain Essbase reporting databases which warehouse financial information

•      Data extraction for general ledger (PS), Fixed Assets and Capital tracking.

•      Maintain general ledger and supporting record as necessary

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Appendix 1.01-A

Service or Business Area	Services	Fees

Disbursements

•      Process accounts payable

•      Match merchandise receipt to invoice

•      Approve invoices

•      Cutting checks to and receiving checks from vendors

•      Correspond with vendors

•      Retain records

•      AP write-offs by vendor by department

•      Receivable collection related to AP accounts

•      Import reconciliation

•      Process other disbursements

•      Pay approved disbursements

•      Process travel and entertainment

•      Lease Payment System(LPS)

•      Data Extraction for Invoice Processing System (IPS), payment processing (NAP), mechanized R&D (NDJ), Purchase Order Writing System (POWS) and LPS

•      General Ledger

•      Process journal entries

•      Maintain integrity of balances

•      Monthly reconciliation of balance sheet accounts

•      Annual recording of book-to-physical inventory adjustments

•      Variance analysis of unit income statement balances and identify potential errors

•      Maintain fixed asset records

Reporting Services	Compile and produce Monthly, Quarterly, and Annual External financial statements for SHO including, but not limited to Income Statements, Balance Sheets, and Statement of Cash Flows. In addition, the Quarterly and Annual financial statements will include all notes, tables and supplemental information necessary for external audit and SEC filing requirements.	$150,000 per year.

Vendor Allowance Reporting

•      SHMC will process all SHO vendor allowance agreements and provide a monthly report of the vendor allowances that are paid to SHO and reporting to show non-shared vendor allowances as determined by the Service Level Agreements between SHO and SHMC. At the request of SHO, SHMC will conduct periodic audits of SHMC allowances collected to confirm that the Service Level Agreements are in compliance.

$25,000 per year.

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Appendix 1.01-A

Service or Business Area	Services	Fees

Peoplesoft Projects Module

•      Provide SHO with access to SHMC finance Peoplesoft Projects Module to set up new capital and/or expense projects including all necessary feeds to create purchase orders, feeds to the SHMC finance A/P and feeds to the SHMC finance Fixed Asset System.

Tax

Tax Returns and Certain Other Filings:

Required Tax Services

1.       Federal income tax

a.       Prepare return and remit tax due

b.       Prepare estimated tax and extension filings and remit tax due

c.       Prepare LIFO tax calculations (if business adopts LIFO)

d.       Prepare supporting workpapers

e.       Prepare tax elections

f.        Foreign tax credit calculations

g.       If SHMC stops providing applicable HR services to SHO, SHO will be responsible for providing SHMC with data necessary to report any available employment-related tax credits (e.g., WOTC) either directly or through a third party

2.       State income tax

a.       Prepare returns and remit tax due

b.       Prepare estimated tax and extension filings and remit tax due

c.       Prepare supporting workpapers

d.       Prepare tax allocations for periods when part of SHLD unitary returns

3.       Financial Accounting

a.       Quarterly tax provision, effective tax rate calculations, tax accounting journal entry support

b.       Analysis of uncertain tax positions and quarterly tax reserve calculations and journal entry support (if necessary)

c.       Tax footnote disclosures for Form 10-K and Form 10-Qs

d.       Return-to-accrual calculations and necessary journal entry support

4.       Sales and use tax

a.       Prepare tax returns and remit taxes due

b.       Maintain tax tables in POS system (if continue to use Sears POS system)

Required Tax Services

$239,800 per year

“As-Needed” Tax Services

$55/hour

Service Level Increases

If service levels increase due to change in business or change in legal requirements, cost to be adjusted to reflect increase in SHMC costs to provide Services (if any)

Out-of-

Pocket Costs

Travel and other expenses and third party fees charged-through at cost

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Appendix 1.01-A

Service or Business Area	Services	Fees

5.       Property tax

a.       Personal property tax filings

b.       Real estate tax filings; landlord reimbursements

c.       Accrual estimates

d.       Monthly summary of tax bills paid along with recommended changes in current monthly estimate of tax liability per location

e.       Appeals and audit defense, where appropriate

6.       Business license filings; gross receipts tax filings and accrual estimates

7.       Annual report/franchise tax filings

8.       Foreign tax (Puerto Rico, Guam)

a.       Work with SHO outside tax advisors in preparing necessary tax returns, estimated tax filings and extension filings (e.g., income, property, gross receipts) and facilitating payment of tax

b.       Work with SHO outside tax advisors, when appropriate, to prepare supporting tax workpapers and accounting method changes and tax elections

c.       SHO will engage a third party tax advisor to prepare its Guam and Puerto Rico tax filings and estimated tax filings; to provide any necessary audit defense; and to provide any other foreign tax services that may be required.

“As-Needed” Tax Services

1.       Audit support (other than for property tax as provided above)

2.       Preparation of accounting method changes

3.       $10,000 cash receipts reporting (when necessary; based on information provided by business)

4.       Federal excise tax return (if applicable)

5.       Maintain tax tables in POS system (if new POS system implemented)

6.       Transition tax functions from SHMC to SHO

Audit

As requested by SHO and as agreed to with Internal Audit management, Field Audit services will be provided at a rate of $480/day which includes travel expenses.

IT general computing controls testing the IT Audit team to support SOX compliance.

$480/day No charge

Procurement

1.       Provide SHO with sourcing, negotiation, contracts handling, supplier management and advisory services for procurement (of appropriate dollar value) for capital and expense equipment, materials, supplies and services, as requested by SHO. Procurement Services include competitive sourcing and bidding processes and tools to assist SHO in obtaining the best total cost. Additional Services requested will be scoped, costed and passed to SHO at additional cost when identified and agreed to in writing by the Parties.

$296,000 per year plus all third party contractor costs, some of which are set forth in this section below.

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Appendix 1.01-A

Service or Business Area	Services	Fees

2.       Purchase Order handling and processing of requests entered by SHO or SHMC within the Peoplesoft system, Purchase Order Writing System, Enterprise Contract Management and/or when available Ariba system. Included is the Schwarz Supplies order entry and IMA tool for consumables supplies ordering for the term of its deployment and use of the DocuSign system to electronically execute agreements. (In the event that rights must be secured, they will be scoped, determined and shared with SHO for approval to acquire and pass all costs involved). DocuSign use by SHO is limited to the number of envelopes remaining after the Effective Date from the 1500 envelopes purchased by the Sears Hometown Stores business prior to the Effective Date. SHMC will also perform resolution assistance with suppliers related to purchases or payables matters, when requested. If SHMC must perform additional Services to re-configure or revise SHMC (owned or licensed) systems SHO will be charged at cost for any and all Services required to make these accommodations (including IT efforts).

3.       Use of SHMC agreements (if permitted in the respective agreements) for (non-merchandise) goods and services. If rights from third party contractors need to be secured, they will be scoped, evaluated, costed and passed to SHO for approval. Any costs associated with acquiring rights will be passed to SHO at cost. Travel Services – provide access to the Concur travel system and American Express travel services along with all preferred pricing for airfare, hotels and car rentals that may be made available to SHO employees. Use of FBU Procurement credit cards and Travel credit cards to be made available to all current SHO employees (if provider banks agree and such use is not in conflict with governance and policy). New employees to SHO can be added to the travel card program with the prior written approval of SHO. SHMC will provide quarterly reporting of travel expenses from Concur.

Hourly rate for special projects and additional procurement Services not set forth in this Agreement: $62.00 per hour
Travel Services:

4.       Associate Lease Vehicle program – Vehicle leasing through SHMC’s lease company provider, lease vehicle maintenance programs and fuel buy programs (if not in conflict with governance and policy) for all SHO employees in the program as of the Effective Date. SHO may allow additional SHO employees to participate in the program, upon SHMC receipt of SHO approval of the respective employees. Any additional effort involved and changes to administration or processing required by SHO may trigger additional cost effort which will be identified, agreed and passed to SHO at cost.

Third party contractor cost for each transaction (i.e. time and expense report processed), which as of the Effective Date is $2.35 per transaction.

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Appendix 1.01-A

Service or Business Area	Services	Fees

5.       Temporary labor Services handling and processing.

6.       Other Assistance – Such other procurement Services as is requested and defined by SHO, which will be scoped, costed and agreed upon by the Parties prior to proceeding.

		Travel Services (American Express), which as of the Effective Date is $62,500 per year;

Risk Management & Insurance

Risk Management and Insurance:

1.       Data Extraction and Tracking and Administration of:

•      Workmen’s Comp

•      Auto Insurance

•      General Liability

•      Property Insurance

•      D&O Insurance

2.       Claims review

3.       Consultation in connection with the purchase of insurance

4.       Maintain insurance claims records and provide access to tools for viewing this information, for the following types of insurance:

•      General Liability

•      Workers’ Compensation

•      Auto Liability

•      Property Insurance

•      D&O Insurance

1. $100/hr. if SHO cannot get information direct from third-party contractor (e.g., Sedgwick, Liberty)

2. $75/hr.

3. $150/hr.

4. $100/hr. if SHO cannot get information direct from third-party contractor (e.g., Sedgwick, Liberty)

Treasury

1. Cash Management Services:

Cash Management services, including but not limited to, establish banking structure, opening and maintaining new and existing bank accounts, daily consolidation of funds, calculation of daily cash position, movement of funds as necessary, reconciliation of accounts and maintenance of balances, development of funding forecasts and future cash needs, support for banking and armored car services for the Outlet Stores and company operated Hometown stores, administration of users access to Treasury website and banking software, ordering deposit slips and stamps from service providers, approving armored car purchase orders

		Monthly Fees 1238 stores
		$7,169
		Note: In the event the store count doubles (2476 stores), the projected monthly fees are $10,744

	2.Credit Facility Administration	$3,403

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Appendix 1.01-A

Service or Business Area	Services	Fees

	Advise on credit facility structure implementation or renewals and obtain lenders. Execute borrowings, provide monthly bank reporting and validate facility compliance and fees.	Note: In the event the store count doubles (2476 stores), the projected monthly fees are $3,403
	Total	$10,572
		Note: In the event the store count doubles (2476 stores), the projected monthly fees are $14,147

ONLINE SERVICES

Online Business Unit

SHMC will assign a Senior Account Management Executive to be the primary point of contact for SHO and provide the following:

•      Work directly with SHO to plan/support/prioritize new initiatives and business requirements

•      Provides escalation support for day to day activities

		No cost to SHO provided the annual spend with Online is greater than $3M. (refer to Exhibit 1 for details regarding pricing structure for SearsOutlet.com account support.)

E-Mail Support

SHMC will continue to provide for support for distributing promotional and trigger e-mails

1.      Promotional E-Mails (Non-SYWR)

a.       SHMC will continue to provide Sears.com standard promotional e-mails to SHO customers including specific business line/category promotional offers

•      E-mails will continue to be distributed to SHO customers at SHO’s discretion

•      SHO will be provided the opportunity to opt-out of the e-mail distribution (or to alter creative at SHOs expense per the rate card documented in the SYWR agreement) when an offer/e-mail is not in the best interest of SHO

b.       SHMC will provide SHO with promotional space in Sears.com e-mails in both the hero banner and/or promotional “slices”

c.       SHMC will continue to provide support for the following promotional e-mails:

•      SearsOutlet.com Deal of the Day E-Mail

Sears.com standard promotional e-mails will continue to be provided to SHO customers at no cost to SHO

Rates for promotional banner placement within sears.com promotional e-mails charged per the SYWR Service Agreement

SearsOutlet.com Deal of the Day e-mail will continue to be provided to SHO at the rate of $3.50 CPM

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Service or Business Area	Services	Fees

2.      Trigger emails

a.       SHMC will continue to provide support for the following trigger e-mails:

•      Shopping Cart abandonment e-mails on SearsOutlet.com

•      Post Order e-mails on SearsOutlet.com

•      Shopper Recap E-Mails generated via DBC

•      Digital receipt e-mail

•      Post order emails for in store purchases (e.g. thank you for your purchase)

Trigger e-mails will continue to be provided to SHO customers at the rate of $3.50 CPM All rates for other e-mail related services will be set forth in the SYWR Service Agreement

Sears.com Banner Ads	Placement of promotional banner advertisements on sears.com home page and category pages	Rates will be provided based on inventory availability at the time of request, based on the 2012 Display Ad Rate card provided in Exhibit 1.

Fraud Solutions		All prices/rates are performed by a 3rd party contractor. Current price is noted below:

1.      RSA – Retail Services Agreement*

Store Pick-Up Order is picked up by another person. Customer has the online capability of having a 3rd party pick up their order at a store.

* unable to determine if expenses were incurred for these services

RSA: $1.00 per order

2.      RED (Retail Decisions) – is a service provider that reviews every order via systemic rules

Review potential fraud orders for outlet

•      Hometown – $612 in RED costs; 24,480 orders in 2011

•      Outlet – $1,575 in RED costs; 63,000 orders in 2011

•      Hardware – $578 in RED costs; 23,139 orders in 2011

RED: $0.025 per transaction

3.      Fraud outsorts – triggered by RED rules and the orders are reviewed by OBU’s fraud team in Tempe, AZ.

Fraud outsort cost applies only to outsorted orders (about 3.6% of orders on average)

•      Hometown – $6,372 in fraud/outsort costs; 24,480 orders in 2011

•      Outlet – $16,398 in fraud/outsort costs; 63,000 orders in 2011

•      Hardware – $6,023 in fraud/outsort costs; 23,139 orders in 2011

Fraud / outsorts: $7.23 per order

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Service or Business Area	Services	Fees
Sears.com Functionality

1.      Store-to-Home (S2H) Web Order Fulfillment

a.       SHMC will provide SHO ability to enter customer orders on in-store kiosks, point of sale systems and Facebook ecommerce pages to be fulfilled using existing S2H functionality and business rules.

b.       SHMC will recognize the sale and assume responsibility for order fulfillment.

c.       SHMC will pay SHO SPRS margin for all Sears.com S2H orders originated in Sears Hometown Stores, Sears Appliance & Hardware, and Sears Appliance Showroom formats, excluding those products sold via Sears.com Marketplace.

d.       SHMC will pay SHO a 30% commission on all Sears.com S2H orders originated in the Sears Outlet format stores excluding those products sold via Sears.com marketplace.

e.       SHMC will pay SHO a 13% commission on all S2H home orders fulfilled via marketplace

f.        SHO will pay SHMC for 3% commission for S2H orders that originated on Sears.com.

g.       SHO will pay SHMC a 3% commission on hybrid delivery sales.

2.      Web-To-Store (W2S) Fusion Sales Functionality

a.       SHMC will continue to display SHO store locations on Sears.com as pickup points for orders placed online for in-store pick-ups

b.       Revenue and associated margin will transfer to SHO and SHO will be responsible for order fulfillment

c.       SHO will pay SHMC for 3% commission for W2S orders that originated on Sears.com.

e.       SHO will reimburse SHMC for any hybrid delivery that originated on sears.com.

3.      Store Locator

a.       SHMC will maintain all SHO store locations on the Sears.com store locator functionality

4.      SHMC Web Property Integration

No cost to SHO

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Service or Business Area	Services	Fees

a.       SHMC will provide current linkage to all SHO websites allowing customers to navigate from sears.com to SHO websites through existing display banner/ribbon in sears.com header

b.       SHMC will maintain functionality for single sign-on and shared customer profile database

5.       SHMC will continue to provide existing support/functionality via all mobile (phone or tablet) websites or applications.

SearsOutlet.com Functionality and Support

SHMC will continue to provide the following design, development, project management, QA and system/functionality support services for SearsOutlet.com:

1.       Full development and engineering resource support as outlined in the FY12 Sears Outlet: Retainer Services Agreement (included as Exhibit 1).

2.       Full order and post-order management support via OMS including financial reporting (via a daily tranfile) that is generated by OMS and fed into SHMC core financial systems.

3.       Full online customer profile support accessed via CAS

4.       Full support of existing “Single Sign-on” functionality and related databases which allows customers to migrate freely between existing SHMC websites

5.       Provide product data and related content from SPIN (Sears.com content management system) as well as existing access rights to SPIN for SHO employees

6.       Support existing employee discount functionality in online shopping cart/checkout

7.       Provide product and customer review information and content currently managed by ViewPoints (3rd party provider). Support should continue at current levels if provider changes or SHMC develops proprietary/internal customer/product review functionality.

8.       Provide full support credit card authorization, fraud checks, and tax calculation

9.       Continue to support (a) integration with critical SHMC system infrastructure and (b) access to all production databases housing critical online inventory, fulfillment, and order information including (but not limited to):

See Exhibit 1 for FY12 fee structure as outlined in the FY12 Sears Outlet: Retainer Services Agreement

Future engineering, development, project management, & design support will be priced at FTE hourly rates commensurate with the fee structure included in Exhibit 1.

Future hosting/maintenance fees will be priced commensurate with the fee structure included in Exhibit 1.

Beyond January 2013, SHO and SHMC must agree in writing on the number of FTEs and hours required for all future projects.

SHMC will be responsible for providing SHO with a monthly report detailing the monthly expense, number of supporting FTEs, and hours worked on a monthly basis.

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Service or Business Area	Services	Fees

•      SCIM/DOS systems for fulfilling online delivery orders. Functionality includes scheduling deliveries, ordering installation services, and fulfilling protection agreements.

•      NPOS – for 991 inventory and price feed

•      RIM – for non-991 inventory feed

•      PMS – non-991 price and Vendor Direct price feed

•      CORE – for accessory and protection agreement details, Hierarchy details

•      DOS – for details regarding zip code and MDO mapping data

•      Home Services – for delivery charge price feed

•      RTI – for inventory/order management and non-991 shipping items quantity feed

•      Ciboodle – Guest user address validation service

•      SHMC Customer Data Warehouse (CDW) – Promotional email feed (CDW integrates with UNICA to validate and create email distribution lists)

10.     Continue to provide hosting, production, and database support on servers located in the Sears Data Center.

11.     Continue to provide QA and testing environments as in today’s environment.

12.     Continue to provide full issue escalation support via ESOC and other supporting groups/units within SHMC

13.     Continue to provide full integration with Shop Your Way Rewards platforms to allow for earning and redemption of points

14.     SHMC will continue to provide full integration support for all third-party vendors:

•      Commission Junction – affiliate marketing network provider Omniture

•      Responsys – for production/distribution of all trigger and promotional e-mails order e-mails

•      UNICA – integration with CDW to generate promotional e-mail lists

•      PSIGEN – support of integration to manage, store, retrieve merchandise images station images for display on searsoutlet.com

•      SCENE7 – product images (data is provided by SPIN and the S7 URL is used for displaying image on website)

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Service or Business Area	Services	Fees

•      Commerce Hub – vendor direct orders/functionality

•      Skava – mobile/tablet website provider for SearsOutlet.com

•      Bloomreach – dyanamic onsite content creation to optimize paid & organic search programs

•      Monetate – software as a service platform to enhance onsite merchandising

•      Channel Intelligence – product information data feeds for inclusion in online shopping engine sites

SearsOutlet.com Online Sales Commissions

If SHMC business units elect to have their products available for sale on SearsOutlet.com, a commission will be paid to SHO according to the below rate table for the length of this agreement for all sales originating from SearsOutlet.com.

This commission rate will be charged monthly based upon fusion sales reporting by SHO

SHO has the option, after review with SHMC Business Unit, to remove product from the Outlet website.

Business Unit	CommissionRate
Consumer Electronics	10%
Home Appliances	15%
Sears/Kmart Apparel	n/a
Home Fashions, Mattress, SKA	15%
Lawn & Garden	15%
Outdoor Living	15%
Sporting Goods	15%
Tools	15%
Toys	15%

Vendor Direct on SearsOutlet.com	SHMC will provide support of online vendor direct to customer fulfillment channel on SearsOutlet.com	• Connection fee is $3,300 per month. • Every setup / change is $400 each • Monthly vendor fees are $25 per month, per vendor • Transportation expenses would be billed at calculated expense

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Service or Business Area	Services	Fees
• Currently, this business is not in place and SHMC would need to secure staffing to support any growth this business creates. SHO would need to reimburse SHMC.

Sears.com Marketplace

SHMC will provide support of SearsOutlet.com integration with Sears.com marketplace:

1.       SearsOutlet.com selling merchandise via Sears.com Marketplace as a Marketplace Seller.

2.       SearsOutlet.com is in the process of developing the functionality to onboard third-party vendors onto SearsOutlet.com. Engineering / development required to complete – will be funded by SHO

•  Engineering/development support required to complete integration funded by SHO at a rate agreed upon in writing prior to the implementation of services.

•  SHO does not currently leverage the marketplace platform to onboard third-party vendors

Digital Business Card and Shopper Recap

SHMC will continue to provide full support and access to Digital Business Card (DBC) and Shopper Recap e-mail functionality

1.       SHMC will continue provide maintenance/support of DBC/Shopper Recap functionality as needed

2.       SHMC will continue to provide supporting analytics and reporting for DBC/Shopper Recap performance

3.       SHMC will reimburse SHO for all DBC purchases made on Sears.com originated by SHO in accordance with the Sears.com Store-to-Home rate structure provided above.

4.       SHO will pay a 30% commission to SHMC for all DBC purchases made on Sears.com

No cost to SHO for use of Digital Business Card E-Mail rates commensurate with those outlined previously in this schedule of services

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Service or Business Area	Services	Fees
TEC Recommendations

Continue to provide personalization and product recommendations across multiple channels including Shopper Recap e-mails, Abandoned Cart e-mails, Digital receipt and future integration to SearsOutlet.com.

•     Currently TEC is only providing recommendations through email to SHO customers. TEC is not providing recommendations on SHO websites. This could change in the future, which SHO would incur the costs.

• 2% of sales attributed to the TEC Campaign Management System • Email sends will be billed at email rates. • Any future integration work to add TEC to SearsOutlet.com to be paid for by SHO

3RD Party Support & Integration

1.       SHMC will continue to provide support/functionality via the following third-party service providers:

•     YEXT – All SHO locations will be included within the facilities feed updates to aggregators who publish store listings within their network of online search directories. This is an annual update which includes the Name, Address, Phone, and URL for each location. A content worksheet will be sent separately that will populate store description, hours of operation, and photos

•     Omniture Site Catalyst (Adobe) – full website site analytics platform

•     Bright Tag – onsite pixel management technology

•     Akamai – content delivery network

No charge to SHO
SHOP Sears Service	SHMC will continue to provide full support of SHOP Sears functionality including any necessary maintenance/changes to supporting systems or hardware.	No charges to SHO
Community Support & Integration	SHMC will continue to provide support for SHOs full integration with ManageMyHome and SearsCommunity platforms.	No charges to SHO
MARKETING SERVICES
Marketing

Print placement and analytics.

Currently provided through NSA/Alliance media and Valassis, SHMC will continue to provide ongoing support for the following functions: Vendor management including contract negotiations, coordinating placement and quantities, development, implementation and communication of run sheets with newspapers and printers, cost estimations, distribution analytics and recommendations, invoice reconciliation, development of new store profiles, and conflict resolution for non performance between media vendors and SHO.

HTS=$592,764 per year AHS=$56,448 per year HAS=$0 OUT =$0 * If SHMC changes to another vendor for these Services, then fees may be either directly billed to SHO or billed by SHMC to SHO.

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Service or Business Area	Services	Fees
Fees and expenses will be billed by SHMC directly to SHO. Fees are for 2012 and are estimated based on planned volume.
	Other media placement and analytics. Currently provided primarily through MPG and Digitas, SHMC will continue to provide ongoing support for MPG and Digitas.	No charge by SHMC* MPG & Digitas HTS=$0 AHS=$0 HAS=$0 OUT =$0 * If SHMC changes to another vendor for these Services, then fees may be either directly billed to SHO or billed by SHMC to SHO.

Point of Purchase (“POP”) and Offset Signing Procurement:

•     Planned Offset Signing & POP Elements: SHMC will provide visibility to storewide offset signing and POP elements, to the extent applicable to SHO. SHMC will provide advance notice of pricing inclusive of shipping to FastPak, creative proofs, and specifications. SHO may purchase these items at cost.

•     SHO exclusive signing projects: SHMC will assist SHO in the competitive bidding process for signing projects exclusive to SHO.

• Total = 50K Annually • Ad-Hoc support and/or unique support requested by SHO will be provided by SHMC at a cost of $45/hr. Plus Procurement Support

Print vendor management: SHMC will continue to coordinate execution of printed materials for the SHO preprint program, including execution from the receipt of completed files to the delivery to each newspaper vendor including freight/freight execution, and quality control to established SHMC standards, including a review of final Epson proofs prior to printing.

$82,500 per year Plus Procurement Support
	Financial Reconciliation for preprint program. Provide estimated and actual costs to execute each marketing event on a job by job basis.	Included above

3rd party and internally available marketing analytics.

Provide SHO with regular reporting, access to systems or fulfillment of ad hoc requests for marketing related data including, but not limited to, internal and external CSAT data on a weekly basis, market share data on a quarterly basis and ad tracking reports. Reporting will include SHO specific reporting as agreed upon in writing by the Parties.

CSAT (CLASS) $135,000 per year for SHO Other market share reports have no incremental cost for SHO
	POS offer execution. This includes creation and execution of barcodes, offers at POS (on receipt), and any updates to marketing functionality (e.g. offers based on market basket).	No incremental cost for SHO

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Service or Business Area	Services	Fees
Need further details on all services provided under this category and the requirements needed from SHO (with lead times) in order to perform/execute these POS activities.
	APT (Applied Predictive Technologies) Test and Learn Tool (service provided by APT) – Access to APT Test and Learn Tool with all HTS data. SHMC to bill SHO directly for all services provided by APT	$30,000 per year

Access and Maintenance of Systems:

SHMC will continue to maintain functionality and provide SHO access to dependent marketing systems. If SHMC modifies or replaces existing SHO dependent systems, then SHMC must provide notice in writing 180 days prior.

Note: PMI and AdPlan are replaced by IMPACT

These systems include:

System Support-(price support/training/coaching/holiday support/problem resolution)—$88K annually. If SHO desires its own dedicated line for support, it will cost more

System	Function
PMI	Legacy Pricing System

RES/ Sign Riter	Item level signage

Deal Management	Supports creating and maintenance of Sears coupons and barcodes

Aprimo	Soft-proofing system for reviewing, annotating and approving pages. Creation of activities in Aprimo supports future pricing out of IMPACT and accounting.

Deal Management	Supports creating and maintenance of Sears coupons and barcodes

Digital Asset Management (DAM)	Photography, logos and finished pages library

MARS	Accounting

IMPACT	Marketing Planning/Production /Financial Management tool

Ad Plan	Pricing information

Access to Digital Asset Management (DAM), FTP sites or any system which may host images. SHO will have access and rights to use all product level images and branding images/treatments. The same access will be made available for franchisees of SHO.	$12,000 annually for self-serve access.

Access to Aprimo soft proofing functions in IMPACT. SHO will continue to use IMPACT as a soft proofing system until the point where IMPACT interfaces with all internal & external vendors. SHO needs will be supported by enhancements to IMPACT, however until IMPACT can fully support the needs of SHO access will be provided to all legacy systems including PMI and AdPlan.

On-going access to all IMPACT related systems—$1.33 million (5% of total assessed IT costs for base and support based on 2012 costs)

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Service or Business Area	Services	Fees
	Local Ad Online digital circular	$170,000 per year
LOSS PREVENTION General Inventory Safety

Provide inventory Services for SHO including but not limited to:

Initial physical inventory scheduling

Consecutive rescheduling requests will be handled at a rate of $62/hour

Inventory service provider management

Physical inventory process management (data feeds to/from vendor/store/corp/)

Point of contact for inventory related questions, rescheduling requests, concerns

Disaster related inventory assistance

$ 35,000 /year

Provide Technology, Merchandise Protection & Physical Security Management including but not limited to:

Update of merchandise protection standards for various store formats

Planning, management and deployment assistance of third party contractor guard coverage as needed (limited to third party contractors retained by SHMC)

Manage third party contractors for repairs, upgrades as needed

Manage burglar alarm & fire alarm systems (“BA/FA”) maintenance agreement and facilitate needed repairs

Manage electronic article surveillance (“EAS”) systems maintenance and facilitate needed repairs

Administration and processing services for payment of SHMC Loss Prevention business unit related invoices

Provide Close Circuit TV consultation & solutions for new store construction, existing site improvements/retrofits ($55/hour rate)

$ 35,000 /year

Provide Crisis & Emergency Management Services

Weather monitoring and notification Services

Crisis response and planning Services

Risk assessment models

Mitigation strategies

Consultative services as needed ($65/hr)

Manage public sector partnerships (FEMA/Department of Homeland Security)

Critical incident reporting and management system

$ 30,000 /year

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Service or Business Area	Services	Fees

General Safety Management

Access to safety & health manuals, training and procedures

Access to hazmat shipping manual, training, and procedures

Regulatory agency (OSHA, Fire Department, and Department Of Transportation (“DOT”)) issue management

Core safety processes development and management

•       Accident prevention plan,

•       Safety team,

•       Safety inspection

Identification and management of personal protective equipment and safety supply lists

Accident reporting and investigation training programs

•       Return to work

•       Customer handling processes

Food safety training for storage, transportation, and recall handling.

Manage pest control service contract and inspections

Administration and management of awareness program and material

Management of hazardous materials

•       Identification

•       Storage and handling Classification

$ 65,000 /year

Critical Safety Management ($62/hour per SHMC employee as needed for Services, third party contractor resources at actual contractor fees plus expenses). SHMC will determine, in its discretion, when a SHMC or third party contractor resource is used.

Critical accident management (amputations, fatalities, etc.)

•       Communication

•       Investigations

•       Management and guidance

Critical Health Management

•       Bed bugs

•       TB, other infectious diseases

Regulatory Agency Activity Management

•       Citation review

•       Investigations

Informal conference, negotiation and settlement

$ T&M —

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Service or Business Area	Services	Fees

Ongoing Safety Expenses by SHO businesses: ($62/hour per SHMC employee as needed for Services, third party contractor resources at actual contractor fees plus expenses). SHMC will determine, in its discretion, when a SHMC or third party contractor resource is used.

Personal protective equipment procurement (gloves, apron, eyeglasses, shoes, etc.)

Associate Employee training

Equipment repair (compactor, motorized material handling equipment (“MMHE”), ladders, etc.)

Safety Equipment Purchase (ladders, MMHE. etc)

OSHA settlement payments

Fire department citation payments

DOT settlement payments

Hazmat permits and license fees

Miscellaneous safety purchases, fees, equipment, etc.

Annual fire and extinguisher inspections

$ T&M —

Provide Loss Mitigation and Resolution Services to SHO including but not limited to:

Awareness program and training material to mitigate exposure to losses (limited to SHMC program material, may require third party contractor resources at actual contractor fees plus expenses)

Cycle shrink reporting (additional analysis and research will be at $62 hour rate)

Civil demand & restitution collection management.

Provide chain loss prevention support for investigative purposes (Detail Control Center (“DCC”) support for research, analytics, case resolution)

Investigative system usage:

•       Aspect usage

•       Lexis, phone trace, etc

•       Hierarchy updates for Wazagua and Aspect

Background / social network investigations ($62/hour rate)

Business / owner investigations ($62/hour rate)

Theft investigation management to resolve and apprehend dishonest customers and employees ($62/hour rate)

$ 50,000 /year

Provide Loss Prevention (“LP”) Database Administration and LP System Support Services to SHO including but not limited to:

Case/incident management

Refund management support

Content management for LP related materials

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Service or Business Area	Services	Fees

Management of LP audit solution

Fraud mitigation & investigation of SHMC supported e-commerce and payment systems

Reporting and application environments for LP related content

New applications or system enhancement will be at $71/hour rate

$ 30,000 /year
	Total LP Services	$245,000 /year
STORE LEVEL LABOR PLANNING AND STAFFING SUPPORT Outlet and Hardware stores formats (non-franchised)

Basic Support Services

1.      Annual Labor hours/dollars plans developed by a Store staffing unit and Store location

a.       Annual plan by month by staffing unit and by Store

b.       Plans based on sales and relevant planning assumptions provided by SHO

c.       Plans delivered by SHMC within 20 business days of receipt of final sales and assumptions provided by SHO

2.      Monthly plan hours/dollars reporting

a.       Excel file – current state plan provided to SHO business leaders

3.      Weekly labor utilization/expense reporting

a.       Excel file provided to SHO business leaders

b.       Information provided by store and staffing unit within store

4.      Weekly Employee Overtime reporting

a.       Excel file provided to business leaders

5.      At the point when SHMC no longer actively maintains the HR management system for SHO, which contains all up-to-date employee information needed by SHMC to perform the store level labor planning and staffing support Services, SHO will be responsible for either arranging and paying for the necessary consents to permit SHMC to access SHO’s HR management system, or timely providing the necessary employee data as requested by SHMC.

Franchised locations are excluded from the Services above.

Post-Annual event Re-Plan

6.      Store labor plan development for Store locations added during the plan year

a.       Plans delivered by SHMC within 10 business days of receipt of final sales and assumptions

b.       On a per-request basis

Service Level Increases

If SHO requires a change in basic support services and/or frequency of services beyond what is outlined in the Agreement, costs may be adjusted to reflect increase in costs to provide services (if any). All requests for additional services or change in frequency must be provided in writing and cost for such services must be mutually agreed upon by both parties before a change in services will be instituted.

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Service or Business Area	Services	Fees

“As Requested” Services

7.      Additional services as mutually agreed upon in writing by the Parties. Each additional service priced individually based on mutually agreed-upon scope of work and requested delivery time

EMPLOYEE COMMISSION ADMINISTRATION SUPPORT SERVICES

Basic Support services – all SHO Store location types as of the Effective Date

1.      Maintain record of current store population by store type for proper commission compensation

a.       Franchised, non-franchised, Hometown, Outlet, Hardware, Home Appliance Showroom

b.       Store location moves to/from franchised status require 4 business days lead time*

If SHO requires a change in basic support services and/or frequency of services beyond what is outlined in the Agreement, costs may be adjusted to reflect increase in costs to provide services (if any). All requests for additional services or change in frequency must be provided in writing and cost for such services must be mutually agreed upon by both parties before a change in services will be instituted.

Franchised and non-franchised locations

Basic Support services – non-franchised locations

2.      Maintain record of employee compensation plans in place by format, location and scheduling unit

a.       Moves between compensation plans require 4 business day lead time*

3.      Provide commission rate reporting in excel file format (or other format agreed upon by the Parties) – for SHO use in communicating to selling employees (updated when rates changed)

4.      Based on business decisions communicated by SHO, set up commission rates / fixed dollar amounts by product category and/or line, by store location

a.       As of the Effective Date, non-franchise Hometown format store commission rates currently follow the Sears Full Line Stores structure for Home Appliances.

b.       Commission Administration support team is not responsible for developing new commission rate/fixed dollar amount values

5.      Provide bi-monthly commission expense tracking (excel file format (or other format agreed upon by the Parties))

6.      Research / respond to commission help ticket issues/questions

Basic Support services – franchised locations

7.      Commission rate set up and maintenance (for SADI system)

New/changed rates require 2 business day lead time*

“As Requested” Services

8.      Additional services as mutually agreed upon in writing by the Parties. Each additional service priced individually based on mutually agreed-upon scope of work and requested delivery time

Out-of- Pocket Costs Travel expenses and third party fees charged-through at cost

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Service or Business Area	Services		Fees
Retail Services

New Store Opening/PMM Support	As needed, SHO may require SHMC/PMM support to open new store locations. These services will be provided on an as needed basis and will include all responsibilities as documented below.		$2,566 per week Agreed upon cost is all inclusive and reflects labor + travel.

SYSTEMS:

	DSL or Satellite installation (permanent power required in building)	Coordinated by HAS SHO team

	Connect 16 port Ethernet hub	Assigned PMM Support

	Build Dell workstation	Assigned PMM Support

	Install and program Lexmark printer	Assigned PMM Support

	Build Human Resources computer	Assigned PMM Support

	Program registers	Assigned PMM Support

	IBM installers will assist with build/programming of computers, printers and registers	SHO – Store Mgr or District Mgr

FIXTURES:

	Verify you have the latest floor plan version	Assigned PMM Support

	Track fixture orders from all vendors	Assigned PMM Support

	All damages must be reported at receipt of fixtures. Possible hidden damage should be noted on bill of lading.	Assigned PMM Support

MERCHANDISING:

	Lead/supervise day to day activities of 4-8 general laborers completing tasks on workflow supplied by SHMC.	Assigned PMM Support

	Print and position current Plan-O-Grams	SHO – Store Mgr or District Mgr

	Verify all merchandise orders have been placed through replenishment	HAS – Inventory Team

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Service or Business Area	Services		Fees
	Coordinate shipment of merchandise with RRC/DDC contacts. Ask for release of code 6 and break packs as coded for new stores. Have regular shipments begin the following week.	Assigned PMM Support

	All damages must be reported to the appropriate RRC/DDC within 48 hours	Assigned PMM Support

	Unload, unbox and deluxe all appliances for display on sales floor	Assigned PMM Support

	Position all merchandise according to plan-o-grams / floor plan	Assigned PMM Support

	Supply power to appliances where applicable for display purposes- (coordinate with Construction PM)	Assigned PMM Support

	Item number should be written on back of all appliances with permanent marker.	Assigned PMM Support
SIGNING
	Track new store signing package for delivery to store	SHO – Store Mgr OR District Mgr

	Apply all sign holders per HAS Presentation Guide	Assigned PMM Support

	Print basic and promotional SignRiter price signs	SHO – Store Mgr OR District Mgr

	Hang Sears HAS and promotional overhead signing packages	Assigned PMM Support

	Apply basic and promotional SignRiter price signs	Assigned PMM Support
GENERAL
	Install selling solution station computers	Assigned PMM Support

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Service or Business Area	Services		Fees
	Computer require separate high speed service – (coordinate with Construction PM and SHMC Telecom)	SHO – Store Mgr OR District Mgr

	Three phones lines required one with rollover capability, the other for fax – (coordinate with Construction PM)	SHO – Store Mgr OR District Mgr

	Floors should be waxed prior the fixture assembly and touched up after merchandising complete. (Coordinate with Construction PM)	SHO – Store Mgr OR District Mgr

Arrange for dumpster to accommodate cardboard from initial trucks. Approx.200 appliance boxes. – (Coordinate with Construction PM) – Someone needs to contact landlord so that the dumpsters arrive in a timely manner. Contract usually calls for (3) 40 yd dumpsters to be provided

SHO – Store Mgr OR District Mgr
Utility Management	ECOVA’s services include: • Bill consolidation and payment services for each facility • Utility rate monitoring and optimization • Financial reporting including accruals • 13 Month Rolling Budget Development including a detailed site level budget for Electric, Gas, Water, and Sewer services • Energy procurement services		$158,000
In-Store Music	As allowed under applicable agreements, SHMC will continue to provide in-store music services for all locations requested by SHO.		SHO will be charged the lower of the following rates: • Current annual charge per unit prior to separation • Any renegotiated rate with in-store music providers

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Service or Business Area	Services	Fees
FACILITIES

SHMC agrees to provide the following services to SHO:

•     On an as needed basis, SHMC will provide SHO with general facilities maintenance and support including but not limited to the following:

•     HVAC Maintenance (Heating/Cooling Start-Up)

•     Exhaust Fan Inspections/HVAC Air Distribution & Transfer Unit Maintenance

•     Roof Repairs

•     Fire Protection/Alarm System Repairs/Maintenance

•     Compactors & Bailer Repairs/Maintenance

•     Energy Management – Service & Repairs

•     On an as needed basis SHMC will provide major maintenance and construction services to SHO. The rate(s) for required services will be negotiated on an as needed basis and will require prior approval from both parties. These services include but are not limited to the following:

•     Project manager and/or Project Coordinator support for (SHO) build out or Landlord (LL) build out of Outlet location.

•     Project manager and/or Project Coordinator support for (SHO) build out or LL build out of Home Appliance Store location.

•     Provide space and equipment for generation of Architectural and Design elements necessary for (SHO) construction projects.

•     Provide Architectural and Design assistance to consultants employed by (SHO). (Does not include production of or stamping of A&E documents.)

All maintenance & repairs will be billed to SHO at the agreed upon rate of $40/hr. This rate shall not increase by more than 5% annually and cannot be adjusted without prior written approval from both parties.

COMPLIANCE
Environmental

SHMC will continue to provide SHO services and support for Environmental Affairs at a rate of $25,000 Annually plus the direct cost for any necessary 3rd party services required to address and resolve Environmental Issues attributed to SHO.

1.      Asbestos Management , Lead Paint, Indoor Air Quality and Mold Assistance

2.      Environmental permitting/registration preparation and management (e.g. hazardous materials, wastewater and hazardous waste),

$25,000 Annually plus the direct cost for any 3rd party services required.

Additional support for Environmental Services may be available at the request of SHO. Each service will be priced individually based on mutually agreed-upon scope of work and requested delivery time”

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Service or Business Area	Services	Fees

3.       Regulatory report preparation and submittal,

4.       Review and Processing environmental permitting and reporting fees,

5.       Spill response and cleanup,

6.       Addressing regulatory issues (such as, Notices of Violation of Environmental Requirements),

7.       Coordination of hazardous and special waste removal and disposal/recycling,

8.       Addressing property owner inquiries regarding environmental issues (such as, environmental due diligence requests related to refinancing or real estate transactions),

9.       Work to assess and address environmental risks during store leasing activities (such as, Phase I environmental assessments or other environmental investigations)

10.     Support for other environmental issues that may arise (e.g. wastewater, storm water, hazardous waste),

11.     Hazardous and Special Waste Removal and Disposal/Recycling,

12.     Environmental Hotline and Material Safety Data Sheet Support,

13.     Environmental Management System Maintenance and Usage

14.     Engineering Consultant Support (when necessary to assist with complex issues),

1. Third party contractor costs.

2. Third party contractor costs.

3. Applicable regulatory fees. If no regulatory fees apply, $200 per event plus all third party contractor costs and out of pocket expenses.

4. Applicable regulatory fees. If no regulatory fees apply, $200 per event plus all third party contractor costs and out of pocket expenses

5. Third party contractor costs.

6. Fixed fee of $500 per event plus all third party contractor fees and out of pocket expenses.

7. Third party contractor costs.

8. Fixed fee of $1,000 per event plus all third party contractor fees and out of pocket expenses.

9. Fixed fee of $1,200 per event plus all third party contractor fees and out of pocket expenses.

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Service or Business Area	Services	Fees
15. Asbestos Abatement Contractors (as needed to support renovation and maintenance activities).

10. Fixed fee of $500 per event plus all third party contractor fees and out of pocket expenses.

11. Third party contractor costs.

12. $2.50 per month/store

13. $1.50 per month/store

14. Third party contractor costs.

15. Third party contractor costs.

Product Safety	1. Routine notifications of stop sale/recall information for SHLD branded product

	SHMC uses a tiered approach to product reviews, technical advice and consultation.	Tier 1

	2. Direction on applicable standards and regulatory issues	Consultation, data review

	3. Review and interpret technical data and/or laboratory testing reports (including #2)	0-5 reviews $150 6 or more reviews $250

	4. Product testing and review (including #s 2 and 3 in this Section above)	Tier 2 Product testing/review (includes contact with third party test facilities, vendors etc) 0-5 reviews $250 6 or more reviews $300

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Service or Business Area	Services	Fees
Corporate Compliance	Assist SHO General Counsel in transition, development and implementation of SHO Code of Conduct, key corporate policies, and SHO Ethics Hotline and continuing support of SHO offsite records management program.	$20,000 per year.

Global Compliance	Monitor and enforce compliance by vendors and manufacturers with applicable local law, SHLD internal standards, and other SHLD social compliance requirements with respect to child labor, wages, hours, benefits, pay, discrimination, harassment, environment, and health, and safety. To the extent SHO or its Affiliates may sell any products that are labeled or marketed under an SHLD-owned brand, SHO agrees to perform its own factory audits for these products through a third party, at SHO’s own cost, and a program approved by SHLD, and will provide the results of those audits to SHLD.	No charge

LOGISTICS & DISTRIBUTION	Services performed in accordance with the Merchandising Agreement dated , 2012 between SHO, Sears, Roebuck and Co., and others, including those set forth in Section 6 of the Merchandising Agreement.

Transportation

1.       International Transportation: Ocean Carriers

•       SHMC manages the shipment of goods on ocean vessel from foreign port to US destination.

•       If final destination of the shipment is inland US, this service also includes the truck or rail transportation movement and cost to deliver the goods from the US port of arrival to the Distribution Center (DC) destination.

•       Optimizes routing to minimize transit times and costs, negotiate contracts with carriers, provide volume forecasts, oversee performance and timely delivery of shipments to deconsolidation centers and distribution centers.

•       Expedites shipments as necessary using alternate transportation modes, carriers and routing.

Transportation Services: Freight Charges will be passed through to SHO at cost.

Ad Hoc Services

$75 per man hour

Transportation Overhead: SHO will be billed for Transportation Overhead based upon the percentage of total DC handling expenses (fixed and variable) attributed to SHO.

Fee Adjustments: On each anniversary of the Effective Date of this Agreement, SHO’s fees are subject to an annual adjustment per SLS’s cost structure.

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Service or Business Area	Services	Fees

Freight Cost Allocation: SLS will allocate freight costs to SHO as follows: The total transportation cost of each shipment is allocated to SHO based on the percentage of each SHO destination’s shipping volume to the total volume shipped in that transport.

Rates and costs are subject to change based on rate negotiations with SLS’s carriers’ as outlined in the carrier contracts and as warranted by changing market conditions.

2.       Freight Forwarding. Services provided by Forwarders:

•       SHMC serves as liaison between vendors and ocean carriers to create booking (reservation) for goods to ship on designated vessels.

•       Manages exceptions and obtain approval from SHMC for shipments outside tolerance

•        Freight Forwarders provide consolidation services overseas to optimize container loading utilization.

•       Forwarder verifies the shipment quantity and provides the Advance Ship Notice (ASN) to alert SHMC systems of the shipment details

•       Oversees performance, ensuring optimal container loading, timely and accurate data transmissions

•       Provides shipment tracking tools to SHMC users

•       Creates transit matrix which establishes lead time from vendor delivery to store delivery

3.       Customs:

•       Brokerage Services: SHMC provides the services of customs agents who file Customs entry for import merchandise shipments on behalf of SHO, following all of the applicable rules and regulations for US Customs and other Government Agencies to allow goods to enter the commerce of the United States

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Service or Business Area	Services	Fees
4. Costs incurred: • SHMC pays taxes due the US Government, including Duty, Harbor Maintenance Fees, Merchandise Processing Fees, etc. • SHMC pays the fees for Customs Broker services

5.       Other costs incurred for import shipments reported to US Customs:

•       SHMC pays royalty fees for SHO to have the right to sell goods with a brand or trademark which is owned by another company

•       SHMC pays commissions due to Buying and Selling agents who have assisted with the purchase of foreign goods, usually a percent of the cost

•       SHMC declares classification according to the US Harmonized Tariff Schedule for every imported item

•       SHMC determines the duties owed and establishes costs that must be reported to US Customs

•       Oversight of Customs Broker performance: on time filing, accuracy (including annual audit), and timely clearance

6.       Deconsolidation

•       SHMC provides processes and facilities to break down (“deconsolidate”) large imported shipments into quantities that can be distributed efficiently to the various distribution centers that serve SHO retail locations and then ships them to those distribution facilities. At SHMC’s Third Party Operated Flow-Through facilities, SHMC:

•       Takes in ocean containers shipped from multiple countries and use the Inventory Allocations to build outbound loads to inland distribution centers, optimizing US freight costs, acting as deconsolidation and consolidation center

•       Moves full truckloads of merchandise from Deconsolidation center to distribution centers or stores

•       Cost includes the facility handling costs as well as domestic transportation cost from Decon center to inland DC

•       Provides direction and forecasts to ensure efficient and timely flow of goods, continuously monitor performance

•       Expedites shipments as necessary by prioritizing cargo, employing alternate transportation modes, carriers and routing

7.       Domestic Transportation:

•       Inbound. SHMC transports vendor freight collect merchandise to the various distribution centers that serve SHO retail locations. As part of this service, SHMC:

•       Manages all vendor freight collect to DC transportation

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Service or Business Area	Services	Fees

•       Establishes vendor routing guides and monitor compliance

•       Dynamically optimizes daily freight movements using the Transportation Management System to determine the least cost flow alternative to meet the specified dates

•       Tracks, traces and expedites individual shipments to meet desired specified business needs

•       Manages claims asserted by or against carriers, such as cargo damage, demurrage, etc.

•       Manages and ensures consistent evaluation of carrier performance

•       Outbound. SHMC transports goods from its distribution centers to stores. This service includes:

•       Contracting for domestic inbound/ outbound transportation through a sequential combinatorial bid process using historical lane volumes and store clusters. Lanes awards to carriers take into account the least cost alternative that meets the service requirements

•       Managing flow of merchandise from DC to all SHO locations

•       Managing a 24/7 operation for load planning, tracking and tracing of home delivery from Direct Delivery Centers (“DDC”) to store and to Market Delivery Operations (“MDOs”)

•       Establishing store delivery schedules from DC’s to store based on historical volumes.

8. Special Services • Provided upon request at an agreed to rate

9. IT System • System integration • Network security and system access

Inventory Management	See description of services and processes set forth in Appendix 6 of the Merchandising Agreement.	$121,000 for each FTE associate dedicated 100% to serving SHO’s business.
New Merchandising Implementations 1. Submit new unique items to Flow Path Team that require DC stocking following established Flow Path process

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Service or Business Area	Services	Fees

•       Submit items before the items are entered in IMA.

•       A SKU count of 5% or more will materially change productivity service costs and storage expectations.

•       SHO must provide 90 day advance notice regarding SKU additions of more than 5% over SKU count Plan.

•       SHO must provide volume forecast of new SKUs at time of submittal (inbound, outbound, storage as described under forecasting requirements

2.       Contact Manager of Supply Chain Operations (single point of contact) for planning assistance with new product launches seasonal sets, new or closing stores, flow path decisions and operational issues.

3.       Provide feedback via digital Load Quality Surveys

4.       Provide complete and proper build of online items with all necessary artifacts

5.       Provide competent inventory management to drive inventory productivity and space utilization

Space Management

1.       Planogram Support

SHMC will provide Planogram support to the Hardware store format at the same level as performed before Separation (not more than 525 planogram changes per year and support of not more than 500 active planograms). Prior to Separation, this planogram work has been driven by assortment changes in the Sears FLS format, which then affect the Hardware store format. These planogram changes are first developed for Sears FLS, then will be passed over to SHO Hardware stores for review/modification, and approval before assignment to stores.

A new requirement for Hardware stores is to support planogram changes specific to Hardware stores only in the same capacity. This planogram work is independent of Sears FLS.

In either of the above cases, the SHO planogram team will modify planograms as necessary and provide to the SHMC team for quality review and import to the SHMC Space Management systems.

SHMC will assign a incremental dedicated Space Planning person to support the Hardware format. This resource will manage the incremental demand of the SHO driven planogram changes, guarantee responsiveness to demand, and ensure quality deliverables/service levels according to this SOW.

$38.50 per hour

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Service or Business Area	Services	Fees

SHMC Planogram services:

•       Facilitation of weekly Merchandise Transition Calendar project meetings.

•       Monitoring and reporting of merchandise transition critical milestones.

•       Receive/cascade Sears FLS assortment changes to the Hardware store merchant teams for review/adjustment/additions/changes.

•       Create, update, quality review planograms as necessary to support assortment decisions from by the merchants.

•       Provide assortment grids for approval to ensure item/planogram/store assignments are in alignment.

•       Address any rework or changes as requested by SHO.

•       Review planogram quality controls and import planograms to the corporate SHC database.

•       Maintain the Merchandise Transition Calendar and any other necessary systems to support the current SHMC level of service.

•       Maintain/update planogram groups and store models to ensure accurate store/planogram assignment.

•       Post planograms to the SHMC Store Plot Planogram system.

•       Generate planogram PDF and incorporate to the Days to Check applications.

Note: Planogram support is provided for the SHO Hardware store format only. Other SHO formats are currently out of scope of this unit of services.

2.       Floor Plan Support

•       Floor planning services were not provided for any SHO format prior to Separation. Should future Floor Planning services be desired, a new statement of work will be developed at that time.

3.       Transition Management

The SHMC Merchandise Transition Calendar is utilized to schedule and manage every planogram group transition in Hardware stores. Critical milestones will be monitored and reported to the SHO Hardware Transition project team each week.

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Service or Business Area	Services	Fees

SHMC Transition Management services include:

•       Coordination of project planning with stakeholders during reset planning and execution including (but not limited to) business unit merchants, inventory planning, procurement, and signing.

•       Establishing and leading weekly project meetings as appropriate for scope of the reset ensuring all stakeholders are involved and accountable.

•       Providing weekly project critical milestone tracking/reporting to all stakeholders

•       Monitoring all approval points within the project timelines escalating as appropriate

•       Providing access to the Merchandise Transition Calendar and any reporting available within this system.

4.       System Support Services

•       SHMC will provide SHO system support services through SHMC’s IT support function (and under its support services requirements), not through SHMC’s Space Management staff.

•       SHO may participate in regularly scheduled SHMC Space Management training services. Scheduling of training sessions specifically for SHO will be billed as appropriate.

•       SHO will continue to have access to the SHMC Days to Check suite of applications.

•       No direct user access to the SHMC Space Management JDA Intactix Knowledge Base (“IKB”) will be granted.

•       SHO has access to no more than 8 JDA Space Planning desktop user licenses. SHO will need to separately procure any additional licenses directly from JDA Software, Inc. SHMC will cooperate reasonably with SHO’s efforts to do so.

•       SHO will continue to have access to the SHMC product library to support SHO’s internal planogram development efforts. This product library is supported by SHMC I&TG.

5.       Special Services-Store AutoCAD projects

The SHMC Space Management team offers store plan (AutoCAD) drafting services for store sales floor/fixture plans. This service is specifically for those requests that involve the design in AutoCAD of new stores or changes/updates to fixtures, sales floor space, and simple architectural elements within an existing building plan. Requests for this service will follow the below process. Charges will be based on time/materials and

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Service or Business Area	Services	Fees
billed via the current time entry methods. SHMC will use commercially reasonable efforts to process SHO’s AutoCAD project requests as in the ordinary course of business, without giving more or less priority to SHO’s requests than any other’s. The relative importance of specific projects might dictate a reordering of those priorities in favor of or against SHO’s requests from time to time. Project scope, resource availability, timelines, and deliverables (as outlined below) will be communicated at the time the service is requested.

6.       Service Level Commitment

•       The SHMC Space Management team will strive to assign all planograms to stores within 4-6 weeks of receiving complete and accurate assortment information from SHO and also within the required lead time by Inventory Management to support ordering product.

•       SHC Store Planning (AutoCAD) services are project based. Resource allocation, timelines, and deliverables will be established at the time of each specific project request.

7.       IT System

•       Currently 8 JDA Space Planning desktop licenses are available for use by SHO. The SHMC IT support organization supports a link to the SHMC JDA IKB product library to support planogram development efforts for SHO.

•       Access to the SHMC Days to Check suite is available through the RCS process.

•       Network security and system access is not applicable in regards to the SHMC space management applications.

8.       Administrative Support

•       Reporting Services

•       Project management critical milestone tracking and meeting recaps

•       Weekly Planogram Reset Status reports (red/yellow report)

•       Inventory Instock Reporting 2 weeks prior to reset + week of reset

•       Billing of Services

•       Nature and frequency

Warehouse Distribution	1. Inbound Receiving • Receive Goods on behalf of SHMC and update appropriate systems based on receipt • Unload, count and verify • Reconcile actual receipts to PO using vendor ASN

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•       Update on hand and on order

•       File OS & D’s on behalf of SHMC

•       Follow standard seal control process

•       Receive Goods and Advance Ship Notices (ASN) directly from a Vendor or customer.

•       Receive replenishment stock Goods as well as flow-through Goods

•       Receive via three inbound modes

•       Drop trailer/ container

•       “Live” unload appointment (minimum 24 hour advance notice)

•       Small package

•       Take delivery of shipments per SHMC requirements

•       Receiving vendor compliance

•       Pass receipt information to existing SHMC Vendor Compliance

•       Liquidate and dispose of problem receipt items per SHMC defined disposition rules

•       Carton inspection

•       Provided as a Special Services as SHO requests

•       Receive goods with priority given to age of trailer on lot and demand for product

•       Receiving documents retention

•       Maintain electronic data for receipt to PO visibility (At least 120 days for RRC; At least 180 days for DDC)

•       Keep hard copy Bills of Lading and Vendor Manifests for period specified by SHMC

•       Unload and Put-away

•       Unload and put away/ store SHMC items per recommended handling vendor packaging guidelines and SLS current operating processes.

2.       Outbound Shipping

•       Fill Customer Orders by shipping on Point of Sale assigned date dependent on inventory availability.

•       Ship Customer orders as priority over store replenishment orders.

•       Receive Orders throughout the day, everyday

•       Fill Replenishment Orders dependent on inventory availability

•       Ship replenishment orders on requested ship date with ability of DCs to pull forward or push out based upon current parameters with SHMC

•       Ship Layaway orders if SHO elects Layaway when SHO removes ‘layaway pend’ at Point of Sale.

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•       Exception Handlings

•       At time of order filling, if item is not available to fulfill a customer order:

•       Customer orders – we will pick except to backorder

•       Home delivery – electronically notify Home Services/CCN to reschedule/ re-reserve order

•       Back to store – electronically notify SHMC POS (SCIM)

•       RIM orders (store replenishment) – we will pick except/cancel

•       Replenishment systems will reorder as needed

•       Place fulfilled orders onto outbound trailers

•       Generate an outbound ASN (EDI 856 Electronic Shipping Notice) which matches contents of the trailer to support store receiving process

•       Create a Bill of Lading which supports the Department of Transportation (DOT) requirements

•       Ship to the stores on regular delivery schedule and communicate any changes/ exceptions to the store

•       DC will provide Seal Control log with each shipment for Loss Prevention verification to ensure trailer integrity. For multi-stop trailers DC SHMC will provide the number of seals for each stop to ensure integrity between stores.

•       Support current Loss Prevention and Quality Assurance processes

•       Provide shipping services to the 50 US states, District of Columbia, Puerto Rico, Guam and Bermuda.

For export shipping, we will ship to selected offshore freight forwarder. SHO is responsible for providing necessary export documentation to their freight forwarder

3.       Inbound Vendor Cross Docking

•       Cross dock cartons by 2 forms:

•       Cross dock Inbound Vendor cartons from upstream DCs and move cartons to stores while providing systemic information of contents (JIT, RIM Flow and Central Stocking processes)

•       Cross dock Vendor Direct to Store cartons via servicing RRC (EMP Expedited Merchandise Process)

•       RRC acknowledges the carton ID (no receipt) as arrived at RRC and ships out on next store delivery

•       RRC passes vendor provided information via ASN to store. Store receipt triggers payment to vendor.

•       Move cross dock cartons to stores on next outbound delivery. DCs do not stock cross dock product

•       Support stores that ship directly from SLS distribution centers (DDCs and RRCs). HAS (Home Appliance Showrooms) do not have cross dock services (break pack, EMP, JIT, multiple items/multiple stores per carton) available.

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4.       Storage

•       SHMC will provide the real estate footprint to accommodate DC planned inventory.

•       If SHO misses forecasts which results in exceeding available capacity SHMC will, at SHMC’s discretion, obtain additional capacity whether it is storage trailers, short term leased space or 3rd party providers.

•       Capacity available will be based on plan; rate will be dependent on rate addendum. If actual storage is 110% or more to plan, the rate will increase by 20%. Storage will be defined in cubic feet for RRCs and square feet for DDCs.

•       If SHO comes in under planned storage usage, the storage charges will reflect a reduction in the variable costs. Fixed costs will remain the same.

5.       Physical Inventory – Ownership: At no point in time will ownership of the inventory be transferred to SLS.

•       Title of Goods

•       Unless otherwise specified in an SOW, title to Goods and any proceeds of such Goods will remain at all times with SHMC and shall not pass to SLS under any circumstances. However, SLS through an SOW can facilitate acquisition of Goods by SHO.

•       It is agreed that title to such Goods will pass to SHO upon receipt at a Hometown Store or an Outlet store or appropriate SHO facility.

•       Physical Responsibility:

•       Inventory responsibility will not transfer from SHMC entity to SLS until Goods are identified and receipted in at point of unloading and confirmed receipts verified.

•       Inventory responsibility will be concluded as product is loaded and confirmed out of the facility via the printing of a trailer BOL by the DC.

•       Inventory Accuracy

•       Processes will be consistent with SHMC and continue as in past

•       Cycle count program will continue to follow current SHMC Audit Program

•       Cycle counting will be performed at a rate of 12% (locations) per month for nine consecutive months

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Service or Business Area	Services	Fees

•       Conduct an annual Sampling

•       An annual sampling is completed at each Distribution Center in the spring with a % of bins identified in advance which are counted on the designated date by an independent auditing team. Results are compared and verified.

•       Inventory shrink is calculated based on comparison of book (General Ledger) vs. perpetual (DOS). An inventory shrink/gain allowance is in effect with SHMC and current process will remain in place. SLS is not liable to SHO for inventory shrink/gain.

6.       Special Services

•       Requests from SHO which are not part of our base Receiving, Order Filling or Shipping will be handled via a Special Project Request at Special Project rate.

•       All Special Project Requests will be handled through SLS assigned Manager of Supply Chain Operations for Hometown and Hardware Stores and through the SLS Director of Return Logistics for Outlet Stores.

•       Special Requests are defined as not normal day to day business of receiving, order filling and shipping which may include but are not limited to:

•       Product/ carton Inspection

•       Out of area shipping

•       Vendor or item specific on hand verification

•       QA Issues like product re-labeling, re-ticketing, re-cartoning etc.

•       On demand cycle counts

•       Stop Sale and/or Stop Shipping (lock bins)

•       Full Truckload special off-site store sales

•       Store Openings

•       Store Closings

•       Planned

•       Unplanned

•       Other services not specified in Logistics Services SOW

7.       Disposition of Unsalable, Defective and Obsolete Goods

•       Process DC returns to Vendor via RA/RGI procedures (Return Authorization/Return Goods Invoice)

•       Provide liquidation service (sell to salvager, destroy/deface and dispose) per SHMC direction

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Service or Business Area	Services	Fees

•      Manage the liquidation of damaged merchandise (assigned to damage bin) per SHMC guidelines

•      SLS manages store liquidation recoveries such as ‘Craftsman Tool Returns’ and Store RA/RGI flowing via our reverse logistics network.

8.       Facility Operations

•      Description of the facilities available to SHO and Facility hours of operations

•      These services are performed from SLS’s network of approximately 37 distribution facilities in the U.S

•      Facilities operate year round with the exception of Holidays as per SLS’s standard operating procedures.

•      Access to facilities will be accommodated in accordance with SLS’s standard operating procedures

9.       Logistics Administrative Services

•      Customer Service

•      SHMC will assign a Manager of Supply Chain Operations (MSCO) to act as single point of contact for Hometown and Hardware Stores. The following services are included:

•      Works with business on new initiatives and defining new requirements

•      Provides escalation support for day to day activities

•      Logistics Planning as described below.

•      Expedited Shipments (Inbound & Outbound)

•      Inventory Transfers

•      QA Issues, such as product re-labeling

•      Product Inspection

•      Vendor or item specific on hand verification

•      Out of area shipping

•      Vendor Support

•      Facilitate Vendor Returns

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Service or Business Area	Services	Fees

•       Support initial and seasonal sets, and new product launches

•       Participate in early planning sessions with Business

•       Assist in flow path decisions

•       Communicate volume and timing to Transportation/DC prior to product flowing

•       Act as conduit within the Supply Chain network

•       Identify cost/service impacts for business initiatives

Note: Vendor Inbound Shipment/ Tracking services are performed between order entry inventory management and transportation

•       Store Support Department (SSD)

•       Provide a single national contact phone # of the servicing distribution center - the Store Support Department (SSD)

•       Provide a load quality survey with every shipment to allow stores to provide electronic feedback to the Distribution Centers

•       Work on behalf of store:

•       For claims – Overs/Shorts/Damages (OS & Ds)

•       Trailer damage to property

•       Transportation Management Visibility (OTM

•       Provide a Website link for stores to see their truck delivery time and current shipment planned ETA and summary of contents

•       DC/Store Support

•       Review specific business requirements with Managers of Supply Chain Operations and translate into a prioritized action plan for Logistics Services, Inventory Management, Transportation and Distribution Centers

•       Coordinate resolution with Corporate SHMC/SHO businesses for DC service issues

•       Provide corporate project management and process directions to the Distribution Centers

•       Develop and document business function operating policies

•       Assist with the development and implementation of strategic planning

•       Work with operations teams to determine optimal product placement and handling strategies

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Service or Business Area	Services	Fees

•       Manage and perform any special requests as required within the network

•       Execute Network Realignments as needed; communicate with various stakeholders; monitor so that necessary tasks are completed at correct times.

•       Approve all ‘Reverse Flow’ (store back to DC) requests; execute properly for each retail format

•       Logistics IT System and Support

•       Provide distribution center warehouse management system to support, control and report inventory transactions such as receipts, order filling, storage and shipping

•       Provide Project Management for all distribution center IT initiatives

•       Provide 24x7 escalation support to DC’s

•       Provide on-going support to DC network system infrastructure

•       WMS, YMS, Order Management software

•       Communicate details of installs, upgrades and changes

•       Communicate planned outages

•       Provide first level escalation for urgent help desk issues

•       Hardware for DCs

•       Assist with installation and set-up of IT approved hardware/devices

•       Assist with IT certification of new devices

•       Maintenance agreements / contingencies

•       Network

•       Assist with design of LAN to support DC devices and processes

•       DC System integration

•       Provide project creation and gather business requirements for requested IT enhancements

•       Participate in DC contingency planning exercises

•       DC System security

•       Coordinate and assist with Sarbanes Oxley audits

•       Network Design and Flow Path

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Service or Business Area	Services	Fees

•       Provide long term network plan based on the mid to long term corporate initiatives

•       Incorporate SHO stores (both Hometown and Outlet) into Network Planning Models for alignment to the Distribution Centers while keeping Home Delivery dependencies intact

•       Work on four-walls continuous improvement projects by simulating and mathematically modeling DC Operations

•       Work with Supply Chain Finance and Industrial Engineering to establish rates for activities performed

•       Approve SHO unique items under current SHMC approved product lines for stocking in the distribution centers following Flow Path New Item Review process.

•       Assist “SHO” with distribution options for new product lines.

•       Conduct Flow Path Analysis of distribution options. Provide feedback for expense and inventory levels. Analysis to be provided under terms of the Billing Methodology.

•       Import vs. Domestic Buy

•       Flow vs. DC Stock

•       Direct to Store vs. DC Stocking

•       Case Pack vs. Repack

•       Special Projects as requested will be provided under terms of LOS (Level of Service) Addendum

•       Project Management resources

•       Web Enabled Commerce Support

•       Manage and operate online fulfillment centers

•       Support online assortments

•       Project Management for “SHO” initiatives impacting the Logistics network

•       Approve items for stocking in online fulfillment centers

•       Support Inventory transfers

•       Provide inventory cycle counts, inventory sampling and/or physical inventory as prescribed.

•       Provide support for parcel and freight shipments

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Service or Business Area	Services	Fees

•       Out of Scope: Handling of Hazardous items

•       Provide reporting related to online fulfillment centers to business

•       Provide assessorial services (non-fulfillment related) for activities performed in online fulfillment centers at prescribed rate outlined in Schedule 2.

•       Support vendor return and product liquidation processes at the online fulfillment centers

•       Return Logistics (Central Return Centers)

•       Manage all Vendor return and product liquidation processes/ agreements

•       Third Party Warehouse Management

•       Procure and manage 3rd party DC relationships and contracts as needed to meet SHO requirements.

•       Short-term and long-term project management

10.     Home Delivery for Puerto Rico (Puerto Rico Warehouse)

•       Delivery services to customer’s homes in Puerto Rico market unless otherwise agreed upon as a ‘Hybrid’ delivery market (same as mainland Home Delivery services).

•       Haul away of existing customer product (s) (as applicable)

•       Basic hook-up / overview of product in the customer home will be offered (as applicable)

•       Fly by and Fly Back

•       Pick up customer sold product at the store for delivery which is an additional stop charge expense.

•       Provide merchandise pick-up (MPU) from warehouse for customer orders

•       ROR’s (Record of Return)

•       ROR process in Puerto Rico will be consistent with SHMC mainland processes and rates.

11.     Outlet store scope with SLS Central Return Centers:

SHMC (through the SLS Central Return Centers) will deliver Goods to SHO’s Outlet Stores. “Goods” (non-hazardous) include:

(1)     Non-resalable merchandise;

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Service or Business Area	Services	Fees

(2)     Merchandise that Sears, Roebuck and Co. (“Sears”) or Kmart Holding Corporation (“Kmart”) has received back from its customers or its stores; which excludes defective goods.

(3)     End-of-season merchandise;

Perform facility management and data processing services for SHO at the CRC Facilities.

1.       Acceptance of Goods: Receive and verify receipt of all Goods and scan or enter product information into the data processing system.

2.       Loading and Handling: Direct the loading of the Goods so as to promote safety of the Goods in transit and ease of handling in delivery. SLS shall mark, stencil, apply bill of lading information (as applicable) and segregate all Goods and shall block, brace and/or gate the containers, trailers or trucks as appropriate.

3.       Shipping Schedules and Load Factors: Adhere to the shipping and departure schedules mutually agreed upon by SLS and SHO. SHO agrees to provide shipment destination information on each completed load within 2 business days of being notified that the load is ready for shipping.

4.       SLS Transportation: Maintain shipping schedules while achieving an acceptable load factor, in cooperation with SLS Carrier Management on all truckload shipments.

5.       Documentation: Prepare and maintain bills of lading and other shipping documents. Bills of lading and other shipping documents shall be made available to carriers at the scheduled shipping or departure times, in a form that facilitates the receipt of Goods at the designated receiving location and the filing of claims by SHO or its vendors against carriers for Goods lost or damaged in transit, if necessary.

Global Sourcing	1. Merchandising Support • SHO Merchant Support

•       Familiarize and remain up-to-date with SHO’s sourcing, supply and merchandise needs, policies and requirements, including but not limited to a complete understanding of all information on SHO’s website.

Global Sourcing Services are offered as part of current Logistics Support. SHMC’s

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•     Market Trend & Country of Origin advantage: Provide up-to-date market information, trends competitor information and productivity by category by country to help SHO Merchant in identifying suitable products and Vendors.

•     Facilitate communications between SHO and the Vendors and, when necessary, act as a translator for SHO’s representatives in meetings with Vendors and potential Vendors.

•     Use best efforts to assist SHO in the investigation and prosecution of any manufacturer, supplier or other party suspected of infringing upon SHO’s proprietary rights.

•     If SHO’s Merchant rejects delivery of any of the Merchandise for whatever reason, use its best efforts to enforce and monitor compliance with SHO’s trademark guidelines and prevent the Vendor from disposing of such Merchandise without removing Trademarks, labels, brand names or other markings (e.g., logos) which may be attached to the Merchandise or collateral material (e.g., hangtags, packaging).

•     Vendor Qualification and Assessment

•     Vendor Qualifications: based on vendor’s product strength, production capacity, U.S. market and Retail direct experience, annual business volume, internal quality control, company terms including payment terms, defective policy, UTC, PLI, their service level in terms of communication and follow up, response time based on our request

•     Assist SHO in working with selected Vendors on product selection, price negotiations, packaging development and Order placement.

•     Procure from prospective Vendors the information required by SHO’s applicable company or factory profile questionnaire.

•     Work with Vendors to comply with the applicable provisions of the manuals and vendor import guidelines.

•     Product Development

•     Product Development Stage – based on SHO’s need and requirements, source and designate the potential vendor matrix

•     Advance sample approval – ensure the product being produced at the factory is the same level or higher standard per SHO’s approval sample agent performing these services is Sears Holdings Global Sourcing (SHGS) Any change to the current services provided to SHO businesses will be billed based on an agreed upon rate.

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•     Packaging approval – ensure the packaging quality used on the product is per SHO’s requirement

•     Use all commercially reasonable efforts to ensure that the Design Materials used in or obtained or ordered for the manufacture of Merchandise are not used for any purpose other than the production of Merchandise solely for the account of SHO “Design Materials” includes (without limitation) documents, designs, drawings, artwork, sketches, patterns, photographs, images, fabric and/or samples in whatever form, whether written, physical or electronic.

•     Costing

•     Costing Stage – Solicit with vendors on quotation, sample preparation and align Cost vs. Design requirements as defined by SHO

•     In accordance with the SHO Merchant’s instructions, place Orders and use commercially reasonable efforts to negotiate and achieve the combination of price, quality and delivery most favorable to SHO for Merchandise which complies with the Merchandise Specifications, with the explicit understanding that SHO’s Merchant shall have the right, but not the obligation, to directly participate in all such negotiations.

2.       Production Management

•     Order Management – Order processing, training vendor base on SHO’s testing, inspection and factory audit requirements, monitor sample approval, packaging approval and vendors’ production and on-time performance

•     Regularly follow-up on production and shipments under Orders.

•     Keep close contact with all Vendors to ensure that production of the Merchandise is running according to the delivery schedule set by SHO’s Merchant for each item.

•     After becoming aware of any delivery delays, other noncompliance with the applicable T&C’s or Order, or other problems, promptly inform SHO’s Merchant, and use reasonable efforts to implement SHO’s decisions regarding new delivery terms and/or cancellation of Orders.

•     Unless otherwise instructed by SHO’s Merchant in writing, instruct vendors that Merchandise is not to be shipped to SHO after the shipment or cancellation date specified in the applicable Order without SHO’s prior written consent.

•     In the event of claims, assist in negotiations with the Vendors and shippers on behalf of SHO to obtain settlement in the best interest of SHO.

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•     Use all commercially reasonable efforts to ensure that the transshipment of Merchandise to conceal the true country of origin or the labeling of Merchandise with information that is deceptive as to the true country where the Merchandise was manufactured does not occur in the manufacture of Merchandise for purchase by SHO.

•     If specifically requested to do so by SHO’s Merchant and agreed to by SHMC’s agent, confirm that quota has been secured for Merchandise and, when requested by SHO’s Merchant, SHMC’s agent shall secure quota, if required, for the account of SHO and issue bills to SHO for the cost of said quota pursuant to this Agreement.

3.       Quality Assurance and Technical Support

•     Testing & Inspection – Product Specifications and requirements are verified through pre-production / production testing as well as in-line & final inspections.

•     Conduct reasonable sampling inspections of Merchandise procured for SHO (including at the Vendor’s facility, if SHO’s Merchant so requests) to assure that the Merchandise meets the Merchandise Specifications and all fabric, quality, labeling, packaging and other standards and requirements prescribed by SHO’s Merchant.

•     A certificate verifying the conduct of and results of the final inspection shall be submitted upon request by SHO’s Merchant. SHO shall have the right to inspect those inspection records which relate to product ordered by and shipped to SHO.

•     Inspections will not relieve the Vendor of its responsibility to SHO for the quality and quantity of the products or services supplied and SHMC’s agent shall instruct all Vendors of their responsibility in this regard.

•     Technical / Color Approval Support (For Apparel, Soft Home, Footwear, Fashion Accessories) – ensure the measurement, fitting and colors are within tolerance set forth by SHO’s Merchant.

4.       Social Compliance factory audit –

•     SHMC’s SHGS compliance team monitored a total of 1,619 active factory base under Steton system, which provide factory audit history for merchandising team to understand up-to-date social compliance performance and corrective action plan and timeline by factory by vendor

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•     Comply at all times with all laws applicable to the conduct of SHMC’s agent, including those of the country in which the Merchandise is manufactured.

•     Encourage and monitor Vendors’ compliance with (i) legal requirements, including but not limited to, CPSIA safety testing requirements as it may relate to any product categories, and (ii) the terms of applicable Orders, T&C’s, Merchandise Specification and other contractual requirements.

•     Use all commercially reasonable efforts to ensure that no child, forced or convict labor in violation of the local laws of the country in which the Merchandise is manufactured, or to which the Merchandise is being exported, is used in the manufacture of Merchandise.

•     Immediately identify to SHO’s Merchant any financial interest or family relationship that any employee or shareholder/owner of SHMC’s agent has, had or may have with an existing or potential Vendor or export supplier.

•     If SHO purchases Merchandise from a Vendor or export supplier with whom the SHMC’s agent, agent’s employee(s) and/or agent’s shareholder(s)/owner(s) have, had or may have a financial interest or family relationship, SHMC’s agent shall provide written assurances to SHO that (i) such interest or relationship will not affect the agent’s ability to perform the services described herein and (ii) the agent shall not share profits or other proceeds with such Vendor or export supplier from any transaction resulting from the agent’s performance of its services.

5.       Logistics Support

•     Facilitate the processing of export documentation necessary for customs clearance in the port of entry,

•     Monitor Merchandise shipping for compliance with Orders.

•     Monitor compliance with and advise SHO’s Merchant as to shipping logistics and delivery terms required in Orders or otherwise specified by SHO’s Merchant.

•     Promptly after becoming aware of the same, advise SHO’s Merchant of any non-compliance with the above and obtain the written approval of SHO’s Merchant for non-compliance or changes in requirements.

•     Prior to the exportation of the Merchandise to the United States (or such other country as SHO’s Merchant shall designate), SHMC’s agent shall facilitate the collection of and provide all documents, certificates, forms, statements and information appropriate or necessary for exportation to and importation into the United States, or other country of destination.

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Service or Business Area	Services	Fees

•     Analyze best flow path per SHO’s target in-store dates and provide ocean freight and in-land shipping cost estimation / options

•     Secure Vessel bookings

•     ensure shipping documentations are reflecting the correct details per SHO purchase orders for smooth customs clearance

•     Others – See details in Warehouse Distribution & Logistic services section of this Schedule

6.       Finance Support

•     Statutory Reporting: External reporting to local statutory and tax authorities through filing of audited financials and tax returns.

•     Management Reporting: Internal management reporting to SHMC executives, branch managers and department heads.

•     Claims Processing

•     Creation of claims against vendors for SHGS local services

•     Creation of claims against vendors on behalf of SHO

•     Monitor offset of claims receivables against FOB payable

•     Implement routine and necessary collection efforts

•     Exercise hold payment if necessary as leverage

•     Resolve disputes through co-ordination with different SHMC business units.

•     Letter of Credit (LC) and payment processing

•     Processing steps leading to issuance of LC to vendors

•     Attend to all routine and ad hoc issues relating to LC processing

•     Process wire transfer payments

•     Product Liability Insurance Compliance

•     Monitor Product Liability Insurance applications

•     Ensure vendor compliance to Product Liability Insurance

•     Diligence and internal control Steps

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•      Recording and exercise custody steps over cash and fixed assets

•      Ensure proper authorization over all expenditure

•      Maintain segregation of duties and promote internal control steps

BILLING METHODOLOGY

1.      Logistics Billing Methodology

•     Variable handling billing

•      Rates for the RRCs are by flow path and by product size (Small, Medium, Large and Extra Large). Each Div-Line is placed into a size group at the beginning of the year based on last year’s average inbound carton cube for that Div-Line.

•      Rates for the DDCs are by flow path and division.

•      SHO will be billed based on disbursement volume out of the distribution centers.

•     Fixed handling billing

•      Fixed Handling represents the portion of logistics cost that does not vary with volume and that is not related to storing merchandise.

•      SHO will be charged the 2012 plan level for fixed handling (plan is based on the SHO 2011 actual charge for fixed handling by network).

• Storage billing

•      Cost is based on usage of DC inventory space.

•      SHO will be billed based on cubic feet of RRC inventory space and square feet of DDC inventory space.

•      Cubic/Square foot space usage is allocated to SHO based on the % of total division level volume attributed to the business.

There are, as of the Effective Date, no charges for RDC services to SHO. SHO will be charged variable handling rates for RDC services for merchandise shipped directly from an RDC to a SHO store, if that service is requested.

2012 Storage and Handling Rates by Flow Path are listed in Exhibit 2- 2012 Logistics Rates.

2.      CRC Handling and Transportation

•      CRC handling services are billed on a per scan basis.

•      Transportation rates are based on the average size of the item. SHO is assigned a rate based on the average cube per selling unit.

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•      Salvage revenue is derived from recovery of salvageable merchandise. Rate is set in accordance with our agreement with third party(s).

•      Freight and handling planned revenue is based on 2011 average actual rate.

3.      Billing of Overhead Expenses

•      SHO will be billed for other Logistics Overhead expenses based on the percentage of total DC handling expenses (fixed and variable) attributed to SHO. Other Overhead Expenses are defined as Supply Chain Management overhead minus Inventory Management, Space Management and Global Sourcing.

4.      DC Markdowns

•      DC Markdowns include inbound damage, price change markdowns, price protection subsidy, and damage caused during storage and handling at the DC.

•      Allocation of charges to SHO for DC markdowns is based on the percentage of division level store markdowns attributed to SHO.

5.      Online Fulfillment Services – No Charge

6.      Special Projects

•      Special requests for non-standard services, such as re-ticketing or re-cartonization, will be charged to SHO on a per project basis.

•      Amount of the charge will be equal to the number of hours worked on the project multiplied by $50 (the hourly special project rate).

•      The project must be pre-approved by submitting the Special Project request form. SHO should contact its MSCO if it requires a Special Project.

7.      Third Party Warehouse Management

Third Party rates and billing will be agreed upon by SHO, SHMC and the Third Party where Third Party services are determined by SHO and SHMC to be the best option.

8. Supply Chain Charges will be billed monthly and trued-up to the actual expense at the end of each quarter. This will involve a comprehensive review of all supply chain charges.

9.      Puerto Rico Warehousing – No Charge

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Service or Business Area	Services	Fees

10.    Puerto Rico Home Delivery:

SHO will be charged the carrier expense for home deliveries.SHO stores will be billed a percentage of the total MDO monthly carrier expense equal to SHO’s percentage of total home delivery stops completed in Puerto Rico during the month.

PAYMENT CLEARING AND RELATED FINANCIAL SERVICES

SEARS FINANCIAL SERVICES (SFS)
Third Party Payment Acceptance

2.1 SFS manages the payment acceptance process of authorization and settlement for the acceptance of third party credit and debit cards through contracts with Discover, American Express, and First Data (for the acceptance of Visa and Mastercard-branded cards). In addition, SFS will manage SHO’s Telecheck relationship for the acceptance and settlement of checks. Sears Financial Services manages third-party partner SLA performance, PCI and regulatory compliance, technical enhancements and tender optimization

Each tender type accepted for payment at SHO has an interchange rate associated with it, which rates SHO will pay on a pass-through basis.

Each month, Sears Financial Services will charge out the direct liability for third party payment costs associated with SHO’s merchandise sales for that month. The total payment cost and total payment cost as % of sales will vary from month to month based on merchant promotional activity (e.g. tied-to-Sears-credit offer). Sears Financial Services will provide monthly reporting for SHO so they can better understand the drivers of the payment costs they incurred in each month.

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Service or Businees Area	Services	Fees
Consumer Credit Cards

2.2 SFS manages lending relationships (currently with Citibank and Capital One) for the provision of Sears-branded credit to SHO through either a private label or a general purpose credit card. Provision of credit to SHO (1) reduces payment costs, (2) builds the business partner data warehouse of marketable households and transactional activity, (3) gives business partners access to financing to purchase goods from SHO, (4) offers merchants a vehicle for targeting promotional offers (including 0% financing), and (5) generates an incremental revenue stream from lending relationships.

The acquisition of and ongoing business partner use of Sears-branded consumer credit cards creates a number of benefits for SHO. Lending partnerships include a variety of revenue, expense and subsidy streams that can be tapped to help SHO grow sales, manage down its third party payments costs, and offset the expense of select promotional offers (when tied to credit).

The successful optimization of Sears consumer credit programs requires the alignment of incentives across Financial Services and SHO. To this end, SHMC will distribute the credit revenues associated with the Sears credit programs according to the following table:

	Financial Services	SHO
Net New Account Revenue	25%	75%
Non-0% Credit Revenue	25%	75%
Associate Incentive		100%
Tied-to-Credit Subsidy		100%

Net New Account Revenue represents the fees paid by Citi and Capital One for a new approved, activated credit card account. For Citi and Capital One underwritten accounts, the fee paid to SHO is the per account amount paid by Citi and Capital One to SFS.

Non-0% Credit Revenue is earned only on Sears Cards issued by Citi. It is subject to a sliding rate schedule (outlined in the Citi-Sears Program Agreement) which is based on the Dollar Volume of SHO Merchandise sales and the Dollar Volume of 0% Sears Card sales.

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Service or Business Area	Services	Fees

SHMC pays for the $2 Associate Incentive earned by SHO associates for every credit card application generated. From time to time, SHMC will fund additional incentive contests where it will pay up to $4 for every credit card application generated

In addition, SHMC will work with SHO to design, develop, and execute merchant offers tied to credit that generate Non-0% credit revenue for SHO. These offers may be eligible for incremental Tied-to-Credit Subsidy from Citi which will be negotiated on a one-off basis based on the business case developed between SHMC, Citi and SHO.

0% Promotional Financing is another promotional tool that can be leveraged by SHO to incent merchandise sales. SHO will be assessed a Merchant Discount Rate (MDR) equal to the MDR that SHMC is assessed by Citi based on the duration of the promotion.

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Payment Settlement

SHMC will provide payment settlement services for merchandise sales proceeds from Sears Card transactions (processed by Citibank) until such time as SHO establishes with Citibank a separate service agreement and fund flow. SHMC will pay SHO the Sears Card Merchandise Sales proceeds on the day following Citibank’s settlement with SHC of Sears Card Merchandise Sales.

Upon establishment of a separate fund flow for SHO, payments by customers for Discover or Sears credit cards will be remitted by SHO to SHC the day following receipt into SHO’s bank account. SHMC will also provide SHO payment settlement services for American Express, Visa, and MasterCard (First Data) transactions until such time as SHO has entered into agreements with these service providers.

These activities will be performed at no charge to SHO.
Gift Cards

2.3 SHMC manages the product development, operational support, vendor management, marketing budget, and state-by-state compliance for Sears/SHO branded gift cards. Gift cards offer SHO a convenient gifting option to offer its customers when they cannot find or do not know what color/size/brand/style merchandise their recipient would like most. It gives Sears/SHO an opportunity to market Sears, Sears/SHO outside of stores through Gift Card Malls and Rewards programs nationwide. Plus Sears/ SHO gift cards carry no fees and never expire.

The interchange rate on Sears/SHO gift cards will be 200bps of gift card value redeemed. This Gift Card Fee covers the cost of running the gift card program, i.e., ValueLink processing costs, plastics, B2B discounts (associated with third party sales of Sears/SHO gift cards outside Sears and SHO stores), etc.

Requesting custom gift cards for specific promotions will incur direct fees associated with custom card production. These will vary by promotional requirements and volumes and will be executed according to terms that will be mutually agreed to by the parties separately.

Gift Card Acceptance

2.4 SHC and SHO will accept each other’s gift cards as a tender type and will be reimbursed for the “same as cash” value of the gift card redemption regardless of where the gift card originated.

Sears Financial Services and SHO will agree to partner on the development and implementation of periodic “Spend and Get” promotions which will be offered to consumers in Sears/SHO as a means of driving incremental traffic and revenue.

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Service or Business Area	Services	Fees
Financial Summary of Spend & Get Promotions:

Accounting Activity/Description	Account	Timing

At time of reward card issuance, SHO is charged 100% of reward card value	Gross Margin Adj 50181	At Activation

SHO receives 25% discount on reward card issuance expense	Gross Margin Adj 50181	At month end close for the month in which promotion was run

SHO receives 75% of breakage benefit for expiring states	Gross Margin Adj 50181	The month following the promotional expiration date

SHO receives 75% of breakage benefit for non- expiring states	Gross Margin Adj 50181	The month following the promotional expiration date

SHO Receives 25% charge on any redemptions taking place within their Format	Gross Margin Adj 50181	The month following the promotional expiration date

Requesting custom Spend & Get cards for specific promotions will incur direct fees associated with custom card production. These will vary by promotional requirements and volumes and will be executed according to terms that will be mutually agreed to by the parties separately.

Installment Loans	2.5 SHMC manages the lending relationship with GE who provides the capability for our business partners to buy our product and services over a fixed term with equal monthly payments. Installment loans provides our associates with a tool that allows them to promote the low monthly payment option as a vehicle to increase sales ticket, improve attachment and grow accessory sales. Provision of installment loans gives SHO and its merchants a unique advantage over its major hardline competitors as they do not currently offer this product	.

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Service or Business Area	Services	Fees
Similar to the utilization of 0% promotional financing in section 3.2,
Installment Loans are another promotional tool that can be leveraged by
SHO to incent merchandise sales. SHO will be assessed a Merchant
Discount Rate (MDR) based on the duration and consumer interest rate of the promotion. The expense table for Installment Loans is included below.
By way of example, the 2012 MDR table is listed below.

36 Month Term
APR	MDR	Monthly Payment on $1,000 Purchase
4.99%	10.42%	$29.97
7.99%	7.37%	$31.33
9.99%	5.24%	$32.26
12.99%	3.23%	$33.69

48 Month Term
APR	MDR	Monthly Payment on $1,000 Purchase
4.99%	13.42%	$23.02
7.99%	9.40%	$24.41
9.99%	6.72%	$25.36
12.99%	4.00%	$26.82

Layaway

2.6 SHO will continue to have available at point of sale and be able to offer customers Layaway options in all retail locations. SHMC will continue to provide access and support for the existing layaway functionality.

Reporting & Support

SHMC will provide SHO with a month by month forecast for annual Financial Services revenue and expense items by product (e.g. Sears Credit, Third Party Payments, Layaway, Gift Card).

SHMC will provide weekly reporting of SHO sales by tender type for the purposes of enabling your organization to forecast monthly revenues, expenses, opportunities and risks.

SHMC will provide a single point of contact for SHO to address questions that it may have as well as assist SHO in the design and execution of promotional programs for optimizing benefits and reducing expenses.

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Service or Business Area	Services	Fees

IT SERVICES

IT SERVICES Base Operations for 2012 THIS SECTION IS SUBJECT TO EXHIBIT 3 WHICH INCLUDES THE 2012 I&TG SERVICE CATALOG VERSION 1.1-MAR 2012 AND THE SERVICE LEVEL AGREEMENT	Technology Product Domain Business Strategy & Operations: • Enterprise Learning & Development • Enterprise Process Management • Enterprise Project / Program Management	$12,004 $32,744 $48,821
	Business Strategy & Operations Total	$93,569
	Information Analytics & Innovation • BI Administration • BI Application Support • BI Data Monitoring • BI Delivery Administration • BI License Management & Support • Supply Chain Management	$11,306 $266,063 $46,829 $57,532 $62,870 $374

	Information Analytics & Innovation Total	$444,974

Network & Security Services:

•       Compliance

•       Media Services

•       Non-retail Asset Maintenance

•       Retail Asset Maintenance

•       Security

•       Telecom Provisioning & Management

•       Telecommunications Data

•       Telecommunications Voice

		$89,867 $22,337 $82,513 $53,404 $460,099 $305,188 $4,095,582 $647,057

	Network & Security Services Total	$5,756,047

	Operational Services: • Associate & Customer Desktop Support • Data Center Operational Services • Distributed Environment Services • Storage Services	$65,393 $660,421 $961,213 $208,106

	Operational Services Total	$1,895,133

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Service or Business Area	Services	Fees

	Retail Services: • Core Retailing Transaction Support • Customer Facing Transaction Support • Hardware Support Services	$310,871 $68,673 $377

	Retail Services Total	$379,921

Service Management:

•       Administration

•       Business Continuity

•       IT&G Service Quality Management

•       IT&G Service Support

•       I&TG Service Support – Corporate Desktop Support

•       Learning & Development

•       Performance & Service Management

		$959 $27,439 $14,416 $2,254 $168,341 $1,720 $11,784

	Service Management Total	$226,913

	BASE OFFERING GRAND TOTAL	$8,796,557

IT Support Services	Business Strategy & Operations Development & Support Services: • Fixed team minimum to support and maintain services, multiple enhancements, external variable charged, as needed	$811,200

	BUSINESS STRATEGY & OPERATIONS SUPPORT SERVICES TOTAL	$811,200

IT Service Costs – Base Components

Service costs of Base Components for SHO will not exceed $9.6M for 2012, assuming SHO usage and requirements are consistent with that experienced in 2011. Services will be billed according to plan as reflected in the “fees column” in the Schedule of Services and Fees, with an exception for Mainframe computing, Cloud computing, Teradata data, and Hadoop data services for which SHO will be billed “actual” expenses.

•       Annual increases to the Base Component and Systems Access/Maintenance service costs will be capped at five-percent (5%) with the exception of increases to 3rd Party services which will be passed through to SHO.

•       Any additional increases will be subject to negotiation and agreement by both parties in advance of any applicable increase.

Labor Rates actual spend is based on the time and materials cost associated with Service Requests determined on a project-by-project basis, as well as by the skill sets required to deliver the Services.

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Service or Business Area	Services	Fees

I&TG Standard Rates for Sears Holdings Corporation (SHC) and Sears IT & Management Services India Private Limited (SHI) Associates for Fiscal Year 2012:

Labor Type	Skill Set	Hourly Rate
SHC Associate	Associate	$65.00
SHI Associate	Off-shore Engineer	$35.00
SHI Associate	On-site Engineer	$65.00
3rd Party Contractor	Variable	TBD	*

* Hourly rates will be reviewed with and approved by SHO

HOME SERVICES (Installation & Repair)

Services performed in accordance with the Merchandising Agreement dated                  , 2012 between SHO, Sears, Roebuck and Co., and others, including those set forth in Section 11 of the Merchandising Agreement.

1. Home Delivery

Delivery Services will be made available to all SHO markets unless a market is otherwise agreed upon as a “Hybrid” delivery market.

Haul Away of existing customer product(s) (as applicable)

Basic hookup / overview of product in the customer home will be offered (as applicable)

Pickup of returned goods (RORs) from consumer

The rates cover all carrier and 4-wall MDO expenses and related carrier management, carrier negotiation, site management, routing, customer engagement and containment, infrastructure costs and all Customer Care Network (CCN) costs.

The Customer Care Network (CCN) costs cover the services related to customer engagement and satisfaction.

The rate is per stop - if multiple products are delivered on a single retail customer stop, only 1 charge will be incurred.

The Delivery rates stated for SHO Store locations do not include a potential fuel surcharge (see fuel surcharge table).

Delivery Fee

SHO (Outlet) Customer Standard Delivery Charge is based on the Outlet Market Delivery Rate Table. Home Services will reimburse SHO (Outlet) for any Market Delivery Rates that exceed $69.99 on a store-by-store basis.

SHO (Hometown – HTS, HAS or AHS) Standard Delivery Charge is based on Market Delivery Rate Table.

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Appendix 1.01-A

Service or Business Area	Services	Fees

The Delivery rates for SHO (HTS, Outlet) are included in the Outlet Market Delivery Rate Table and Hometown Market Delivery Rate Table. Both Market Delivery Rate Tables are included in Exhibit 4 to this Appendix 1.01-A Schedule of Services and Fees.

Rates as shown in the Market Delivery Rate Tables are for the first year of this Agreement, and then reviewed and agreed upon annually by SHMC and SHO during the length of the agreement.

Hybrid Delivery Market Process

A Hybrid Delivery Market is a market that is either serviced out of a Sears, Roebuck and Co. full-line department store (SDO) or out of a SHO Store (by the SHO Store owner).

SHO and Home Services Delivery will review and agree on the customer location zip codes that identify Hybrid Delivery Markets.

SHO will assign the Delivery Rate for each zip code and transmit the completed zip code file with the rates to Home Services Delivery for entry into the POS (Point of Sale) system.

When a Sears full-line store sells merchandise for delivery into a Hybrid Delivery Market zip code that is assigned to a SHO store, the delivery service revenue is transferred from the Sears full-line store to the SHO store performing that delivery.

Home Delivery Fuel Surcharge

In addition to the fees for Home Delivery services set forth in the Agreement, SHO agrees to pay to SHMC an additional amount to compensate SHMC’s Home Services business unit for increases in the retail cost of fuel for trucks used to provide the Services (a “Fuel Surcharge”) when such cost equals or exceeds $4.40 per gallon (National Averages), calculated as follows:

On the last day of each calendar month, SHMC shall establish the retail cost of its truck fuel by reviewing average price for the month based on the “Gasoline and Diesel Fuel Update” as published by the U.S. Department of Energy’s Information at: http://www.eia.gov/petroleum/gasdiesel/.

When the “Gasoline and Diesel Fuel Update” average price for any calendar month is equal to or greater than $4.40 per gallon, SHMC shall charge and SHO agrees to pay SHMC a Fuel Surcharge as described in the chart below.

Fuel Surcharge table is included.

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Appendix 1.01-A

Service or Business Area	Services	Fees
Home Delivery Fuel Surcharge Table

Monthly Average Diesel Price		Fuel surcharge per billed stop
At Least	But Less Than
$2.40	$4.40
$4.40	$4.60	$0.36
$4.60	$4.80	$0.72
$4.80	$5.00	$1.08
$5.00	$5.20	$1.44
$5.20	$5.40	$1.80
$5.40	$5.60	$2.16
$5.60	$5.80	$2.52
$5.80	$6.00	$2.88
$6.00	$6.20	$3.24
$6.20	$6.40	$3.60
$6.40	$6.60	$3.96
$6.60	$6.80	$4.32
$6.80	$7.00	$4.68

In the event the fuel cost increases above $7.00 per gallon, an additional Fuel Surcharge of $.36 will be added for each $.20 increment.

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Appendix 1.01-A

Service or Business Area	Services	Fees
When the “Gasoline and Diesel Fuel Update” average price for any calendar month is equal to or less than $2.40 per gallon, SHMC shall rebate SHO a Fuel Surcharge as described in the chart below.

Monthly Average Diesel Price		Fuel surcharge per billed stop
At Least	But Less Than
$2.20	$2.40	($0.36)
$2.00	$2.20	($0.72)
$1.80	$2.00	($1.08)
$1.60	$1.80	($1.44)
$1.40	$1.60	($1.80)
$1.20	$1.40	($2.16)
$1.00	$1.20	($2.52)

In the event the fuel cost decreases below $1.00 per gallon, an additional Fuel Surcharge of $.36 will be rebated for each $.20 increment.

Merchandise Pick-Up (MPU)

Merchandise Pick-Up (MPU) represents Home Appliances product picked up at an MDO for delivery or installation by anyone other than a Home Services Delivery carrier.

This MPU fee will be billed by division to the selling unit. MPU does not qualify as a billable stop.

Merchandise Pick-Up Fee

The rate for MPU service will be a flat rate of $10.00 per deliverable unit. Home Delivery Services will rebate $5.00 for each Retail Installation contractor pickup (excluding Outlet Stores).

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Appendix 1.01-A

Service or Business Area	Services	Fees

MDO Concessions / Damage Charges

Charges are related to:

Customer Accommodation Costs (Gift Cards) related to concealed damage.

Merchandise Depreciation / Markdowns on Concealed Damages for Saleable and Non-Saleable items.

Depreciation rates on saleable items are set between the SHMC BUs and SHO (Outlet business).

Hard Inventory Markdowns on Merchandise in the MDO Inventory.

Charges to SHO are based on percentage of SHO ROR stops to total ROR stops by merchandise division.

For SHO (HTS/HAS/AHS only), SHMC has agreed to rebate $5.00 per Home Appliance MPU related to a Retail Installation contractor pickup. The installation must be sold at POS as that data is used to determine the rebate.
	2. Installation Services Retail Installation Services provided include: Garage Door Opener, Garbage Disposal, Hot Water Heater and Built In Appliance	Retail Installation Services Fees are market specific and loaded in the SHO POS system.

Commission Rate:

SHMC (through its Retail Installation Services unit) will pay 15% commission on the Net Revenue (after cancellations) of the installation sale sold in SHO locations.

Fee Basis is per Installation order sold – net of cancelled customer orders.

SHO receives a Sell Short chargeback at month end for installations sold below the set installation price at POS.

Commission Rate is 15% on the Net Revenue

Take the Lead Program (Installation):

SHMC will pay a commission to SHO from Installed Net Sales generated from the qualified leads at SHO locations through the Take the Lead Program. “Installed Net Sales” are the total sales proceeds received from the homeowner on sold jobs that have been completed less allowances, cancellations and credit rejections as settled by SHMC. The SHO (HTS owner) commission is 7.5% of Installed Net Sales and will be listed on Line 12 of their current commission statement. SHMC will pay SHO an additional 1% of installed Net Sales as a corporate commission.

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Appendix 1.01-A

Service or Business Area	Services	Fees

3. Product Repair Service

SHMC will provide product repair services for Collect (customer paid) and In-Warranty repair customers via In-Home repairs, Carry-In repairs and repairs at SHO locations.

Home Services’ services include, and SHO’s damaged rate covers: all costs incurred for each service event including:

All tech, management and support labor and all parts supply

All CCN services related to customer engagement and satisfaction

All parts sourcing and related management

All truck expense, including lease, maintenance, fuel and insurance

All Supply chain / distribution services related to parts

All Product Quality Management and Overhead expenses

All claims management services

All capital investment to support In Home and Carry-In Operations

Store Stock Repair Fees

SHMC will perform SHO (Outlet) Store Stock repairs at the rates listed below for each completed service call

Store Stock Repair Fees

ON-SITE SERVICE COSTS

Division		Rate
HO	Div 3	$184.79
REC	Div 6	$144.31
HW	Div 9	$113.97
HA	Div 20	$113.30
HA	Div 22	$126.96
HA	Div 26	$130.15
WT	Div 32	$119.66
HC	Div 42	$118.21
RF	Div 46	$156.90
CE	Div 57	$63.75
LG	Div 71	$160.57

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Appendix 1.01-A

Service or Business Area	Services	Fees
	Service Order Transfer Fee (SOTF): is defined as the Carry-In service order transfer fee that reimburses the Store for the creation of the service order, material handling of the customer’s product, and the collection and close of the service order at time of customer product pick-up.	Service Order Transfer Fee (SOTF) is $10.50 per service order.

Misdirect fee: is defined as incorrect or repair-ineligible products that are sent to the Carry-In repair centers. Stores should refer to the Carry-In Brand & Product eligibility matrix before accepting customers’ products for repair.

Misdirect Fee is $40.00 per service order.

Diagnostics fee: is defined as the minimum Carry-In service fee to transport, diagnose, create customer estimate, and return the product back to the Store. Diagnostics fee will be applied to all customer service orders when repair services are declined by the customer.

Diagnostics Fee is $40.00 per service order.

4. Service Contracts

SHMC will continue to offer Sears Service Contracts to customers shopping in SHO Stores.

SHMC pays an acquisition fee to SHO for the sale of Sears Protection agreements / Sears Purchase Protect agreements.

Service Contract Fee/Reimbursement Schedule:

50% of Protection Agreement Sales will be paid to SHO as a commission on all Service Contract sales. The 50% commission is calculated on the Net Revenue (after cancellations).

Fee Basis is per protection agreement or Sears Purchase Protect agreement sold – net of cancelled customer orders.

This commission rate remains in place provided that SHMC remains the exclusive provider for Service Contracts on all merchandise sold through SHO retail locations to SHO customers

Service Contract Fee is 50% of the Net Revenue from PA Sales.

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Appendix 1.01-A

Service or Business Area	Services	Fees

Commissions to SHO’s Outlet business employees and HTS owners are the responsibility of SHO.

SHMC and SHO must review and agree before any percentage adjustments are made to the commission paid to SHO employees and HTS owners.

5. Sears Parts Direct Services

The Sears Parts Direct team will maintain and continue providing access to all SHO dependent Parts Ordering Systems. These Services include but are not limited to:

Sourcing, purchasing, shipping and handling of all Parts Orders.

Providing sales and commissions files for all Parts Orders placed by SHO will be handled by sears.com or Parts Direct.

Parts Direct collects 100% of all shipping charges on customer part orders.

SHMC and SHO must agree to any adjustments to the commission percentage paid to SHO’s HTS owner.

SHO earns a 33.5% commission on customer part orders through Parts Direct of which the SHO (HTS owner) receives 25% commission. SHO assumes responsibility for resolving all SHO (HTS owner) commission payment disputes. SHMC and SHO require agreement before any adjustments are made to the commission percentage paid to SHO (HTS owner).

Parts Direct Fees and Commissions: SHMC will pay SHO a 33.5% commission on customer part orders through Parts Direct.

Bulk Part Orders are placed through the Sears Commercial Parts account. The bulk order must meet a minimum purchase requirement of $400 to qualify for a 25% discount on the transaction and free ground shipping. Transactions less than $400 will not receive a discount or free shipping consideration.

All bulk transactions will be handled as a Commercial Parts transaction and the Commercial return policy applies, with a $25 minimum to return, 25% restocking fee, 90 days to return. Authorization is required on all returns.

SHO (HTS Ops) receives no financial consideration on bulk transactions.

Store Charge is used to replace a missing or damaged part on a Store display or to replace a missing or damaged part for a customer on a product purchased from the Store. The charges are absorbed by SHO at a cost of (Parts Direct Cost + 25%). Parts that are ordered via the Store Charge process are not returnable unless damaged or defective. Damaged or defective parts will be replaced or refunded.

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Appendix 1.01-A

Service or Business Area	Services	Fees
REAL ESTATE
Market Research	Mapping Off Shore Market Reviews (Excludes Outlets)	$100 per map No Charge
Estoppels	Estoppels	$1,000 per estoppel
Asset Management	Notice of Tenant Obligations	No Charge
Real Estate Transition Services (mo-to-mo for up to 6 months)

Transition Services Package includes:

Asset Management:

•      Lease Interpretation/Research

•      Enforcement of Landlord Developer Obligations

•      Notice of Tenant Obligations (SHO-owned or leased units only)

•      Curing Defaults (Outlets only)

•      Resolving Signee Issues

•      Evaluating Landlord Requests for Changes for Approval

•      Negotiating Lease Renewals

•      Site Plan Reviews for Store Impact (Outlets only)

Lease Administration:

•      Document Abstracting

•      System Maintenance for New Documents

•      Payment of Monthly Rent and Charges (HTS transition stores and Outlets only)

•      Track Renewals (Hardware and Outlets only)

Finance:

•      Prepare CAM Reconciliations (Outlets only)

•      Prepare SOAR Billings (Outlets only)

For Transition Services Package: $125 per unit per month.

(SHO may remove units from the Transition Services Package, as it migrates those units to its own Real Estate Administration program. Removals will be effective the first day of the following month. SHO will give 14 days advance notice of removals.)

Store Rents	Reimbursement for sub-leased stores and embedded Outlet units as agreed upon by the parties.	Separate Lease Agreements

Corporate Rent	Headquarters space	Separate Lease Agreements

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Appendix 1.01-A

Service or Business Area	Services	Fees
Licensed Businesses
Licensed Business Hometown Stores

Budget Truck & Car Rental

1 Contractual Obligations: Agreement permits Budget Truck and Budget Cars to establish independent License Agreements with SHO Hometown Stores for the purpose of renting cars and trucks. Budget shall enter agreements directly with the SHO Store owners (Participation Agreements). Transactions are processed through Sears POS. Moving supplies are non-commissionable. SHMC will remit 100% of all cash, check, and Sears Card transactions back to Budget. Either party may terminate a location with 30 days notice.

2 Marketing Support: Budget is responsible for all marketing initiatives. Avis/ Budget group will frequently coordinate national marketing campaigns through the Licensed Business Marketing Director. All local marketing initiatives are subject to SHMC approval.

3 Operational Support: SHMC shall work with Budget’s performance managers as needed for any auditing processes and issues that arise. SHMC remains final authority on floor presentation in each SHO Store. Changes to layout or signage must be approved by SHMC. SHMC will provide an account for the SHO Store owner to process the moving supplies funds (flow-thru account used for the sale of Budget supplies which are 100% reversed back to the SHO Store during settlement). SHMC will allocate the 4’x4’ floor space, and must approve all signage.

Licensed Business Fees:

Budget pays SHMC 17% of gross sales, minus SHMC’s portion of BART charges once a month via check. SHMC pays 99% of the Budget payment to SHO, retaining 1% as administrative fee. BART charges are allocated 30% to SHMC, and 70% to SHO. SHMC’s portion of BART charges cannot exceed $28.50 per month.

Travel Concepts

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of Sears POS and standard settlement processes (exception of special travel tax that is accessed in Puerto Rico which is processed on a weekly basis).

2 Marketing Support: Travel Concepts is responsible for marketing initiatives which are subject to SHMC Licensed Business Marketing Director’s approval.

3 Operational Support: The SHMC Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business royalty income except for 1% to be retained by SHMC as administrative fee.

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Appendix 1.01-A

Service or Business Area	Services	Fees

Miracle Ear

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of Sears POS and standard settlement processes.

2 Marketing Support: Miracle Ear is responsible for marketing initiatives which are subject to SHMC Licensed Business Marketing Director’s approval.

3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business royalty income except for 1% to be retained by SHMC as administrative fee.
Licensed Business Outlets Stores

Budget Truck & Car Rental

1 Contractual Obligations: Third & Fourth Amendments to Affiliation Agreement between SHMC and Avis Budget Group permit the leasing of both cars and trucks

2 Marketing Support: Budget is responsible for all marketing initiatives. Avis Budget group will frequently coordinate national marketing campaigns through the Licensed Business Marketing Director. All local marketing initiatives are subject to SHMC’s approval.

3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: Fees for Outlet Stores shall be 6% of net sales. SHO to receive 99% of Fees; SHMC to retain 1% of Fees as administrative fee.

Universal Vending

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of Sears non-POS settlement processes.

2 Marketing Support: NA

3 Operational Support: Location of Vending Machines are coordinated and supported by Licensed Business Operations Team in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business commission income except for 1% to be retained by SHMC as administrative fee.
Licensed Business Hardware Stores

CPI (Portrait Studios)

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc). Support use of SHMC’s Off-Premise Reporting process and settlement processes.

2 Marketing Support: CPI is responsible for its marketing initiatives and subject to SHMC Licensed Business Marketing Director’s approval

Licensed Business Fees: SHO to receive all licensed business royalty income except for 1% to be retained by SHMC as administrative fee.

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Appendix 1.01-A

Service or Business Area	Services	Fees
3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.
New Licensed Businesses Opportunities

New Business Opportunities

•      All new businesses opportunities will be brought to SHO for review.

•      The SHMC Licensed Business Team will explore, create and develop business opportunities that fit and complement the new company customer.

Licensed Business Fees: Any cost incurred in the business development activities will be included in the revenue share of the business.
SEARS DE PUERTO RICO (SDPR)

•      Marketing / Promotional Planning –

•   SHO will be included along with PR FLS in all activities associated with the marketing, advertising signing and vendor relations associated with the Marketing/Promotional process. This includes, but is not limited to all print, electronic, digital and outdoor advertising and public relations.

•   SHO will participate, along with PR FLS in all monthly sales planning meetings (MSP meetings).

1% of SHO sales revenue in Puerto Rico

•      Finance

•   SHMC will handle governments tax related issues involving SHO such as:

•   new SHO stores sales tax registration

•   annual gross receipt tax returns

•   annual personal property tax returns

•   Treasury Dept. information requests.

As requested Billed at Cost
	• Miscellaneous • SHMC will handle Department of Consumer Affairs notifications and stores fines in coordination with SHO.	No Charge

•      Merchandising/Assorting /Inventory –

•   Select all merchandise for SHO locations in Puerto Rico

•   Maintain pre-determined inventory levels of merchandise appropriate to maximize promotions and drive sales increases

•   Support inventory requirements for each new store in Puerto Rico

•   Provide regular updates with inventory status, significant changes, forecasts

•   Review SHMC and SDPR promotional inventory to ensure that SHO is included in all events

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Appendix 1.01-A

Service or Business Area	Services	Fees

•     Maintain all merchandising systems with current status identification

•     Include SHO in all seasonal / promotional buys both from SHMC mainland and SPDR specific purchases

•     Maintain all prices for SHO locations in Puerto Rico

•     Maintain all POG’s for SHO locations in Puerto Rico

•     Partner with and provide SHO the opportunity/ability to add special one time buys for SHO locations

•     Participate in monthly updates with SHO to review current merchandising performance and upcoming events

•     All subsidy collected by SDPR will be allocated based on SHO balance of sales, not inclusive of Outlet merchandise sales, to SHO

•     SDPR will include SHO in key meetings and vendor discussions

•     SDPR and SHO will notify each other of strategic changes with vendors or direction in promotional activity in order to avoid potential issues before they are created

•     SHO and SDPR will share with each other any business information that could be used to leverage additional sales/margins with the Sears stores in Puerto Rico

•     SDPR will support SHO with any key strategic initiatives by providing any available data, research or insights that could assist in executing such key strategies

•     SHO will share key strategic initiatives with SDPR leadership on a regular basis

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Appendix 1.01-A

Service or Business Area	Services	Fees

•     Logistics

•     Provide all logistics support for shipments of merchandise to and from SHO locations in Puerto Rico

•     Pricing / rates for Logistics services will be consistent with SHC rates for non SHO location in Puerto Rico

•     Any rate changes will be reviewed with SHO 60 days prior to implementation, and be consistent with SHC rate changes

•     Provide all logistics support for the delivery of merchandise to Customers sold via Home Delivery

•     Any rate changes will be reviewed with SHO 60 days prior to implementation, and be consistent with SHMC rate changes

•     Provide all logistics support necessary to complete store or customer generated RORs

•     ROR process in Puerto Rico, including transfer rates, will be consistent with SHMC mainland processes and rates

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EXHIBITS TO APPENDIX 1.01-A TO THE SERVICES AGREEMENT

APPENDIX 1.01-B

APPENDIX 1.10

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ONLINE SERVICES

OBU Project Outline

Requesting Business Unit:	Sears Outlet	Requestor:	Beau Warren

Project Name:	Sears Outlet: Retainer Services Agreement – 15311
WorkLenz ID:	15311

1	Statement of Work

1.1	Project Description

The OBU will provide design, development, project management, QA and Support services for the evolution and maintenance of the Sears Outlet platform. The aim of this understanding is to provide a basis for close co-operation between the Sears Outlet Organization and the Online Business Unit (OBU) in support of Sears Outlet and supporting functionality, but does not address promotions, marketing or related capabilities thereby ensuring a timely and efficient support service is available.

Objectives of Service Level Provision

1.	To define the service structure and associated resources allocated to support the Sears Outlet business needs.

2.	To provide a common understanding of service requirements/capabilities

3.	To define the cost structure associated with the service level provision with the intent to achieve a price/value relationship that exceeds what can be managed/sourced via competitive bid from outside SHC vendor/partners.

4.	To define the commencement of the understanding, its initial term and the provision for change required throughout the lifecycle of the understanding.

1.2	Team

The OBU will provide both dedicated and shared resources based on and offshore to drive and support Sears Outlet development.

The current and proposed team and timing can be found in Appendix A for a full listing of all the roles working on Outlet projects as well as Appendix B that will highlight the ramp-up

Sears Holdings Corporation – Confidential and Proprietary Information

EXHIBIT 1 TO APPENDIX 1.01-A

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ONLINE SERVICES

•

Hiring and Recruiting: OBU is solely responsible for recruiting resources including compensation, bonus etc. However, OBU will work closely with Sears Outlet to manage their requirements for specific skills. OBU is solely responsible for determining use of full time employees and/or contract resources.

•

Performance Management: On unsatisfactory resource performance, Sears Outlet will provide in writing the resource name and examples of poor performance. There after OBU will determine how to handle resource issues (e.g. coaching, performance improvement plan, reallocate tasks/roles, interchange resources, etc.)

•

Resource Replacement and backfill: Online will attempt within commercially reasonable effort to backfill departing team members. OBU will continue to meet deliverable deadlines by adding temporary resources, working overtime, or other implementing other contingencies.

•	Team Location: Dedicated resources will be based either at Hoffman Estate or offsite.

•	Temporary Resources: additional temporary resources may be added to augment team and/or meet specific skill set needs. This work will be quoted and contracted separately.

Sears Holdings Corporation – Confidential and Proprietary Information

EXHIBIT 1 TO APPENDIX 1.01-A

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ONLINE SERVICES

2	Project Costs & Timeline

2.1	Project Costs

Outlet 2012 Engineering & Ux – Budget / Exec Summary

Cost Category

Amount (in $)
Labor	$3,110,375
OBU	$3,072,680
Ux	$450,667
Onshore	$1,560,693
Offshore	$1,061,320
Infosys	$383,292

Total Labor	$3,455,972

Total Labor Bill (at 10% Discount)	$3,110,375

Other Expenses	$47,000
Site Hosting & Support	$169,000
Site Hosting & Support (after $122K Discount)	$47,000

Hardware and Software – Purchase and Install	TBD

Total Bill – (Labor & Other Expenses) – To Outlet BU	$3,157,375

Budget Basis and Key Assumptions:

•	Includes Labor for Core Outlet – Engineering & Ux Delivery Team Only

Assumes the Core Team is ramped up slowly to full staffing level proposed and not a 100% ramp up right from Day 1 of FY 2012

•	Doesn’t include

•	New Infrastructure (h/w & Software planned for 2012)

•	Delivery work from OBU (Outside of Core Team, I&TG or other SHC resources)

Sears Holdings Corporation – Confidential and Proprietary Information

EXHIBIT 1 TO APPENDIX 1.01-A

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ONLINE SERVICES

**Each month, chargeback will occur according to the below cost
Monthly Cost	table. This cost could increase or decrease depending on ramp-up and availability of resources targeted for that planned month.

	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	Jan	Feb
Monthly Labor Bill – To Outlet BU	$184,204.80	$217,900.80	$279,442.80	$255,309.60	$255,309.60	$255,309.60	$269,349.60	$269,349.60	$269,349.60	$284,949.60	$284,949.60	$284,949.60	$3,110,374.80
Other Expenses
Site Hosting	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$14,083.33	$169,000.00
Site Hosting	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(10,166.67)	$(122,000.00)
New Environment Hdw & SW Cost
(Labor and Other Expenses) – To Outlet BU	$188,121.47	$221,817.47	$283,359.47	$259,226.27	$259,226.27	$259,226.27	$273,266.27	$273,266.27	$273,266.27	$288,866.27	$288,866.27	$288,866.27	$3,157,374.80

**	SEE APPENDIX A: Team Size – Roles
**	SEE APPENDIX B: Ramp-up Schedule

Cost Review

OBU Product Lead:	Dan Bernstein
OBU Business Lead:	Matt Guardiola

2.2	Term and Termination

•	Contract is in effect from February 1st, 2012 through January 31st, 2013.

•	After January 31st, 2013, contract will renew monthly unless a new contract or extension is put in place.

•	Contract may be terminated at any time with 90 day written notice.

•	Upon termination, OBU will release and/or redeploy team resources

•	Project costs may be evaluated and adjusted from time-to-time as necessary with mutual agreement from OBU and Sears Outlet.

3	Funding and Chargeback

Please provide signatures and chargeback information below. No development will begin without acceptance and approval of Project Costs.

Unit # (Peoplesoft Ledger-5 digit numerical):	58479
Account # (5 digit numerical):	54612

Sears Holdings Corporation – Confidential and Proprietary Information

EXHIBIT 1 TO APPENDIX 1.01-A

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ONLINE SERVICES

Payment Terms. Upon signing, OBU will charge Holding Company on monthly basis via SOAR allocation to the Unit/Account number provided above.

Expenses. Pricing does not include image royalty or software licensing, if applicable. All third party costs are estimates. Third party expenses will be billed and paid by Requesting Business Unit at cost.

Signature constitutes agreement to pay the above Total Cost, to be charged to the Unit and Account numbers provided. Project Delivery Date will be confirmed upon completion and approval of functional wireframes. Any functional, design or technical requests in addition to the work described in the attached PRD may result in increased costs, project delay, or both, and shall be requested via submittal of a new Business Intake Request & Funding Form.

Sign-off:	Name	Title	Signature
BU Requestor	Beau Warren	Director, E-commerce Sears Outlet
BU Approval	J.J. Ethridge	VP/GM Sears Outlet

Corporate Finance Approval Limits:

Manager up to $100,000

Director up to $250,000

DVP up to $500,000

VP up to $750,000

SVP or direct report to CFO up to $999,999

Sears Holdings Corporation – Confidential and Proprietary Information

EXHIBIT 1 TO APPENDIX 1.01-A

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ONLINE SERVICES

APPENDIX A:

Team Structure

Sears Outlet.com – 2012 Engineering & Ux Team

Role	Onshore			Offshore		Total
	SHC	SHI	Infosys	SHI	Infosys
Dir (Engg)	0.2					0.2
Del Mgr (DM)	0.5			0.5		1
Proj Mgr (PM)	1	1		1		3
Bus Analyst (BA)	1			1		2
Dev Lead	2	1		1		4
Dev (FED)				1		1
Dev (BED)	2			7		9
QA (Lead)	1					1
QA				2		2

Architect	1					1
Performance Engr	0.25					0.25
Middleware Engr				0.25		0.25
DBA				0.25		0.25
Infra Engr						0

Acct Mgr	0.25					0.25

UxA – Proj Mgr	0.25					0.25
Ux A (IA)	1					1
Ux – Design/Creative	0.5					0.5
Ux – FED	1					1

OMS – Proj Mgr	—					0
OMS – Dev			1		1	2

	11.95	2	1	14	1

Total Team Size			29.95			29.95

Sears Holdings Corporation – Confidential and Proprietary Information

EXHIBIT 1 TO APPENDIX 1.01-A

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ONLINE SERVICES

Appendix B:

Ramp up Schedule

Team	Onshore/ Offshore	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Labor

OBU
Director (Engg)	Onshore	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
Delivery Mgr	Onshore	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5
Project Mgr	Onshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
BA	Onshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Dev lead	Onshore	1.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Dev (BED)	Onshore		1.0	1.0	1.0	1.0	1.0	2.0	2.0	2.0	2.0	2.0	2.0
QA (Lead)	Onshore										1.0	1.0	1.0

Architect	Onshore			1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Performance Engr	Onshore	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
Infra Engr	Onshore

Acct Mgr	Onshore	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25

UxA – Proj Mgr	Onshore	0.50	0.50	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
Ux A (IA)	Onshore			1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Ux – Design/Creative	Onshore			0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50
Ux – FED	Onshore			1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0

OMS – Proj Mgr	Onshore	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Head Count (OBU Only)		4.7	6.7	10.0	10.0	10.0	10.0	11.0	11.0	11.0	12.0	12.0	12.0

SHI
Delivery Mgr	Offshore	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5	0.5
Project Mgr	Onshore			1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Project Mgr	Offshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
BA	Offshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Dev lead	Onshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Dev lead	Offshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Dev (FED)	Offshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Dev (BED)	Offshore	5.0	6.0	6.0	7.0	7.0	7.0	7.0	7.0	7.0	7.0	7.0	7.0
QA	Offshore	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0
Middleware Engr	Offshore	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
DBA	Offshore	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25

Head Count (SHI Only)		13.0	14.0	15.0	16.0	16.0	16.0	16.0	16.0	16.0	16.0	16.0	16.0

Infosys
Outlet Dev	Onshore	2.0	2.0	2.0
Outlet Dev	Offshore	2.0	2.0	2.0

OMS – Dev	Onshore				1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
OMS – Dev	Offshore	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0

Head Count (Infosys Only)		5.0	5.0	5.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0	2.0

Head Count (TOTAL)		22.70	25.70	29.95	27.95	27.95	27.95	28.95	28.95	28.95	29.95	29.95	29.95

Sears Holdings Corporation – Confidential and Proprietary Information

EXHIBIT 1 TO APPENDIX 1.01-A

Execution Copy

ONLINE SERVICES

Sears.com & Kmart.com Display Ad Rate Card - 2012

	Vertical Page				Category Page
Vertical	CPM	Medium Rectangle	CPM	Leaderboard	CPM	Medium Rectangle	CPM	Leaderboard
Appliances	$13	300x250	$7	728x90	$16	300x250	$8	728x90
Automotive & Tires	$12	300x250	$7	728x90	$15	300x250	$8	726x90
Baby	$12	300x25	$7	728x90	$15	300x250	$8	728x90
Beauty	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Bed & Bath	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Books & Magazines	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Clothing	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Electronics & Computers	$12	300x250	$7	728x90	$15	300x250	$8	728X90
Fitness & Sports	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Food & Grocery	$12	300x250	$7	728x90	$15	300x250	$8	728X90
For the Home	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Gift Registry	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Gifts	$12	300x250	$7	728x90	$15	300x250	$8	728X90
Health & Wellness	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Jewelry	$14	300x250	$7	728x90	$17	300x250	$8	728x90
Lawn & Garden	$12	300x250	$7	728x90	$15	300x250	$8	728X90
Movies Music & Gaming	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Outdoor Living	$12	300x250	$7	728x90	$15	300x250	$8	728x90
PartsDlrect Parts	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Pet Supplies	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Shoes	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Sports Fan Shop	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Tools	$12	300x250	$7	728x90	$15	300x250	$8	728x90
TOYS & Games	$12	300x250	$7	728x90	$15	300x250	$8	728x90
Run of Site	$7	300x250	$5	728x90	$7	300x250	$5	728x90

Homepage	$10	300x250	$6	728x90	—	—	$9	Non Std

EXHIBIT 1 TO APPENDIX 1.01-A

9

Execution Copy

2012 LOGISTICS RATES

FIXED HANDLING BILLING	Monthly Billing Rate

Hardware	$269,594
Hometown	903,140
Outlet	10,915

Total	$1,183,649

VARIABLE HANDLING BILLING	Charge based upon carton disbursement volume and rate by flow path and size/division

RRC Variable Handling Rates	Flowpath	Metric	Small	Medium	Large	X-Large	Per Pick
	ACD	Case	$0.17	$0.17	$0.17	$0.17	$—
	EMP	Case	0.57	0.58	0.68	0.99	—
	Stock Case	Case	0.30	0.33	0.64	1.62	—
	Stock Case NonCon	Case	1.08	1.11	1.35	2.11	—
	Stock Repack Each	Case	0.63	0.66	0.86	1.53	0.13
	Stock Repack Inner	Case	0.63	0.66	0.86	1.53	0.13
	Stock Double Break	Case	1.29	1.32	1.53	2.19	0.13
	Stock Repack Case	Case	0.41	0.43	0.64	1.31	0.13
	Auto Case	Case	1.43	1.43	1.43	1.43	—
	Game Domain Case	Case	0.96	0.96	0.96	0.96	—
	Game Domain Repack	Case	$0.72	$0.72	$0.72	$0.72	$0.11

DDC Variable Handling Rates
					Accessories	Accessories
	Billpath	Metric	B2S	MDO	B2S	MDO
	Fridge & Freezer	Each	$2.45	$2.23	$0.18	$0.16
	Dishwasher	Each	1.90	1.67	0.18	0.16
	Laundry	Each	1.74	1.51	0.18	0.16
	Tractors	Each	2.62	2.39	0.18	0.16
	Microwaves	Each	1.86	1.64	0.18	0.16
	Other Divisions	Each	1.78	1.55	0.18	0.16
	Range	Each	2.02	1.79	0.18	0.16
	TVs	Each	1.63	1.40	0.18	0.16

RDC Variable Handling Rates	Flowpath	Metric	Small	Medium	Large	X-Large	Per Pick
	ACD	Case	$0.10	$0.10	$0.10	$0.10	$—
	Flow Pallet NonCon	Case	5.45	5.45	5.45	5.45	—
	Stock Pallet NonCon	Case	7.40	7.40	7.40	7.40	—
	Flow Case	Case	0.28	0.30	0.37	0.73	—
	Flow NonCon	Case	0.20	0.22	0.33	0.89	—
	Stock Case	Case	0.29	0.32	0.47	1.24	—
	Stock Repack Each	Case	0.64	0.65	0.72	1.09	0.13
	Stock Repack Inner	Case	0.64	0.65	0.72	1.09	0.13
	Stock Double Break	Case	2.73	2.75	2.82	3.18	0.13
	Stock Case NonCon	Case	0.53	0.57	0.73	1.62	—

RSC Variable Handling Rates	Flowpath	Metric	Small	Medium	Large	X-Large	Per Pick
	ACD	Case	$0.12	$0.12	$0.12	$0.12	$—
	Stock Case	Case	$0.33	$0.35	$0.40	$0.54	$—
	Stock Repack Each	Case	$0.85	$0.90	$1.00	$1.31	$0.21
	Stock Repack Inner	Case	$0.85	$0.90	$1.00	$1.31	$0.21
	Stock Double Break	Case	$1.03	$1.85	$1.95	$5.48	$0.21
	Stock Case NonCon	Case	$0.77	$0.83	$0.94	$1.30	$—

STORAGE BILLING

RRC Storage Rate	$0.27	per cubic foot per month
DDC Storage Rate	$1.42	per square foot per month
RDC Storage Rate	$0.28	per cubic foot per month
RSC Storage Rate	$0.62	per cubic foot per month

Exhibit 2 to Appendix 1.01-A

Execution Copy

2012 LOGISTICS RATES

CRC BILLING

CRC Handling Rate
Hardware	$0.405	per scan charge
Hometown	$0.405	per scan charge
Outlet	$0.405	per scan charge

CRC Transportation Rate
Hardware	$0.240	per cubic foot calculated at the division level
Hometown	$0.240	per cubic foot calculated at the division level
Outlet	$0.240	per cubic foot calculated at the division level

CRC Supplies & Other Rate
Hardware	$0.077	per scan charge
Hometown	$0.077	per scan charge
Outlet	$0.077	per scan charge

CRC Revenue
Hardware		salvage revenue recovery rate with 3rd Party by division
Hometown		salvage revenue recovery rate with 3rd Party by division
Outlet		salvage revenue recovery rate with 3rd Party by division

CRC Freight & Handling Credit	10%	handling credit rate

OTHER

Space Management	$38.50/hour

Inventory Management	$10,070 / month

Billing Adjustment	Quarterly true up of actual logistics expense performed.

Logistics Overhead Billing Rate

	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Hometown	86,511	121,517	103,689	78,032	76,951	73,050	70,063	68,687	68,821	69,415	76,294	82,082
Hardware	21,914	38,325	42,771	25,075	22,920	20,681	20,443	20,690	18,498	19,444	21,057	26,292
Outlet	1,048	1,814	917	929	1,045	688	754	823	1,001	766	685	838

Exhibit 2 to Appendix 1.01-A

Exhibit 2 to Appendix 1.01-A

Ex. 2 – Page 2

Execution Copy

IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

OVERVIEW

HMC (currently through its I&TG Business Unit (at times referred to as “I&TG”)) will perform services, upon request of SHO.

The following defines the scope of I&TG Services, and deliverables that SHMC will provide to SHO, and will:

1.	Help enable SHO to understand the technology levers it has available to maximize performance for better decision making.

2.	Provide the framework to conduct business together.

3.	Create a simple methodology for understanding demand and consumption of technology services delivery.

4.	Clarify key roles and responsibilities that contribute to the Parties’ joint governance and resulting success.

5.	Employ a structure to minimize post-agreement tracking and administrative support.

6.	Enable service data collection to feed financial reporting for SHO in a mechanized manner.

7.	Describe I&TG Services and outline SHMC’s engagement model to proactively bring SHO new products and services to help improve performance.

As a supplier of Technology Services, SHMC is responsible for understanding how technology can promote more competitive business models, for delivering planned and budgeted business solutions and serving as service management consultants to SHO by entering into agreements and managing relationships with outside service providers as needed. SHO is responsible for defining its business processes, needs and requirements in support of stated business objectives; quantifying the value impact of its Service Requests, and providing business insight and review/approvals required during scoping, planning, design and delivery of its business solutions.

The Parties must work in close collaboration so that I&TG can deliver business solutions to meet SHO needs. SHMC will review the currency of infrastructure and applications supporting technology on an ongoing basis and recommend, in SHMC’s discretion, that SHO consider adoption of new, more efficient automation methods.

To help confirm alignment on service delivery goals, SHMC will implement a SHO Technology Leader role to better lead efforts in collaboration with the SHO team to effectively:

•	Identify business process pain points

•	Conduct needs assessments and requirements definition

•	Scope and plan Request for Services (RFS)

•	Monitor Service Delivery

Sears Holdings Corporation proprietary and confidential for internal use only.

EXHIBIT 3 TO APPENDIX 1.01-A

Execution Copy

IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

•	Gain key input from all SHO and SHMC stakeholders to help confirm alignment on priorities and delivery of business solutions

The SHO Technology Leader role (described below) is paramount to coordinating the Parties’ joint delivery of value. The Request-for-Services (RFS) process, managed through the I&TG Project Management Organization (“PMO”), takes the I&TG Services and manifests it in specific timelines, skill-sets, pricing, and milestones linked to each Service Request and gives the Parties joint transparency on costs, effort, risk, and solution delivery.

CLIENT SERVICE MINDSET

SHMC’S I&TG STRATEGY

he strategy for I&TG focuses on 4 areas that will help drive value creation for SHO by improving SHMC’s ability to assist SHO with technology innovation and service delivery.

1.	Business Model

A.	Product and service offerings defined

B.	Usage and billing processes documented

C.	Project lifecycle revamped and refined

2.	Organization and Talent

A.	Technology leaders engaged with SHO Personnel

B.	Development and operation teams re-aligned

3.	Financials
A.	Market rates for services

B.	Usage-driven chargeback for both development and support Services

C.	Greater transparency and choice for SHO

4.	Strategic Initiatives

A.	Improve the customer and associate digital experience

B.	Increase the flexibility, agility, and capabilities of SHMC’s retail systems

C.	Modernize SHMC’s technology infrastructure

SHMC classifies the I&TG Services into 2 major categories: Technology Services and Operational Services.

Service revenues for custom technology services and projects (technical advisory, business process engineering, solution design, build and deliver)

Usage revenues from operational services currently used by our customers (integrated retail, merchant & sourcing intelligence, pricing & marketing, supply chain, remote customer support and infrastructure)

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

SHO TECHNOLOGY ENGAGEMENT

In order to align more closely, SHMC created a key role within the SHO Technology Engagement function; that of the SHO Technology Lead. The mission of the SHO Technology Lead is the official, though not single, point of interface between SHO and SHMC to facilitate delivery of business solutions and value creation on a timely basis.

To do this, the SHO Technology Lead will:

1.	Assist SHO in properly documenting business processes & requirements.

2.	Help business teams create needs assessments and business cases in support of business solutions.

3.	Facilitate all phases of the systems delivery lifecycle to help ensure that the SHMC I&TG and SHO teams are aligned, aware and working effectively to meet business requirements. (Note that the assigned SHO Technology Leader is not responsible for directly managing technology projects, but will maintain active oversight on every Service Request and project related to SHO and intervene where necessary to keep projects on track).

4.	Be responsible for securing SHO sign-off (or documented rejection) for each step in which it is required during the Service Delivery process.

5.	Provide an escalation point for the SHO business teams with respect to technology issues and for the technology teams with respect to business engagement in Base Operations and Service Delivery activities.

6.	Monitor the resolution of technology related issues (as tracked by SHMC I&TG PMO), following up with issue owners where necessary to ensure timely resolution.

7.	Communicate updates relating to technology direction and status to the SHO teams.

8.	Be the steward of technology capability for SHO, maintaining an awareness of external developments relevant to their business domain (e.g. new technologies being used by competitors, etc.) and helping confirm SHO has access to appropriate and value-adding solutions in the short and long term.

The SHO Technology Leader will be held to account for:

1.	Aged issue status for technology related issues raised by SHO and submitted through the PMO process or through error-ticket systems.

2.	Adherence by the business team to systems delivery process (e.g. completion of business process models, appropriate scope and timely sign-off of requirements, completion of UAT, business investment in user training and change management, etc.).

3.	Facilitating effective communication and eliminating disconnects between teams involved in delivering solutions to their business, including technology teams, transformation & development, training & change management, and the SHO team itself.

4.	Client satisfaction in solutions and engagement model (where measured).

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

SERVICE DELIVERY & MAINTENANCE

The key responsibilities for the Service Delivery & Maintenance functions within I&TG are:

1.	Managing the underlying technical and application infrastructure.

2.	Being responsible for the quality and availability of technology services; provided that SHO performs its responsibilities and that SHO senior management remains responsible for SHO-specific management decisions.

3.	Continuity management as it relates to the support and operations of the business-critical processes and systems.

4.	Risk and Security management.

5.	Identity and Access management.

TECHNOLOGY SERVICES

ENGAGEMENT MODEL & REQUEST-FOR-SERVICES (RFS)

HMC’s I&TG’s Engagement Models helps maximize the value created from technology investments through processes that ensure alignment and results. The engagement models align priorities, funding and resources, and elevate decision making, decision rights and accountability to the appropriate levels at SHO through both the SHO Technology Leader role and the RFS process.

All Service Requests - projects, change requests and new requirements will be managed through a defined process. This process is used to help confirm the following:

•	Requests are rejected if not supported by necessary endorsement, business process model, clear business case and requirements documentation, or if considered not implementable

•

All Service Requests are recorded and assigned a WorkLenz (WL) number to confirm I&TG specialists participate in the estimating process, with tracking of the approved allocation and subsequent progress of the request. This includes rejected requests and requests that are subsequently dropped or rolled into another request or project.

•

For all activated business service requests, SHMC time spent will equal time billed to SHO regardless of whether the request is delivered in full, cancelled or postponed. Commitment of skilled resources comes with a cost that must be recovered during the request fulfillment process.

•

A contingency allowance will be built into the pricing for projects considered to be high risk endeavors, as evaluated according to a set of risk assessment criteria, such as technology employed, business calendar/season, SHO exposure, project budget or duration, regulatory impact or effect on critical business systems (infrastructure, applications, tools).

•	Maintaining a single funnel for acquisition of all requests is essential to the success of this approach

•	Governance/PMO will administer this process.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

SHO’S APPROVAL PROCESS

The chart below represents SHMC’s I&TG collective governance model; through a series of authorization “gates” throughout the project initiation lifecycle, this model helps confirm that opportunities that are most highly aligned with business strategy are pursued, and that timing of initiation is commensurate with the urgency of SHO needs.

This chart also illustrates the numerous points at which SHO must work with SHMC to ensure alignment between the Parties. The steps above which are circled in red indicate the minimum interface points and are detailed below.

1.	Approving Business VP Approval: At this point, SHO Vice President is required to approve the project for estimation. Up until this point in the project’s lifecycle, there has been little or no SHMC involvement in the project. Once this approval is received, SHMC will begin the estimation effort and can begin charging SHO for the time involved in pulling together the high-level cost estimate.

2.	Executive Sponsor Approval: The high-level cost estimates have been created and included in the project’s information. SHO Executive Sponsor (a direct report to the CEO) is now required to approve these estimates in order for the project to continue through the remaining lifecycle steps.

3.	Obtain SHO Funding Approval: Once the Executive sponsor has approved the project request, the SHO CFO/Finance Manager is required to approve. This ensures that SHO has the necessary funds to cover the cost of the planned or unplanned project and is committed to having the work performed.

4.	Update I&TG Estimates: This is the final cost estimate which gets submitted by SHMC. It is possible, through the process of collecting and documenting the detailed requirements and finalizing the design solution, that SHMC may need to update the costs associated with delivering the project. If the final cost estimate exceeds the original estimate by more than 50%, an additional approval by SHO Executive Sponsor will be required.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

5.	Request Functional Readiness Approval: The SHO project sponsor must approve / sign-off on the project’s readiness to be moved into production. This is the final approval step needed on SHO side.

PROJECT CHANGE CONTROL PROCESS

Throughout the lifecycle of a service request within SHMC, various factors may affect the overall cost to deliver. These factors may include (but are not limited to) a change in project scope, a better understanding of specialized skill sets needed, a shift in priorities from SHO or a change in the cost of materials (hardware or software) required to complete the project. Any time a change occurs, the SHMC I&TG project manager will initiate a Change Control Request. This is a formal process within I&TG and helps confirm the necessary governance is followed and approvals are obtained before any additional costs are incurred.

A note of change to the approval process for 2012 represents an easing of review and approval requirements if the request is under a pre-set percentage of the initially approved funding. The percentage will be set by the governing SHO project team and allows for work to move ahead once the preliminary project estimate (E1) has been approved if the additional cost to the project is under the stated amount. After proceeding through the Evaluate activities, if the executive approval gate (E2) indicates the change exceeds the allowed percentage, the full scope of requirements, revised project plan and business case must be reviewed again and approved prior to moving forward.

The diagram below depicts the steps which are followed as part of the Change Control process.

This chart also illustrates the additional approval steps necessary from SHO:

6.	Executive Sponsor Approval: The revised cost estimates have been created and included in the project’s information. SHO Project Sponsor must approve these amended estimates in order for the project to continue through the remaining Change Control steps.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

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Service Level Agreement between Sears Holdings Corporation and SHO

7.	Obtain SHO Funding Approval: Once the Executive sponsor has approved the Change Control request, SHO CFO/Finance Manager is required to approve. This ensures that SHO has the necessary funds to cover the additional costs related to the Change Control request.

OPERATIONAL SERVICES

&TG Service Lines have been designed to meet SHO Base operating/support needs and Request-for-Service demand. A fundamental underpinning of I&TG’s Service Lines is the use of its Business Process Management (BPM) Center of Excellence (COE). I&TG uses BPM as its overarching framework to help SHO achieve competitive advantage and business growth through process performance, capability and adaptability. Each Service Request SHMC undertakes will have a business process model and clear requirements to help confirm the value is understood. SHMC will assist SHO in understanding the value of business process management and provide enablement services through its BPM COE so that SHO can create and own its process definitions to expedite needs assessment and business solution delivery.

OPERATIONAL SERVICE REQUESTS COMPONENTS

The operational Services I&TG will provide are:

1.	Technology & Business Innovation

A.	Innovation Lab & Prototyping

B.	Commercial Grade Solutioning

2.	Business Process Consulting & Technology Advisory Services

A.	Value Engineering / Business Process Optimization

B.	Business / Technology Needs Assessment

C.	Scoping, Planning, Estimating and Road-Mapping

D.	To-Be Process Modeling & Enablement

E.	Change Leadership

3.	Business Solution Development / Ad Hoc Service Requests

A.	Project, Program and Budget Management

B.	Milestone, Issue and Risk Management

C.	Deliverables / Quality Assurance

D.	Project Coordination

E.	Communications & Training

F.	Core Development & Solution Delivery

There exist a variety of business models to accommodate the different request types received from SHO and offered for delivery by I&TG. One design and delivery model may not be appropriate for all; thus SHMC employs a flexible assignment process to help determine the anticipated optimum way to satisfy a new request, particularly in the project space. SHMC I&TG knowledge and experience spans the potential use of:

•	Traditional service lifecycle with analysis, planning, design, build, test and deploy.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

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Service Level Agreement between Sears Holdings Corporation and SHO

•	An agile style of iterative development building to a phased set of requirements, working toward an end product that helps meet a business objective and enable a new operational capability.

•

Pilot approach where a full set of requirements becomes an initial version of the end product, goes into a trial operational period and then benefits from continuous improvement process based on trial learnings.

•

“Walk before we run” model – a series of modules designed, built and deployed individually under a single architecture such that add-on modules enhance the original capability using consistent and complementary functional elements and technologies.

Each project approach has a different cost model that may influence the joint SHO / SHMC decision on how to proceed. This review and decision process should occur during the Ideate stage and can be reviewed or reconsidered early in the Evaluate stage with minimal impact on the final project cost.

BASE OPERATIONS COMPONENTS

The Services I&TG provides as part of the Base Operations (Keep-the-Lights-On) are organized into key Operational Services and I&TG Product Domains:

Best Offering	Technology Product Domain
Business Strategy & Operations	Enterprise Learning & Development
Enterprise Process Management
Enterprise Support
Corporate Technology Services	Audit / Legal / Real Estate Support
Corporate Services Support
Finance & Procurement Systems Support
Financial Services Support
Human Resources Management
Payroll Management
Procurement Systems Support
Real Estate Systems Support
Decision Analytics & BI	Tax Systems Support
BI Administration
BI Application Support
BI Data Monitoring
BI Delivery Administration
BI License Management & Support
Shop Your Way Rewards Support
Supply Chain Management
Home Services	Targeted Interactions Support
Customer Management
Knowledge Management
Order Management
Planning/Consulting
Sales Lifecycle Management
Software Maintenance
Supply Chain Management
Marketing, Pricing & Loyalty	Support and Services
Clearance Pricing Services
Dynamic Pricing Services
Loyalty Services
Marketing / Advertising Services
Pricing Services
Publishing Services

Base Offering	Technology Product Domain
Network & Security Services	Compliance
Media Services
Non-retail Asset Maintenance
Retail Asset Maintenance
Security
Telecom Provisioning & Management
Telecommunications Data
Telecommunications Voice
Operational Services	Data Center Operational Services
Distributed Environment Services
Mainframe Services
Storage Services
Teradata Sevices
Retail Services	Associate & Customer Desktop Support
Core Retailing Transaction Support
Customer Facing Transaction Support
Hardware Support Services
Administration
Service Management	Business Continuity
I&TG Service Quality Management
I&TG Service Support
I&TG Service Support – Corporate Desktop Support
Learning & Development
Performance & Service Mgmt
Business to Business Systems Support
Supply Chain Services	Design Systems Support
Distribution Center Systems Support
Import Systems Support
Inventory Management
Item Management Services
Ordering & Receiving Support
Retail Demand Intelligence
Return Goods Processing Support
Store Space Management Systems Support
Transportation Systems Support
Vendor Management Services

SHO DEPENDENT OPERATING/SUPPORT SYSTEMS

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

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Service Level Agreement between Sears Holdings Corporation and SHO

Maintenance and access to the following systems required by SHO to operate its business, and other additional or replacement systems as later identified by the Parties:

SHO Dependent Operating/Support Systems

AdPlan/PMI	Dynamic Pricing	IMPACT	NTE	RTV	Store Ordering
Alex	ECM	In-Store Hardware Maintenance	OMS	SADI	Store Planning (Epic 2/4)
Applicant Drug Testing	EDI Star Wars	iPlan	OneSource	Sales Tax Exempt Certification Systems (SECS)	Store Visit Scheduler
Associate Contribution Reports	EHDS	IPS	OTM	Sales Tax Tables	Super RIM
Associate Discount	eHire	Kenshoo	outlet.com	SAS	Support Services
Cash Flow	EIS	LCM	Outlook	SCIM/NSN	SYWR
CLRP	eProperty	LDAP	PartsDirect	Sears Sales Tax Support System (S4) and Reporting	Tax Compliance Calendar
Combo Receiving	ESB	Lease Payments (LPS)	PBW	Sears Source Subsidy (SSIS)	TKC
Concur	Essbase	LicenseHQ	PC RIM	Service Desk	TPC
CORE	Financial Transaction Data (FTD) Warehouse	LIS	PDS	ServiceLive	Tracker
Core HR Function	FIPS	Loss Prevention	Pebble	Settlement & Reconciliations	Trading Partners
CorpTax	Fixed Asset Management	LPub	Planogram	SHARP Authorizations	Training Tracker
CRT Income Tax	Fixed Asset Software (FAS)	MARE	POM	SHARP Refund Management	Treasury Database
CRT Sales Tax	FLEXXperts	Markdown Mgmt (MDM)	POS (NPOS & CashR)	SHC POM	TS21
CSAT	GameOn	MIM	PRCM	SHC Procurement Portal	Unity (Movaris)
Customer Data Warehouse (CDW/EDW)	General Ledger Management	MS Office	RCS – Rapid Credit Application Processing	Shopping Recap	USIS
DCPO	Google Affilicate Connect Commerce	My Personal Information (MPI)	Retail Enterprise Suite (RES)	Signature and Receipt Application (SARA)	ViewDIrect

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

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Service Level Agreement between Sears Holdings Corporation and SHO

Deal Management	Help Ticket	NAI	Revised Accounts Payable	SIMI/BOSS	Waste Reconciliation and Stock Ledger
Dealer Commission	HomeTown Store Connect	National Accounts Payable (NAP)	RIM	SKU 991 Table/Database	WFA
Desktop Support	HRP	National Disbursements Journal (NDJ)	Risk Management Information System	SNC – Fusion on a Workstation	WFM
Digital Asset Management	I9 and WOTC	NFX	RMDS	SNC/iSNC	WLP
DOS	IDRP	NPS	RSOS	SPIN
DOS SOE	IMA	NROS	RTI	SPRS/MDRS

I&TG SERVICE CATALOG

A detailed 2012 I&TG Service Catalog is attached to this Exhibit as Addendum 3. Addendum 3 may be unilaterally amended by SHMC. SHMC will notify the SHO contact person of changes to this Addendum 3.

ISSUES MANAGEMENT / RESOLUTION

HMC employs severity scales for Issue Management to help confirm that proper ownership, collaboration, and resolution of Issues occurs as swiftly as possible. SHO agrees to make commercially reasonable efforts to timely provide SHMC with complete and accurate information and material requested by SHMC and required for use in replicating and diagnosing an Issue. SHO also agrees to make reasonably available appropriate employees when options for resolution are being vetted and course-of-action decisions are required.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

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Service Level Agreement between Sears Holdings Corporation and SHO

I&TG COSTS AND RATES FOR SERVICES

BASE COMPONENT & SERVICE REQUEST CHARGES

ervice costs for Base Components (enterprise support, integrated retailing, merchant & sourcing intelligence, technology infrastructure, etc.) have been bottom-up identified and are charged based an appropriate allocation method or usage/consumption level.

Service costs of Base Components for SHO will not exceed $9.6M for 2012, assuming SHO usage and requirements are consistent with that experienced in 2011. Each subsequent year of the agreement will provide the next fiscal year’s plan to SHO ninety (90) days in advance of the close of the fiscal year. Annual increases to the Base Component and Systems Access/Maintenance service costs will be capped at five-percent (5%) with the exception of increases to 3rd Party services which will be passed through to SHO. Any additional increases will be subject to negotiation and agreement by both parties in advance of any applicable increase.

Labor Rates have been determined for FY’12, however actual spend is based on the time and materials cost associated with Service Requests determined on a project-by-project basis, as well as by the skill sets required to deliver the Services.

The rate/hour for Service Requests is as follows:

I&TG Standard Rates for SHC and SHI Associates FY2012

SHC Associates	Skill Set	Rate
	Associate	$65 / hour

SHI Associate	Skill Set	Rate
	Off-shore Engineer	$35 / hour
	On site Engineer	$65 / hour

3rd Party Contractor	Skill Set	Rate
	Will vary	$/hour will be reviewed with and approved by SHO

SUPPORT SERVICES AND ENGAGEMENT TEAM

An SHMC I&TG Engagement Team will be formed to support SHO to provide support and maintenance services and multiple enhancements. External variable labor for project development will be charged as needed and agreed upon with SHO. The SHMC team will be comprised of a Director, Project Manager, Business Analysts and Solution Architects with an annual cost of $811,200 for 2012.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

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Service Level Agreement between Sears Holdings Corporation and SHO

EXPECTATIONS

COLLABORATION

HMC and SHO will work together, utilizing collaborative planning focused on meeting business objectives, efficient and cost effective shared service centers, common service management processes and an organization designed and skilled to help optimize a commercially viable service model.

SHMC will assist SHO in identifying the business processes critical to SHO customers and the computer systems or services which support those processes. Once that list of critical systems and processes has been identified, a mutually agreed-upon level of service will be provided with the commensurate costs detailed.

BUSINESS SPONSOR / CUSTOMER RESPONSIBILITIES

In order for SHMC to effectively provide the Services, SHO will:

1.	Ensure sound business processes exist prior to engaging SHMC for solution architecture

This can be accomplished by leveraging SHMC Business Process Management Center of Excellence as described above. Ensuring a sound business process before introducing new technology helps to ensure the solution being delivered will properly address SHO’s problem or need.

2.	Provide proper allocation and timely availability of SHO Personnel as part of the engagement team

SHMC is only part of the solution process. SHO must allocate sufficient resources to the engagement. If SHO does not allocate and make available appropriate resources, the solution being delivered will most likely not fulfill the need appropriately.

3.	Ensure responsiveness and participation of SHO senior executives & sponsors

There are key, significant times within the lifecycle of the engagement where Senior SHO Executive and Sponsors must participate and collaborate with the SHMC I&TG engagement teams. From the initial approval to submit requests to SHMC, to funding approvals, to periodic status updates, through to the engagement close-out – all of these gates and project events require engagement by Senior SHO members. It is the responsibility of the both Parties, through the joint project management team, to pre plan the meeting calendar and build sufficient executive time into the project plan for all such executive requirements. It will be SHO’s responsibility to confirm that all necessary internal SHO approvals are obtained.

4.	Define accurate & reasonable expectations of project benefits (quantifiable wherever possible)

While SHMC is responsible for identifying the costs associated with performing the requested services for SHO, it is entirely the responsibility of SHO to identify potential benefits for the engagement. These benefits have typically been represented as monetary (EBITDA & BOP) but are not limited to that category. Additional, quantifiable metrics could include:

•	Faster time to productivity

•	Improved ease of use leading to faster transaction processing time

•	Increased users or usage

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

•	Increased system uptime/availability

•	Increased response time

•	Increased units of client or customer data captured

•	Increased data accuracy (fewer defects)

Only by identifying these quantifiable metrics can accurate benefit realization be measured.

5.	Complete Customer Satisfaction Surveys (CSATs) upon the conclusion of the engagement

The key mechanism by which SHMC can measure the success of the engagement with SHO is through the Customer Satisfaction Survey which is sent at the conclusion of each engagement. The survey itself takes only a few minutes to complete, but allows SHMC to understand what went well or what areas may need improvement as part of SHMC’s engagement model.

6.	For projects that affect SHO only, SHO will be responsible for key strategic and material management decisions. For projects that affect both SHO and other SHMC clients, SHO and SHMC will have joint strategic and material management decisions regarding the respective project; provided that SHO will remain responsible for decision making as it affects SHO.

INFORMATION & TECHNOLOGY GROUP RESPONSIBILITIES

As part of the collaboration between SHMC and SHO, there will be periodic governance meetings between which will be used to discuss the following:

1.	Accomplishments to date – These will include:

a.	Planned projects delivered to-date

b.	Unplanned projects delivered to-date

c.	Base & Support services provided

d.	Improvements or cost reductions made towards Base & Support services

2.	Metrics

a.	Service metrics are in place (internal, customer)

b.	Project, Base and Support metrics jointly agreed to be tracked in SLA/OLA

c.	What metrics have been met

d.	Any operational issues with meeting committed metrics

3.	Expenses

a.	Planned expenses versus actual expenses as measured on a period-to-date and year-to-date basis

b.	New items or expenses from SHMC

c.	Expected changes to expenses for the remainder of the year (either decreases or increases)

d.	Charges incurred by SHO for postponed or cancelled projects

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

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Service Level Agreement between Sears Holdings Corporation and SHO

LIST OF ADDENDUMS

Below is a list of I&TG-related Addenda to the Agreement:

Addendum 1.	SHO 2012 Base & Support Charges

Addendum 2.	SHO 2012 Support Services

Addendum 3.	2012 I&TG Service Catalog

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

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Service Level Agreement between Sears Holdings Corporation and SHO

ADDENDUM 1 – SHO BASE AND SUPPORT CHARGES

Base Components (Technology Products) – Usage/Consumption Charge (per year):

Base Operations for 2012	Technology Product Domain	Total
Business Strategy & Operations	Enterprise Learning & Development	$12,004
	Enterprise Process Management	$32,744
	Enterprise Project / Program Support	$48,821

Business Strategy & Operations Total		$93,569

Information Analytics & Innovation	BI Administration	$11,306
	BI Application Support	$266,063
	BI Data Monitoring	$46,829
	BI Delivery Administration	$57,532
	BI License Management & Support	$62,870
	Supply Chain Management	$374

Information Analytics & Innovation Total		$444,974

Network & Security Services	Compliance	$89,867
	Media Services	$22,337
	Non-retail Asset Maintenance	$82,513
	Retail Asset Maintenance	$53,404
	Security	$460,099
	Telecom Provisioning & Management	$305,188
	Telecommunications Data	$4,095,582
	Telecommunications Voice	$647,057

Network & Security Services Total		$5,756,047

Operational Services	Associate & Customer Desktop Support	$65,393
	Data Center Operational Services	$660,421
	Distributed Environment Services	$961,213
	Storage Services	$208,106

Operational Services Total		$1,895,133

Retail Services	Core Retailing Transaction Support	$310,871
	Customer Facing Transaction Support	$68,673
	Hardware Support Services	$377

Retail Services Total		$379,921

Service Management	Administration	$959
	Business Continuity	$27,439
	I&TG Service Quality Management	$14,416
	I&TG Service Support	$2,254
	I&TG Service Support - Corporate Desktop Support	$168,341
	Learning & Development	$1,720
	Performance & Service Mgmt	$11,784

Service Management Total		$226,913

Base Offering Grand Total		$8,796,557

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

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Service Level Agreement between Sears Holdings Corporation and SHO

ADDENDUM 2 – SHO SUPPORT SERVICES

Support Services		Total
Development & Support Services	Fixed team minimum to support and maintain services, multiple enhancements, external variable charged, as needed	$811,200

Business Strategy & Operations Total		$811,200

ADDENDUM 3 – 2012 I&TG SERVICE CATALOG

2012 I&TG Service Catalog is provide as a separate document.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Version 1.1 – Mar 2012

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Charge Back Models	3
Base Offerings Descriptions	4
Business Services
Business Strategy & Operations
Enterprise Learning & Development	5
Enterprise Process Management	6
Enterprise Project / Program Support	7
Corporate Technology Services
Audit / Legal / Real Estate Support	8
Corporate Services Support	9
Finance & Procurement Systems Support	10
Financial Services Support	11
Human Resources Management	12
Payroll Management	13
Procurement Systems Support	14
Real Estate Systems Support	15
Tax Systems Support	16
Home Services
Customer Management	17
Knowledge Management	18
Order Management	19
Planning/Consulting	20
Sales Lifecycle Management	21
Software Maintenance	22
Supply Chain Management	23

Support and Services	24
Information Analytics & Innovation
BI Administration	25
BI Application Support	26
BI Data Monitoring	27
BI Delivery Administration	28
BI License Management & Support	29
Shop Your Way Rewards Support	30
Supply Chain Management	31
Targeted Interactions Support	32
Marketing, Pricing & Loyalty
Clearance Pricing Services	33
Dynamic Pricing Services	34
Loyalty Services	35
Marketing / Advertising Services	36
Pricing Services	37
Publishing Services	38

Network & Security Services
Compliance	39
Media Services	40
Non-retail Asset Maintenance	41
Retail Asset Maintenance	42
Security	43
Telecom Provisioning & Management	44
Telecommunications Data	45
Telecommunications Voice	46
Operational Services
Associate & Customer Desktop Support	47
Data Center Operational Services	48
Distributed Environment Services	49
Mainframe Services	50
Storage Services	51
Teradata Services	52
Retail Services
Core Retailing Transaction Support	53
Customer Facing Transaction Support	54
Hardware Support Services	55
Service Management
Administration	56
Business Continuity	57
I&TG Service Quality Management	58
I&TG Service Support	59
I&TG Service Support – Corporate Desktop Support	60
Learning & Development	61
Performance & Service Mgmt	62
Supply Chain Services
Business to Business Systems Support	63
Design Systems Support	64
Distribution Center Systems Support	65
Import Systems Support	66
Inventory Management	67
Item Management Services	68
Ordering & Receiving Support	69
Retail Demand Intelligence	70
Return Goods Processing Support	71
Store Space Management Systems Support	72
Transportation Systems Support	73
Vendor Management Services	74

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Charge Back Models:

Model Type	Explanation	Formula
Equal Distribution	Total cost is spread equally across all of the Operating Units	Cost / 20 (5%)

Transaction	Spread the cost based on what % of the overall transactions are processed on behalf of the Operating BU	(BU Transaction Count) / (Total Transaction Count)

Revenue	The cost is spread out based on the % of the overall revenue that is generated by the Operating BU	(BU Generated Revenue) / (Total Revenue)

Headcount	Total cost is spread based on the headcount % within the Operating BU compared to the overall headcount	(BU Headcount) / (Total Headcount)

Headcount (ex-POS)	Total cost is spread based on the headcount % within the Operating BU compared to the overall headcount	(BU Headcount) / (Total Headcount)

Actual	Total cost is spread across the Operating BUs based on actual cost incurred	BU Cost

Seat	Total cost is spreadout by the number of license seats distributed	(BU Assigned Seats/Total Seats Allocated)

Application Consumption	Support and infrastructure charges assigned across the business units depending the usage of applications being supported by those infrastructure components	(BU-specific applications / Total SHC applications)

Project Consumption	The total cost to provide this services is spread across the Business Units who consume the most in terms of the resources required to do project work in the fiscal year	(# of projects initiated by BU / total # of projects in fiscal year)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering / Portfolio Descriptions

Business Strategy & Operations

The Business Strategy & Operations offerings encompass several functions aimed at providing governance and structure to the I&TG Business Unit. These functions include: supplier management; project and portfolio management; process quality assurance; and pricing and allocations management.

Corporate Technology Services

The Corporate Technology Services offerings are comprised of services which enable the Support Business Units to provide services to their customers. These services include (but are not limited to): financial; tax; legal; procurement; human resources; payroll; real estate; and tax.

Home Services

The Home Services offerings are aligned specifically to support the Home Services and ServiceLive Business Units. These services include: customer management; knowledge management; order management; sales lifecycle management; supply chain management; and the support and maintenance of these services.

Information Analytics & Innovation

The Information Analytics & Innovation services are a collection of business intelligence services which provide support for: analytics tool licensing; data monitoring; supply chain analytics; and support for specific program such as Shop Your Way Rewards and Targeted Interaction.

Marketing, Pricing & Loyalty

The Marketing, Pricing & Loyalty offerings support the business units with services specifically tailored to provide: pricing modeling; marketing and advertising services; and support for the loyalty programs such as Shop Your Way Rewards.

Network & Security Services

The Network & Security Services offerings are provided across all of SHC and include: industry compliance; retail and non-retail asset maintenance; enterprise systems security; and an array of telecommunications services for voice and data.

Operational Services

The Operational Services offerings include all the services and support necessary to run the data center operations group which include: desktop support; distributed environment support, mainframe services; storage services; and Teradata services.

Retail Services

The Retail Services offerings are specifically aligned to support the Retail Services Business Unit and their Operating Business Unit customers. These services include: retailing transaction support; customer facing transaction support; and hardware support services.

Service Management

The Service Management offerings are a collection of services which provide the SHC enterprise with: enterprise business continuity management; service quality management; service support for corporate as well as field customers; and performance management services.

Supply Chain

The Supply Chain offerings are a collection of services aligned to support the Supply Chain Business Unit and their customers with the following: business to business support; distribution center support; import, inventory and item management; order management; and transportation systems support.

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Business Strategy & Operations

Service:	Enterprise Learning & Development

Service Description:	The Enterprise Learning & Development services provide the following:

• Computer based training catalogs for IT-related topics, Office Productivity, and Business & Soft skills

• Facilitation of on-site, instructor lead training classes

Chargeback method:	Seat

Service Components:	• ElementK / SkillSoft

• Caliber Training

• Global Knowledge

• SHU Training

• SHC Course

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Business Strategy & Operations

Service:	Enterprise Process Management

Service Description:

The Enterprise Process Management service is a collection of applications and services which provide:

• Enterprise and BU-specific process documentation

• Metrics-based process management modeling

• A process governance framework

Chargeback method:	Project Consumption

Service Components:	• Process Quality Assurance • Business Process Management Consulting

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Business Strategy & Operations

Service:	Enterprise Project / Program Support

Service Description:	The Project Management Office (PMO) is responsible for managing all project requests, monitoring the health of projects, helping with the portfolio optimization and prioritization process and providing guidance to each of the portfolio sponsors.

Chargeback method:	Project Consumption

Service Components:	• WorkLenz (PPM CentraI) • Enterprise Program Management • Enterprise Project Management

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Audit / Legal / Real Estate Support

Service Description:	Support provided to the Audit, Legal and Real Estate groups which would include the following services:

• Application break/fix support

• Application monitoring

• Minor enhancements

• Interface support and application upgrades

Chargeback method:	Actual

Service Components:	• CT Tymetrix

• Internal Audit apps (TeamMate)

• Legal Apps (DM, T360, Intella, Deltaview, etc.)

• Legal Global Compliance Maintenance

• Legal Requests for Sales/Product Information

• OpenText DM

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Corporate Services Support

Service Description:	Support provided across Sears Holdings involving enterprise wide applications or services which would include the following:

• Application break/fix support

• Minor enhancements to applications

Chargeback method:	Actual

Service Components:	• Corporate Services applications (Utilities, Front Desk Badge, Scheduler Plus, etc.)

• Food applications (Bottle Deposit)

• Google Earth and Google Earth Pro

• Identicard Badges

• Licensed Business Requests for Sales/Product Information

• MARE

• Server moves, Office/OS/IE upgrade testing, Mainframe Migration research, etc.

• Relius Government Forms

• Risk Management Information Systems

• Sales Data

• Sears Store Planning (EPIC2/4)

• SOX and Internal Audit Reviews

• STAR

• Store Operations Requests for Sales/Product Information

• Third Party Desktop Applications

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Finance & Procurement Systems Support

Service Description:	The Finance & Procurement systems support services is a collection of applications and services which provide:

• Accounts Payable services

• Credit card processing

• Accounting services

• General Ledger services

• Treasury services

Chargeback method:	Actual

Service Components:	• Accounts Payable (NDJ, IPS, NAP, CSI, RAPS)

• Activity Based Costing (ABC)

• Bridge Warehouse

• CASH & SALES

• Concur

• Daily Credit Card Settlement

• Finance & Acctg (Tracker, LPS, JDE)

• Kmart RE Acctg App (J.D. Edwards)

• Licensed Business (STL0)

• LOCN and Store Master

• NAI (Sears General Ledger)

• PeopleSoft Financials - Asset Management, Project Costing, and Procurement

• PeopleSoft General Ledger and FTD

• Royalty System

• Stock Ledger (including Waste Recon, SPA’s, Daily Cycle lnv.)

• Treasury (Tweb, JPMAccess, CashPro, Treasury Db, etc.)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Financial Systems Support

Service Description:	A suite of applications and services tailored to meet the needs of the Financial Services support business. These systems facilitate:

• Authorizations and Credit

• Processing of Layaways

• ID Validation services

• Reporting services

• Settlements

Chargeback method:	Actual

Service Components:	• Centralized Vault

• Associate reimbursement

• Authorizations

• Credit Extranet

• Layaway

• Rapid Credit / ID Validation Services

• SARA

• SAS / Essbase reporting

• SCPE

• Settlement

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Human Resources Management

Service Description:	A suite of applications and services tailored to meet the needs of the Sears Holdings associates. These systems facilitate:

• Sears & Kmart discount card system, cards provided by the vendor, FirstData

• Calculation of associate commissions

• Supporting the hourly recruiting application

• Associate performance review and goal planning

• Management reporting for the analysis of associate data

Chargeback method:	Actual

Service Components:	• Associate Discount (AD)

• Commission System

• eHire

• eLearning

• HRP

• Human Resources Case Management Tool

• IVR

• My Personal Information (MPI)

• TPC

• Workforce Analytics (WFA)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Payroll Management

Service Description:	A suite of applications and services which facilitate payroll functions such as:

• PeopleSoft HR and Payroll applications

• Timekeeping services

Chargeback method:	Actual

Service Components:	• Paybase

• PeopleSoft HCM

• PeopleSoft HCM - Oracle DB

• TKC

• WFC Kronos

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Procurement Systems Support

Service Description:	A suite of applications and services tailored to meet the needs of Procurement. These systems facilitate:

• Asset Management

• Procure-to-Pay and 3rd Party Supplier integrations

Chargeback method:	Actual

Service Components:	• Asset Management, Project Costing, and Procurement

• P2P (Ariba) Integration

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Real Estate Systems Support

Service Description:	A suite of applications and services tailored to meet the needs of the Sears Real Estate business. These services include:

• Application break / fix

• Minor enhancements

• Application monitoring

• Strategic market planning

• Sales territory planning

• Targeted geomarketing

Chargeback method:	Actual

Service Components:	• FIPS

• Tactician

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Tax Systems Support

Service Description:	A suite of applications and services supporting tax related activities. These services include:

• Interface support for web based training system for field associates

• Property tax data mining

• Commercial real estate appraisal

• Tax calculations for sales, purchases and rentals

• Application upgrades

• Application break /fix support

Chargeback method:	Actual

Service Components:	• Gross Receipts Tax (License HQ)

• Income Tax (CorpTax, Intelliforms)

• Property Tax (eProperty, Narrative1, Directory of MM, etc.)

• Sales Tax (Tax Matrix for Sales Tax, Taxware, Kmart Sales Tax, S4, etc.)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Customer Management

Service Description:	Customer management is a collection of services aimed at providing a complete customer relationship capability. These services include:

• Software platform for building and deploying ECRM applications

• Multi-channel analytics capturing customer interactions across all channels

• Customer service and sales

Chargeback method:	Actual

Service Components:	• Aspect

• Autonomy

• Avaya

• Ciboodle

• Facilities Management / Field Support

• HSCCD

• HSCCN&SC

• HSQUALITY

• HSVRU

• Nuance

• Serviont

• TSG

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Knowledge Management

Service Description:	Knowledge management is a suite of applications and services aligned to provide the following:

• Enterprise Content Management including document management and web content management

• Real-time data integration and high-availability solutions

• Large scale data warehousing and analytics

Chargeback method:	Actual

Service Components:	• Alfresco

• Golden Gate

• GREENPLUM1HS

• HSBUSINTEL

• IBM CDC

• Intelex

• Kaidara

• SAS

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Order Management

Service Description:	The order management service is a collection of applications and services which provide:

• Compression software and tools for geographic data, document management, and web distribution

• Workforce optimization and 3rd party network management

• Digital maps

• Dynamic routing

Chargeback method:	Actual

Service Components:	• ESRI

• HS - Help Desk

• HS - Wireless Communication

• HSHAL

• HSHDROUTING

• HSNEWCO

• HSROUTING

• HSSOMCS

• HSSOMNP

• LizardTech

• SAS Forecasting

• ServicePower

• Teleatlas

• Teleatlas - Map updates

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Planning / Consulting

Service Description:	The planning and consulting services provide pre-project assistance in the analysis of business requirements and needs, in an effort to better align the business demand with the technology solutions available.

Chargeback method:	Actual

Service Components:	• I&TG Planning / Consulting

• Other BU Planning / Consulting

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Sales Lifecycle Management

Service Description:	Sales lifecycle management is a series of applications and services aimed and providing:

• Sales campaign management

• Commission management

Chargeback method:	Actual

Service Components:	• HSCAMPAIGN

• HSCOMMSALES

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Software Maintenance

Service Description:	Software maintenance is a service which manages the software licensing and maintenance for the SAP suite of tools.

Chargeback method:	Actual

Service Components:	• SAP

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Supply Chain Management

Service Description:	Supply chain management is a collection of applications and services which provide the following functionality:

• Enabling business agility and IT efficiency by providing innovative data management technology and services that transform data into a strategic asset

• Research and development

• Transforming service business operations and accessing new sources of revenue, profits, competitive differentiation and customer loyalty

Chargeback method:	Actual

Service Components:	• Data Flux

• Deja Imagining

• HSPARTSDIRECT

• HSPARTSNPN

• Iron Mountain - Software Escrow

• Lawson

• LeadTech

• Servigistics

• Softeaon

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Support and Services

Service Description:	Support and services is a collection of applications, tools and services which provide:

• Web site monitoring

• License management

• System load testing

• Architectural services

Chargeback method:	Actual

Service Components:	• Gomez - Web site monitoring

• Hewlett Packard

• LoadRunner

• Systems Architecture - Pipeline

• Systems Architecture - R&D

• Profiling Tool

• Troy Data Center

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Administration

Service Description:	The Business Intelligence administration service is an aggregation of all the administrative tasks associated with the analytics applications and services provided across SHC.

Chargeback method:	Transaction

Service Components:	• BI Admin Production Support

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Application Support

Service Description:	The Business Intelligence application support services provide break / fix, monitoring and support for various analytics applications and functions such as:

• Associate contribution

• An integrated environment that consolidates multiple data subjects for both Kmart and Sears into a single platform driving a consistent view

• In Store reporting for store operations defined metrics and actionable information.

Chargeback method:	Transaction

Service Components:	• BI ACR / FLS

• BI Alex MSTR Support

• BI Alex Support

• BI Application Support

• BI Business Objects Support

• BI CRRS Support

• BI Data Modeling

• BI OWB Support

• BI SPRS Support

• BI View Direct

• KMWB Support

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Data Monitoring

Service Description:	The Business Intelligence data monitoring service provides real-time monitoring of the various data feeds from transactional systems into data marts and data warehouses.

Chargeback method:	Transaction

Service Components:	• BI Data Monitoring Production Support

• BI Data Monitoring Support

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Delivery Administration

Service Description:	The Business Intelligence delivery administration is a service which provides support for the project intake and execution related to analytics applications and services.

Chargeback method:	Transaction

Service Components:	• BI Delivery Administration - BU Analytics Training

• BI Delivery Administration - Delivery Administration

• BI Delivery Administration - Intake

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI License Management & Support

Service Description:	The Business Intelligence license management and support service provides a single point of contact between various vendors of analytics tools and services and SHC. These tools and services include:

• Individual customer recognition and identification information

• Web-hosted solutions

• Web-based controls used on SHC portals

• Data modeling software

Chargeback method:	Transaction / Seat

Service Components:	• BI - Acxiom - Abilitec & Infobase

• BI - Applied Predictive Technologies - Subscription

• BI - APT - Hosted Analytics solution

• BI - EIS - Maintenance & Finance Labor Support

• BI - EssBase Finance Labor Support

• BI - Financial Coordinator

• BI - Hyperion EssBase - Maintenance

• BI - Netezza - Maintenance

• BI - SAS Institute - Maintenance

• BI -Telenik - Maintenance

• BI - Unica Annual Maintenance

• BI - WeatherBank - Maintenance

• BI Livelink Support

• Bus Obj and USPS software licensing (NCOA)

• KXEN Sofware Mainenance

• Microstrategy CPU License Maintenance

• Microstrategy Term License

• Replicon - Web Resource Tool

• Sybase - PowerDesigner License

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	Shop Your Way Rewards Support

Service Description:	The Information and Analytics Shop Your Way Rewards support services provides all the vendor, licensing, monitoring and hosting support for the Shop Your Way Rewards program.

Chargeback method:	Transaction

Service Components:	• Epsilon fees to develop SYWR system

• Epsilon mgmt fees within SYWR system

• SYWR - S/W Maintenance (Oracle)

• SYWR Managed services fee (Oracle)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	Supply Chain Management

Service Description:	The Information Analytics Supply Chain Management services are a collection of applications and services which assist the Supply Chain function with the following:

• A centralized database of product information

• Space and floor planning

• Assortment planning

Chargeback method:	Actual

Service Components:	• BI - Advance Visual Tech - Retail Focus

• BI - APT Merchandise Optimization Tool - Hosting Fee

• BI - Gerber Technology Inc - Web PDM Maintenance

• BI - iPLanMerch., Fin., & Assort. Planning - SAS.Market Max

• BI - JDA - Space and Floor Planning - Maintenance

• BI - SAS Institute - Merch., Fin., & Assort. Planning - ASAP Weblogic

• BI - SAS Institute ( iPLanMerch., Fin., & Assort. Planning)

• Data Visualization

• Web PDM

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	Targeted Interactions Support

Service Description:	The targeted interactions support services are aligned to provide in-depth information about customer behavior and provide real-time analytics and reporting to better align future offers.

Chargeback method:	Transaction / seat

Service Components:	• Unica and Application Reporting Hosting/Support

• Unica Realtime annual maintenance

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Clearance Pricing Services

Service Description:	The clearance pricing services are a collection of applications and services which provide:

• Markdown management services

• Clearance pricing services

Chargeback method:	Actual

Service Components:	• CLRP

• Kmart Markdown Management

• No Home Clearance System

• SAS Markdown Optimization

• Sears Markdown Management

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Dynamic Pricing Services

Service Description:	The dynamic pricing services are a collection of applications and services which provide the following:

• Detailed analytics around competitor pricing

• Pricing recommendations

• Product matching services

Chargeback method:	Actual

Service Components:	• Dynamic Pricing - Best Seller

• Dynamic Pricing - Crawling

• Dynamic Pricing - Data Sourcing

• Dynamic Pricing - Mygofer

• Dynamic Pricing - Price Recommendation

• Dynamic Pricing - Product Matching

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Loyalty Services

Service Description:	Loyalty services within the Marketing, Pricing and Loyalty offering are specifically aligned to the Shop Your Way Rewards program. These services provide management over the supplier being leveraged to host the program.

Chargeback method:	Actual

Service Components:	• SYWR - Epsilon

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Marketing / Advertising Services

Service Description:	The marketing and advertising services are a collection of applications and services which provide:

• A consolidated database of customer information

• Digital asset management

Chargeback method:	Actual

Service Components:	• CDW

• DAM

• Marketing/Advertising - IMPACT

• Marketing/Advertising - Kmart Legacy

• Marketing/Advertising - New Project Evaluation

• Marketing/Advertising - Sears Legacy

• TI

• Workhorse

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Pricing Services

Service Description:	The pricing services is a collection of applications and services which provide the following:

• Price optimization

• Web portal to view pricing information

• Price management for both Sears and Kmart formats

Chargeback method:	Actual

Service Components:	• Deal Management

• K-Link

• McLane Cost Change Process

• Price Optimization

• Pricing - Ad Forecasting

• Pricing - DSD

• Pricing - GAME

• Pricing - Kmart Price Management

• Pricing - New Price

• Pricing - SAM

• Pricing - Sears Price Management

• Pricing - Uplift

• Pricing Portal

• Vendor Flags (a.k.a. VSAM)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Publishing Services

Service Description:	The publishing services is a service which provides an electronic alternative to a printed advertising circular. The electronic version would do a better job of targeting specific audiences with relevant advertising information.

Chargeback method:	Actual

Service Components:	• e-Publishing

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Compliance

Service Description:	The Compliance service is a collection of applications and processes which enable enterprise-wide adherence to industry requirements and best-practices which include:

• Email protection services

• Penetration testing and intrusion detection

• Software licensing compliance

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:	• NPE - SLA Tracking/Reporting

• NPE - Vendor Governance

• SEC - Compliance - SW Maint - Bradford NAC

• SEC - Compliance - SW Maint - Email Encryption

• SEC - Compliance - SW Maint - RSA DLP

• SEC - Compliance - SW Maint - Tripwire

• SEC - Compliance eDiscovery Tool SW Maint

• SEC - Compliance HW Maintenance

• SEC - On-Line - SW Maint - Fortify

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Media Services

Service Description:	Media Services is a suite of applications and services which provide SHC-wide capabilities such as:

• Peer-to-peer video conferencing

• Voice conferencing and equipment support

• Video conference room support and services

Chargeback method:	Headcount - (Ex-POS)

Service Components:	• Maintenance on (2) Polycom video conference systems in Troy and Royal Oak

• Maintenance on Vidyo equipment, new in 2011 - PART OF RFP

• NPE - AudioWeb Conferencing Support

• NPE - Video Engineering

• NPE - Video Standards & Architecture

• Symon Readerboards in SHTC Annual Maintenance

• Video conferencing maintenance - New systems in 2011

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Non-retail Asset Maintenance

Service Description:	Non-retail Asset Maintenance is a collection of tools and services aimed at providing asset maintenance to the non-retail functions. These services include:

• Private Branch Exchange (PBX) management for voice

• Cellular repeaters for the major facilities

• Wide Area Network (WAN) service optimization

• Voice over IP (VoIP) services

• Wireless services

Chargeback method:	Headcount (Ex-POS)

Service Components:	• AT&T(Troy) - PBX, Mail etc.

• Hoffman Cellular repeater infrastructure T&M maintenance

• Meru controller maintenance new in 2010

• Meru s/w maintenance new in 2010

• Nexum - Checkpoint hardware maintenance used for Troy & Hoffman firewalls

• Palo Alto annual maintenance

• Riverbed annual maintenance

• SBC Hoffman PBX maintenance

• Sniffer Infinistream (Netscout) hardware maintenance for Troy network core

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Retail Asset Maintenance

Service Description:	Retail Asset Maintenance is a collection of tools and services aimed at providing asset maintenance to the retail functions. These services include:

• Private Branch Exchange (PBX) management for voice

• Wide Area Network (WAN) service optimization

• Voice over IP (VoIP) services

• Wireless services

• Interactive voice response (IVR) systems support

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:	• AT&T 3174 SNA PU/LU Support

• Bluecoat hw maintenance for Kmart store systems proxies

• Bluecoat sw maintenance for Kmart store systems proxies

• Cisco - Verizon Smartnet maintenance financed through Cisco Capital 7/1/11 - 6/30/14

• Intervoice HW maint - IVR used for store locator, procedure help line, Kexpress, product return hotline, flu clinic, AP

• Maintenance on Telident 911 System - new in 2010

• Nortel BCM (PBX) Maintenance - Crosscom /Siemens

• Nortel maintenance - Troy legacy routers

• Sentinel T&M maintenance for Cisco VoIP to desktop phones

• Siemens Maintenance Contract for all Sear locations with Siemens PBX, including Call Centers, PRS, SLS, Logistics and FLS

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Security

Service Description:	Security services is a suite of tools, applications and services which provide the following:

• Secure web access and digital certificates

• Single Sign On (SSO) authentication

• Network scanning for vulnerabilities and threat management

• Payment Card Industry (PCI) compliance

• Crisis management

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:	• SEC - Secure Web Gateway

• SEC - Access Support

• SEC - Compliance vGO SSO

• SEC - Digital Certificates

• SEC - Endpoint Encryption & Security

• SEC - Identity Management

• SEC - Internal Vulnerability Scanning

• SEC - IPS Chassis

• SEC - Maint for mainframe ID creation tool

• SEC - Maintenance of Security Appliances

• SEC - Managed Security Service

• SEC - Mobile Management Server

• SEC - PCI Code Reviews & Vulnerability Scanning

• SEC - Production Support (Access Administration)

• SEC - Secops Project Management & Tools

• SEC - Security Compliance Support

• SEC - Security Operations Support

• SEC - SHC Crisis Management Program

• SEC - Vulnerability/Threat Management

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Telecom Provisioning & Management

Service Description:	Telecom Provisioning & Management services provide support for the following:

• Provisioning of telecom equipment

• On-line, expense management systems and services

• Comprehensive Telecom Expense Management with our providers

• Contract management

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:	• NPE - Management & Administration

• NPE - Project Management & Administration

• NPE - Business Financials

• NPE - Provisioning & Support (Voice/Data/Cellular/BB)

• NPE - Telecom Expense Management

• TEM tool

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Telecommunications Data

Service Description:	Telecommunications Data services are a collection of applications, tools and services which provide the following data services:

• Broadband internet/WAN services

• Dense wavelength division multiplexing (DWDM) services providing high-speed connectivity across campuses

• Wireless support services

• Network performance monitoring and analysis services

Chargeback method:	Actual / Headcount / Headcount (Ex-POS)

Service Components:	• ARIN - Internet Registration (Kmart)

• AT&T Broadband Aggregation, MIS / DSL Circuits and ANIRA

• Data Network cabling time & materials charges

• DWDM Private Data Network (PDN)

• Enterprise fee

• Hoffman Campus Wireless maintenance & support (AirWave)

• Hughes - Dealer Stores Lease & DSL

• Level 3 MPLS for Off Mall Sites

• NPE - Core/Data Center Engineering, Standards & Architecture

• NPE - Data Support Services Corporate, Off-Mall & Retail

• NPE - Engineering Standards & Architecture

• NPE - Firewall Engineering, Standards & Architecture

• NPE - Hometown Store Support

• NPE - Routing and Switching Engineering, Standards & Architecture

• NPE - Server & Application Load Balancing Engineering

• NPE - VPN/Remote Access Engineering, Standards & Architecture

• Opnet Maintenance

• Solarwinds Maintenance for Network analysis tools

• Sprint MPLS Head End Circuits OC3’s (Hoffman and Troy)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Telecommunications Voice

Service Description:	Telecommunications Voice services are a collection of applications, tools and services which provide the following voice services:

• BlackBerry device support and connectivity

• Wireless cell phone support

• Call center support and maintenance services

• Voicemail systems support

Chargeback method:	Actual / Headcount / Headcount (Ex-POS)

Service Components:	• Amerinet - Secure Sidewinder (Blackberry firewalls)

• AT&T Wireless Cell Phone Credit

• Intervoice SW maint - IVR used for store locator, procedure help line, Kexpress, product return hotline, flu clinic, AP

• IVR Application (Edify replacement)

• Lyrix - Peoplefind, automated operator on Troy PBX

• NPE - Call Center/Voice Engineering, Standards & Architecture

• NPE - DATA/VOICE/WIRELESS MACD Corporate, Off-Mall & Retail

• NPE - Voice Support Services Corporate, Off-Mall & Retail

• NPE - Wireless Engineering

• NPE - Wireless Services Support Corporate, Off-Mall & Retail

• NPE - Wireless Standards & Architecture

• Research in Motion (RIM) - annual server licenses and fees

• Unimax 2nd Nature Software Maint - Hoffman uses to program/support the PBX and Voicemail systems Nortel Call Pilot; Help Desk; Call Manager

• Unimax 2nd Nature Software Maint - Troy PBX programming interface & Help Desk

• Voice - AT&T CSU maintenance, to Call Centers

• WIRELESS - Cell Phones, Pagers, Blackberries, Wireless Air Card Backup (Outlet and SAC stores)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Associate & Customer Desktop Support

Service Description:	Associate & Customer Desktop Support services are a set of services which provide:

• Desktop support for the enterprise systems users

• Support for mobile platforms

• Desktop operating systems support

• Remote software installation and support services

Chargeback method:	Headcount (Ex-POS)

Service Components:	• Enterprise Desktop - Non Retail

• Enterprise Mobility Framework

• Enterprise Windows Operating Systems

• Enterprise Workstation Builds

• Enterprise Wrkstn Pkg Install Rtl/NonRtl

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Data Center Operational Services

Service Description:	Data Center Operational Services are a collection of services provided out of our data center which provide:

• Cloud computing support and services

• Hadoop (large data) support, services and analytics

• Data center facilities support and maintenance services

Chargeback method:	Actual

Service Components:	• Cloud

• Hadoop

• Operations Center Support

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Distributed Environment Services

Service Description:	Distributed Environment Services are a collection of services which provide the following for the distributed computing environment:

• Computer maintenance

• Support and service of the various software packages and installations

• Equipment support and repairs

Chargeback method:	Application Consumption

Service Components:	• Distributed - Computer Maintenance

• Distributed - Data Procs Software Packages

• Distributed - Equipment Repairs

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Mainframe Services

Service Description:	Mainframe Services is a collection of tools and services which provide support to our mainframe environment which includes:

• Computer maintenance services

• Software support

• Equipment repairs and rentals

Chargeback method:	Transaction

Service Components:	• Mainframe - Computer Maintenance

• Mainframe - Data Procs Software Packages

• Mainframe - Equipment Repairs

• Mainframe - Machine Rentals

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Storage Services

Service Description:	Storage Services is a collection of tools and services which provide support to our data storage needs which includes:

• Computer maintenance services

• Software support

• Equipment repairs and rentals

Chargeback method:	Application Consumption

Service Components:	• Storage - Computer Maintenance

• Storage - Data Procs Software Packages

• Storage - Machine Rental

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Teradata Services

Service Description:	Teradata Services is a collection of tools and services which provide support specific to our use of the Teradata platform. These services include:

• Teradata computer maintenance services

• Software support

Chargeback method:	Transaction

Service Components:	• Teradata - Computer Maintenance

• Teradata - Data Procs Software Packages

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Retail Services

Service:	Core Retailing Transaction Support

Service Description:	Core Retailing transactions support is a collection of applications and services which provide support to the Point of Sale including:

• Back office suite (SNC, MPU, KIN, RMU) support

• Integrated retailing mobile support (SHC Connect)

• Store opening and closing support

• Loss prevention support and services

• Labor management support and services

• Sign Management support and services

Chargeback method:	Actual

Service Components:	• ABD

• Back Office Suite (SNC MPU) & (KIN RMU)

• EOD Processing NFX

• Grocery Host

• Hometown - Hometown Connection

• Hometown - Sears Auth Deal Incnt SADI

• Hometown - Workstation SNC

• I&TG Int Retail SHC Connect

• I&TG Int Retail Str Open/Close - All Formats

• I&TG Int Retail Support Tool SOSl(Builds)

• Int Retail - My Gofer

• KIN Mainframe

• Kiosk Support - All Formats

• Labor Mgt(VLM WFM LMF)

• Loss Prevention - Wazagua

• Loss Prevention ASPECT - Sears(annually)

• Loss Prevention ASPECT -Kmart (twice a year)

• Sign Management RES

• Support Tool RWI(Services)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Retail Services

Service:	Customer Facing Transaction Support

Service Description:	Customer Facing transactions support is a collection of applications and services which provide support to the Point of Sale for end-user transaction processing, including:

• Kmart Point of Sale (XPOS)

• Sears Point of Sale (NPOS)

• The Great Indoors point of sales support

• Automotive Point of Sale (TPOS)

• Outlet Stores point of sales support

Chargeback method:	Actual

Service Components:	• Kmart XPOS

• Outlet - Searsoutlet.com

• Outlet LIS

• Outlet Portal

• Outlet SOAP

• Pharmacy

• Sears NPOS

• TGI 20/20

• TGI BDM

• TGI MSL

• TGI OMNI

• TPOS

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Retail Services

Service:	Hardware Support Services

Service Description:	Hardware Support Services within the Retail Services area is specifically aimed at providing support for Point of Sale hardware. This includes:

• Back office printer support and services

Chargeback method:	Actual

Service Components:	• Back Office Printers

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Administration

Service Description:	The Administration services within the Service Management area are the necessary people to ensure the Service Support & Maintenance activities are properly administered.

Chargeback method:	Headcount

Service Components:	• Support Administration

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Business Continuity

Service Description:	Business Continuity services provide the support and services necessary to ensure the business of Sears Holdings would continue to operate effectively in time of crisis or systems outages.

Chargeback method:	Headcount (Ex-POS)

Service Components:	• Business Continuity

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	I&TG Service Quality Management

Service Description:	I&TG Service Quality Management services are a collection of processes and services which provide:

• Change management services

• Service level monitoring and reporting services

• Configuration management services

• Release management services

Chargeback method:	Headcount

Service Components:	• I&TG Service Change Mgmt

• I&TG Service Level Reporting

• I&TG Service Mgmt Asset Management

• I&TG Service Mgmt Configuration Management

• I&TG Service Mgmt HW Maintenance Support

• I&TG Service Release Mgmt

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	I&TG Service Support

Service Description:	The I&TG Service Support services are a collection of services which are aimed specifically at providing support to the named I&TG Portfolios (aligned by the Business Units they represent).

Chargeback method:	Actual

Service Components:	• I&TG Service Support - BI

• I&TG Service Support - Home Services/Service Live

• I&TG Service Support - Marketing & Pricing

• I&TG Service Support - Store Systems

• I&TG Service Support - Supply Chain

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	I&TG Service Support - Corporate Desktop Support

Service Description:	I&TG Service Support - Corporate Desktop Support are services specifically designed to support the Corporate Desktop environment (Hoffman Estates) and all the Business Units represented there.

Chargeback method:	Headcount (Ex-POS)

Service Components:	• I&TG Service Support - Corporate Desktop Support

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Learning & Development

Service Description:	The Learning & Development support services within Service Management are all the applications, tools and services necessary to provide the CTC training rooms with the computer/lab equipment.

Chargeback method:	Headcount (Ex-POS)

Service Components:	• Training Room

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Performance & Service Mgmt

Service Description:	Performance & Service Management services are a collection of services and processes which provide I&TG service continuity in the following areas:

• Business Service Management services

• Incident Management services

• Knowledge Management services

• Problem Management services

Chargeback method:	Headcount

Service Components:	• I&TG Service Mgmt Business Service Management

• I&TG Service Mgmt Incident Management

• I&TG Service Mgmt Knowledge Management

• I&TG Service Mgmt Problem Management

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Business to Business Systems Support

Service Description:	Business to Business Systems Support are the services and applications which provide support from one BU to another and include:

• Order support systems for Kenmore, Craftsman & Diehard

• Cross training of BU associates

Chargeback method:	Actual

Service Components:	• Brand Order Support System (BOSS)

• Cross Training

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Design Systems Support

Service Description:	Design Systems Support is a collection of applications and services which provide support and software to the Design business unit.

Chargeback method:	Actual

Service Components:	• Product Design Software

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Distribution Center Systems Support

Service Description:	Distribution Center Systems support is a collection of applications and services which provide support to the various types of distribution centers within Supply Chain. These include:

• Direct Delivery Centers support

• Customer Direct Fulfillment Centers support

• Jewelry Replenishment Centers support

• Warehouse Management Systems support

Chargeback method:	Actual

Service Components:	• Black Box

• Direct Delivery Center (DDC) WMS

• DOS DD

• DOS DD MF

• Jewely Replenishment Center

• JFC & CDFC WMS

• KEXE

• Market Delivery Operation (MDO)

• mygoferWMS

• OH

• PDC/IRC WMS

• PkMS

• Retail/Jewelry Replenishment Center (RRC/JRC) WMS

• RRC, TDC, JRC - DOS TW-MF

• Source Availability System (SAS) - Mainframe

• Third Party DC (Distribution Center)

• WMS

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Import Systems Support

Service Description:	Import Systems support services is the collection of applications and services necessary to provide support for the Import function within Supply Chain.

Chargeback method:	Actual

Service Components:	• Import 2000

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Inventory Management

Service Description:	Inventory Management services is a suite of applications and services which provide support for the following:

• Inventory allocation services

• Inventory replenishment services

• Integrated demand and replenishment planning services

Chargeback method:	Actual

Service Components:	• Allocation

• IDRP

• Kmart Replenishment

• Scan Based Trading

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Item Management Services

Service Description:	Item Management Services are a suite of applications and services which are used to Design, Source, and fully setup products in the systems required for ordering, receiving, shipping, selling and paying for products sold in Kmart, Sears, TGI and online formats. These include:

• Item On-Boarding services

• Item Maintenance Application (IMA)

• Costing Model Application (CMA)

• Data Catalogue Integration (1Sync and Inovis third party catalogues)

Chargeback method:	Actual

Service Components:	• CORE & IMA2CORE&BVP

• Costing Model Application (CMA)

• Data Catalogue / Data Integration

• Item Batch, Vision, Other

• Item Maintenance Application (IMA)

• SHC Hierarchy

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Ordering & Receiving Support

Service Description:	Ordering & Receiving Support services include applications and services related to Distribution Center ordering and receiving functions.

Chargeback method:	Actual

Service Components:	• DC Order Mgmt System (OMS)

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Retail Demand Intelligence

Service Description:	Retail Demand Intelligence services are a collection of applications and services which include support for break/fix, monitoring, and enhancements). These systems summarize sales data at various levels to be used by Allocation and Replenishment.

Chargeback method:	Actual

Service Components:	• BEST

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Return Goods Processing Support

Service Description:	Return Goods Processing Support services is responsible for processing Return of Goods via Store along with tracking the Goods received and shipped from Third Party Return Distribution Centers.

Chargeback method:	Actual

Service Components:	• Return Goods

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Store Space Management Systems Support

Service Description:	Store Space Management Systems Support services is a collection of services and applications which provide the functionality necessary to appropriately plan and allocation store space to displays and product placement.

Chargeback method:	Actual

Service Components:	• Space/Floor Planning

Exhibit 3 to Appendix 1.01-A

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Transportation Systems Support

Service Description:	Transportation Systems Support services is a collection of services and applications which help with the optimization and management of transportation functions and systems.

Chargeback method:	Actual

Service Components:	• Legacy Transportation

Exhibit 3 to Appendix 1.01-A

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	3439	45078	$87.33
Hometown	3409	45078	$87.33
Hometown	5501	45078	$87.33
Hometown	7392	45094	$80.45
Hometown	5467	45094	$80.45
Hometown	3161	45094	$80.45
Hometown	7163	45094	$80.45
Hometown	7203	45094	$80.45
Hometown	9632	32980	$86.92
Hometown	3099	32980	$86.92
Hometown	3492	32980	$86.92
Hometown	5824	32980	$86.92
Hometown	3838	45573	$86.83
Hometown	3856	45573	$86.83
Hometown	7816	45573	$86.83
Hometown	7377	45573	$86.83
Hometown	6420	45117	$85.81
Hometown	3281	45117	$85.81
Hometown	3091	45117	$85.81
Hometown	1832	45117	$85.81
Hometown	3930	45117	$85.81
Hometown	5584	45117	$85.81
Hometown	5710	45117	$85.81
Hometown	5811	45117	$85.81
Hometown	3204	45117	$85.81
Hometown	7821	45117	$85.81
Hometown	5777	45119	$105.90
Hometown	2726	45119	$105.90
Hometown	5407	45119	$105.90
Hometown	5918	45119	$105.90
Hometown	5272	45119	$105.90
Hometown	5469	45119	$105.90
Hometown	3430	45119	$105.90
Hometown	5520	45120	$93.58
Hometown	5559	45120	$93.58
Hometown	3849	45120	$93.58
Hometown	5524	45568	$107.99
Hometown	5232	45568	$107.99
Hometown	3294	45568	$107.99
Hometown	6087	45568	$107.99
Hometown	3610	45569	$91.35
Hometown	2780	45569	$91.35
Hometown	5929	45569	$91.35
Hometown	3081	45569	$91.35
Hometown	7211	45569	$91.35
Hometown	5220	45569	$91.35
Hometown	3482	45569	$91.35

EXHIBIT 4 TO APPENDIX 1.01-A	1 of 14
Ex. 4 – Page 1

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	6558	45570	$91.12
Hometown	6213	45570	$91.12
Hometown	8146	45570	$91.12
Hometown	3887	45130	$99.24
Hometown	7301	45130	$99.24
Hometown	7515	45130	$99.24
Hometown	5945	45130	$99.24
Hometown	6720	45130	$99.24
Hometown	3944	45130	$99.24
Hometown	5588	45133	$96.29
Hometown	3576	45133	$96.29
Hometown	6288	45133	$96.29
Hometown	6741	45133	$96.29
Hometown	5534	45133	$96.29
Hometown	5891	45136	$117.48
Hometown	5510	45136	$117.48
Hometown	5495	45136	$117.48
Hometown	3647	45136	$117.48
Hometown	6240	45136	$117.48
Hometown	3936	45136	$117.48
Hometown	3525	45148	$113.55
Hometown	5735	45148	$113.55
Hometown	3445	45148	$113.55
Hometown	5505	45566	$77.99
Hometown	5620	45566	$77.99
Hometown	3870	45566	$77.99
Hometown	2753	45566	$77.99
Hometown	3739	45566	$77.99
Hometown	5826	45566	$77.99
Hometown	3974	45566	$77.99
Hometown	5835	45166	$90.62
Hometown	3123	45166	$90.62
Hometown	5815	45166	$90.62
Hometown	3463	45166	$90.62
Hometown	6979	45166	$90.62
Hometown	5759	45166	$90.62
Hometown	3690	45166	$90.62
Hometown	7476	45583	$117.44
Hometown	1846	45583	$117.44
Hometown	7267	45583	$117.44
Hometown	3898	45583	$117.44
Hometown	5760	45583	$117.44
Hometown	3545	45583	$117.44
Hometown	7468	45591	$107.96
Hometown	3875	45591	$107.96
Hometown	8108	45591	$107.96
Hometown	5193	45062	$75.20

EXHIBIT 4 TO APPENDIX 1.01-A	2 of 14
Ex. 4 – Page 2

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	1444	45062	$75.20
Hometown	7703	45062	$75.20
Hometown	5462	45064	$76.23
Hometown	3694	45064	$76.23
Hometown	5960	45064	$76.23
Hometown	6637	45064	$76.23
Hometown	3514	45064	$76.23
Hometown	7262	45065	$64.57
Hometown	3384	45065	$64.57
Hometown	5194	45065	$64.57
Hometown	6966	45065	$64.57
Hometown	3609	45065	$64.57
Hometown	7694	45070	$82.49
Hometown	2713	45070	$82.49
Hometown	5876	45070	$82.49
Hometown	3246	45070	$82.49
Hometown	3426	45070	$82.49
Hometown	1926	45070	$82.49
Hometown	3965	45070	$82.49
Hometown	2634	45070	$82.49
Hometown	7506	45070	$82.49
Hometown	5180	45076	$67.50
Hometown	1849	45076	$67.50
Hometown	3469	45076	$67.50
Hometown	3449	45076	$67.50
Hometown	3448	45077	$91.28
Hometown	7658	45079	$75.09
Hometown	5822	45079	$75.09
Hometown	2579	45079	$75.09
Hometown	3611	45081	$97.55
Hometown	3883	45081	$97.55
Hometown	5216	45081	$97.55
Hometown	3791	45081	$97.55
Hometown	2172	45081	$97.55
Hometown	6726	45081	$97.55
Hometown	4951	45081	$97.55
Hometown	3983	45081	$97.55
Hometown	7638	45083	$72.93
Hometown	3101	45083	$72.93
Hometown	8030	45083	$72.93
Hometown	6475	45083	$72.93
Hometown	6611	45088	$76.69
Hometown	1870	45088	$76.69
Hometown	7370	45088	$76.69
Hometown	3102	45088	$76.69
Hometown	3341	45088	$76.69
Hometown	6573	45088	$76.69

EXHIBIT 4 TO APPENDIX 1.01-A	3 of 14
Ex. 4 – Page 3

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	9890	45088	$76.69
Hometown	7290	45088	$76.69
Hometown	3250	45095	$76.32
Hometown	1933	45095	$76.32
Hometown	9607	45095	$76.32
Hometown	7357	45095	$76.32
Hometown	7406	45095	$76.32
Hometown	5400	45095	$76.32
Hometown	3181	45095	$76.32
Hometown	7952	45095	$76.32
Hometown	5231	45095	$76.32
Hometown	9291	45572	$78.88
Hometown	9292	45572	$78.88
Hometown	6856	45572	$78.88
Hometown	5494	45572	$78.88
Hometown	5977	45105	$83.08
Hometown	1848	45105	$83.08
Hometown	3649	45106	$75.58
Hometown	1801	45109	$77.56
Hometown	6908	45109	$77.56
Hometown	2572	45109	$77.56
Hometown	7284	45109	$77.56
Hometown	9270	45109	$77.56
Hometown	1741	45109	$77.56
Hometown	1806	45109	$77.56
Hometown	1803	45109	$77.56
Hometown	5825	45109	$77.56
Hometown	6583	45109	$77.56
Hometown	2930	45109	$77.56
Hometown	3591	45565	$75.96
Hometown	2701	45565	$75.96
Hometown	5542	45565	$75.96
Hometown	5482	45565	$75.96
Hometown	6614	45116	$95.41
Hometown	3112	45116	$95.41
Hometown	3612	45116	$95.41
Hometown	7630	45116	$95.41
Hometown	1852	45116	$95.41
Hometown	7433	45116	$95.41
Hometown	3472	45116	$95.41
Hometown	5724	45116	$95.41
Hometown	6586	45116	$95.41
Hometown	3830	45116	$95.41
Hometown	5738	45116	$95.41
Hometown	7742	45116	$95.41
Hometown	1842	45116	$95.41
Hometown	3242	45116	$95.41

EXHIBIT 4 TO APPENDIX 1.01-A	4 of 14
Ex. 4 – Page 4

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	3921	45116	$95.41
Hometown	3652	45116	$95.41
Hometown	5464	45127	$116.60
Hometown	7954	45127	$116.60
Hometown	5751	45127	$116.60
Hometown	6325	45127	$116.60
Hometown	7291	45127	$116.60
Hometown	9209	45598	$103.67
Hometown	2024	45598	$103.67
Hometown	3526	45598	$103.67
Hometown	1939	45598	$103.67
Hometown	3259	45598	$103.67
Hometown	3565	45598	$103.67
Hometown	3674	45598	$103.67
Hometown	7271	45598	$103.67
Hometown	5748	45129	$86.50
Hometown	5790	45129	$86.50
Hometown	3969	45129	$86.50
Hometown	3055	45129	$86.50
Hometown	8164	45129	$86.50
Hometown	7815	45134	$81.81
Hometown	7737	45134	$81.81
Hometown	8092	45134	$81.81
Hometown	5915	45134	$81.81
Hometown	5916	45134	$81.81
Hometown	9628	45134	$81.81
Hometown	5919	45134	$81.81
Hometown	5875	45135	$87.38
Hometown	7483	45135	$87.38
Hometown	7807	45135	$87.38
Hometown	3036	45135	$87.38
Hometown	3636	45135	$87.38
Hometown	5695	45560	$111.62
Hometown	5165	45560	$111.62
Hometown	6622	45560	$111.62
Hometown	6643	45154	$95.42
Hometown	3473	45154	$95.42
Hometown	3913	45154	$95.42
Hometown	3603	45154	$95.42
Hometown	3134	45154	$95.42
Hometown	3148	45154	$95.42
Hometown	5504	45156	$69.07
Hometown	7893	45156	$69.07
Hometown	5412	45156	$69.07
Hometown	5152	45156	$69.07
Hometown	3871	45156	$69.07
Hometown	7102	45164	$76.56

EXHIBIT 4 TO APPENDIX 1.01-A	5 of 14
Ex. 4 – Page 5

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	3434	45164	$76.56
Hometown	7693	45164	$76.56
Hometown	3712	45164	$76.56
Hometown	6846	45165	$74.72
Hometown	5507	45165	$74.72
Hometown	5756	45165	$74.72
Hometown	9272	45165	$74.72
Hometown	1845	45169	$91.95
Hometown	6135	45170	$87.48
Hometown	7378	45170	$87.48
Hometown	6581	45170	$87.48
Hometown	7720	45170	$87.48
Hometown	3150	45170	$87.48
Hometown	9843	45599	$84.77
Hometown	5711	45599	$84.77
Hometown	3374	45599	$84.77
Hometown	7813	45176	$81.27
Hometown	6557	45137	$99.46
Hometown	3587	45137	$99.46
Hometown	3217	45137	$99.46
Hometown	6740	45137	$99.46
Hometown	7726	45137	$99.46
Hometown	3906	45137	$99.46
Hometown	3007	45137	$99.46
Hometown	7202	45137	$99.46
Hometown	3574	45060	$82.99
Hometown	7545	45060	$82.99
Hometown	3003	45060	$82.99
Hometown	3673	45060	$82.99
Hometown	3273	45060	$82.99
Hometown	5461	45060	$82.99
Hometown	3285	45060	$82.99
Hometown	3064	45060	$82.99
Hometown	3503	45061	$98.75
Hometown	5455	45061	$98.75
Hometown	2702	45061	$98.75
Hometown	4864	45061	$98.75
Hometown	6686	45061	$98.75
Hometown	5522	45061	$98.75
Hometown	7573	45061	$98.75
Hometown	5847	45067	$63.48
Hometown	5734	45067	$63.48
Hometown	5192	45067	$63.48
Hometown	5955	45067	$63.48
Hometown	9698	45067	$63.48
Hometown	5533	45067	$63.48
Hometown	3640	45578	$107.81

EXHIBIT 4 TO APPENDIX 1.01-A	6 of 14
Ex. 4 – Page 6

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	3121	45578	$107.81
Hometown	5828	45578	$107.81
Hometown	9970	45068	$95.54
Hometown	5853	45068	$95.54
Hometown	5993	45068	$95.54
Hometown	5858	45068	$95.54
Hometown	7550	45073	$70.45
Hometown	5820	45073	$70.45
Hometown	2426	45073	$70.45
Hometown	3166	45577	$87.36
Hometown	1825	45577	$87.36
Hometown	3226	45577	$87.36
Hometown	6224	45577	$87.36
Hometown	5867	45577	$87.36
Hometown	2004	45577	$87.36
Hometown	5852	45577	$87.36
Hometown	5690	45577	$87.36
Hometown	5836	45577	$87.36
Hometown	5696	45577	$87.36
Hometown	3236	45577	$87.36
Hometown	5704	45074	$91.25
Hometown	5498	45581	$78.22
Hometown	3450	45581	$78.22
Hometown	1861	45581	$78.22
Hometown	1860	45581	$78.22
Hometown	5754	45581	$78.22
Hometown	2159	45574	$84.27
Hometown	5515	45574	$84.27
Hometown	5888	45574	$84.27
Hometown	5937	45574	$84.27
Hometown	3549	45574	$84.27
Hometown	8034	45574	$84.27
Hometown	6574	45084	$68.21
Hometown	7671	45084	$68.21
Hometown	3432	45084	$68.21
Hometown	5895	45084	$68.21
Hometown	3980	45084	$68.21
Hometown	4789	45084	$68.21
Hometown	5933	45559	$70.86
Hometown	3303	45559	$70.86
Hometown	5951	45559	$70.86
Hometown	3261	45559	$70.86
Hometown	5903	45559	$70.86
Hometown	5212	45559	$70.86
Hometown	3280	45559	$70.86
Hometown	5536	45559	$70.86
Hometown	9655	45089	$60.03

EXHIBIT 4 TO APPENDIX 1.01-A	7 of 14
Ex. 4 – Page 7

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	9666	45089	$60.03
Hometown	9668	45089	$60.03
Hometown	5855	45089	$60.03
Hometown	1483	45089	$60.03
Hometown	4661	45089	$60.03
Hometown	7860	45091	$69.31
Hometown	7674	45091	$69.31
Hometown	5276	45099	$67.31
Hometown	5312	45099	$67.31
Hometown	1867	45099	$67.31
Hometown	7617	45099	$67.31
Hometown	3590	45099	$67.31
Hometown	7497	45099	$67.31
Hometown	3826	45100	$83.38
Hometown	1839	45100	$83.38
Hometown	3349	45100	$83.38
Hometown	6526	45100	$83.38
Hometown	5803	45100	$83.38
Hometown	1815	45101	$65.45
Hometown	5202	45101	$65.45
Hometown	9099	45101	$65.45
Hometown	2559	45101	$65.45
Hometown	7408	45101	$65.45
Hometown	3519	45101	$65.45
Hometown	9228	45103	$56.77
Hometown	4718	45103	$56.77
Hometown	9219	45103	$56.77
Hometown	5956	45103	$56.77
Hometown	9080	45104	$70.40
Hometown	3037	45104	$70.40
Hometown	1841	45104	$70.40
Hometown	1829	45104	$70.40
Hometown	7537	45104	$70.40
Hometown	4778	45104	$70.40
Hometown	3048	45107	$56.51
Hometown	9206	45108	$119.95
Hometown	5938	45111	$90.39
Hometown	5191	45111	$90.39
Hometown	9941	45111	$90.39
Hometown	7514	45111	$90.39
Hometown	5303	45111	$90.39
Hometown	7782	45111	$90.39
Hometown	5706	45111	$90.39
Hometown	5521	45112	$87.70
Hometown	5812	45112	$87.70
Hometown	2761	45112	$87.70
Hometown	5950	45112	$87.70

EXHIBIT 4 TO APPENDIX 1.01-A	8 of 14
Ex. 4 – Page 8

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	3192	45113	$98.67
Hometown	7657	45113	$98.67
Hometown	5489	45113	$98.67
Hometown	5742	45113	$98.67
Hometown	4663	45113	$98.67
Hometown	7502	45114	$95.82
Hometown	8036	45114	$95.82
Hometown	3738	45115	$68.92
Hometown	5570	45115	$68.92
Hometown	5859	45115	$68.92
Hometown	3702	45115	$68.92
Hometown	5869	45115	$68.92
Hometown	3453	45115	$68.92
Hometown	2941	45115	$68.92
Hometown	5949	45115	$68.92
Hometown	1821	45115	$68.92
Hometown	5850	45115	$68.92
Hometown	6150	45115	$68.92
Hometown	3802	45115	$68.92
Hometown	3532	45115	$68.92
Hometown	6414	45115	$68.92
Hometown	2192	45115	$68.92
Hometown	3572	45115	$68.92
Hometown	5952	45115	$68.92
Hometown	1940	45115	$68.92
Hometown	3440	45115	$68.92
Hometown	5839	45115	$68.92
Hometown	5582	45115	$68.92
Hometown	3391	45115	$68.92
Hometown	1862	45115	$68.92
Hometown	9982	45115	$68.92
Hometown	6437	45115	$68.92
Hometown	1931	45115	$68.92
Hometown	7559	45122	$71.46
Hometown	3321	45122	$71.46
Hometown	5893	45122	$71.46
Hometown	5975	45122	$71.46
Hometown	9242	45122	$71.46
Hometown	6747	45122	$71.46
Hometown	5827	45122	$71.46
Hometown	9077	45122	$71.46
Hometown	9227	45122	$71.46
Hometown	2706	45122	$71.46
Hometown	3977	45122	$71.46
Hometown	2708	45122	$71.46
Hometown	5840	45122	$71.46
Hometown	7569	45122	$71.46

EXHIBIT 4 TO APPENDIX 1.01-A	9 of 14
Ex. 4 – Page 9

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	9472	45122	$71.46
Hometown	1816	45122	$71.46
Hometown	9504	45122	$71.46
Hometown	6665	45122	$71.46
Hometown	3307	45122	$71.46
Hometown	9073	45122	$71.46
Hometown	8076	45122	$71.46
Hometown	3135	45125	$100.21
Hometown	5491	45125	$100.21
Hometown	3704	45125	$100.21
Hometown	6267	45125	$100.21
Hometown	3125	45125	$100.21
Hometown	3145	45125	$100.21
Hometown	5973	45125	$100.21
Hometown	7363	45125	$100.21
Hometown	3918	45125	$100.21
Hometown	7220	45126	$88.70
Hometown	3346	45126	$88.70
Hometown	7350	45126	$88.70
Hometown	6684	45126	$88.70
Hometown	7709	45126	$88.70
Hometown	5726	45126	$88.70
Hometown	5691	45132	$90.25
Hometown	3787	45132	$90.25
Hometown	7491	45132	$90.25
Hometown	5917	45132	$90.25
Hometown	5887	45132	$90.25
Hometown	3736	45132	$90.25
Hometown	3950	45132	$90.25
Hometown	7210	45132	$90.25
Hometown	3012	45132	$90.25
Hometown	3915	45132	$90.25
Hometown	1869	45132	$90.25
Hometown	7614	45132	$90.25
Hometown	3157	45132	$90.25
Hometown	3186	45132	$90.25
Hometown	6208	45132	$90.25
Hometown	6504	45132	$90.25
Hometown	6753	45132	$90.25
Hometown	9286	45138	$57.22
Hometown	7728	45138	$57.22
Hometown	5658	45138	$57.22
Hometown	6911	45138	$57.22
Hometown	5663	45138	$57.22
Hometown	5947	45138	$57.22
Hometown	5656	45138	$57.22
Hometown	5657	45138	$57.22

EXHIBIT 4 TO APPENDIX 1.01-A	10 of 14
Ex. 4 – Page 10

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	5359	45139	$73.64
Hometown	5626	45139	$73.64
Hometown	5681	45139	$73.64
Hometown	3039	45139	$73.64
Hometown	3908	45139	$73.64
Hometown	6402	45139	$73.64
Hometown	6410	45139	$73.64
Hometown	3999	45139	$73.64
Hometown	5707	45139	$73.64
Hometown	5343	45140	$50.00
Hometown	9295	45140	$50.00
Hometown	5557	45142	$70.31
Hometown	7609	45142	$70.31
Hometown	5530	45142	$70.31
Hometown	5535	45142	$70.31
Hometown	5674	45142	$70.31
Hometown	3437	45142	$70.31
Hometown	3038	45142	$70.31
Hometown	5576	45142	$70.31
Hometown	5565	45142	$70.31
Hometown	5615	45142	$70.31
Hometown	3079	45142	$70.31
Hometown	5727	45142	$70.31
Hometown	5453	45143	$93.37
Hometown	3859	45143	$93.37
Hometown	2169	45143	$93.37
Hometown	3046	45143	$93.37
Hometown	5250	45145	$59.89
Hometown	5686	45145	$59.89
Hometown	7789	45145	$59.89
Hometown	5636	45145	$59.89
Hometown	5743	45145	$59.89
Hometown	5609	45145	$59.89
Hometown	5642	45145	$59.89
Hometown	5606	45145	$59.89
Hometown	5682	45145	$59.89
Hometown	5889	45146	$59.10
Hometown	5633	45146	$59.10
Hometown	3178	45146	$59.10
Hometown	5612	45146	$59.10
Hometown	5635	45146	$59.10
Hometown	5643	45146	$59.10
Hometown	5637	45146	$59.10
Hometown	5645	45146	$59.10
Hometown	5654	45146	$59.10
Hometown	5650	45146	$59.10
Hometown	5628	45146	$59.10

EXHIBIT 4 TO APPENDIX 1.01-A	11 of 14
Ex. 4 – Page 11

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	5648	45146	$59.10
Hometown	7557	45149	$73.04
Hometown	2235	45149	$73.04
Hometown	7565	45149	$73.04
Hometown	2785	45149	$73.04
Hometown	4746	45149	$73.04
Hometown	5221	45149	$73.04
Hometown	3520	45151	$67.68
Hometown	5052	45151	$67.68
Hometown	6561	45151	$67.68
Hometown	7482	45151	$67.68
Hometown	3020	45151	$67.68
Hometown	3113	45153	$72.75
Hometown	5832	45153	$72.75
Hometown	5755	45153	$72.75
Hometown	5490	45153	$72.75
Hometown	7853	45153	$72.75
Hometown	5807	45153	$72.75
Hometown	6795	45153	$72.75
Hometown	2751	45153	$72.75
Hometown	9361	45153	$72.75
Hometown	2739	45158	$74.46
Hometown	1858	45158	$74.46
Hometown	9201	45158	$74.46
Hometown	7567	45158	$74.46
Hometown	8105	45158	$74.46
Hometown	7686	45158	$74.46
Hometown	6017	45158	$74.46
Hometown	6206	45158	$74.46
Hometown	1811	45158	$74.46
Hometown	1936	45158	$74.46
Hometown	1856	45158	$74.46
Hometown	3497	45158	$74.46
Hometown	3388	45158	$74.46
Hometown	1928	45158	$74.46
Hometown	1937	45158	$74.46
Hometown	5927	45158	$74.46
Hometown	3697	45158	$74.46
Hometown	1819	45158	$74.46
Hometown	3528	45158	$74.46
Hometown	6400	45158	$74.46
Hometown	7489	45160	$77.38
Hometown	3961	45160	$77.38
Hometown	4798	45160	$77.38
Hometown	3816	45160	$77.38
Hometown	5818	45160	$77.38
Hometown	3458	45160	$77.38

EXHIBIT 4 TO APPENDIX 1.01-A	12 of 14
Ex. 4 – Page 12

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	3756	45160	$77.38
Hometown	4693	45160	$77.38
Hometown	9774	45160	$77.38
Hometown	7222	45160	$77.38
Hometown	7667	45161	$82.80
Hometown	5795	45161	$82.80
Hometown	2709	45162	$69.50
Hometown	3468	45162	$69.50
Hometown	5809	45162	$69.50
Hometown	7787	45162	$69.50
Hometown	7391	45162	$69.50
Hometown	7379	45162	$69.50
Hometown	1808	45162	$69.50
Hometown	1859	45162	$69.50
Hometown	7403	45162	$69.50
Hometown	5794	45162	$69.50
Hometown	1857	45162	$69.50
Hometown	5414	45162	$69.50
Hometown	5868	45162	$69.50
Hometown	8033	45162	$69.50
Hometown	1965	45162	$69.50
Hometown	1938	45162	$69.50
Hometown	3607	45162	$69.50
Hometown	1932	45162	$69.50
Hometown	7178	45162	$69.50
Hometown	1809	45162	$69.50
Hometown	2187	45579	$88.16
Hometown	5854	45579	$88.16
Hometown	7697	45579	$88.16
Hometown	6722	45579	$88.16
Hometown	5946	45579	$88.16
Hometown	5175	45579	$88.16
Hometown	3686	45579	$88.16
Hometown	3948	45579	$88.16
Hometown	7907	45579	$88.16
Hometown	7114	45579	$88.16
Hometown	5885	45579	$88.16
Hometown	5897	45579	$88.16
Hometown	3215	45580	$85.65
Hometown	3305	45580	$85.65
Hometown	5587	45580	$85.65
Hometown	6502	45580	$85.65
Hometown	5673	45580	$85.65
Hometown	5821	45580	$85.65
Hometown	4780	45580	$85.65
Hometown	4855	45580	$85.65
Hometown	7180	45576	$63.24

EXHIBIT 4 TO APPENDIX 1.01-A	13 of 14
Ex. 4 – Page 13

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Hometown

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Hometown	5547	45576	$63.24
Hometown	3073	45576	$63.24
Hometown	7190	45576	$63.24
Hometown	7172	45576	$63.24
Hometown	3743	45163	$60.30
Hometown	2552	45163	$60.30
Hometown	3006	45163	$60.30
Hometown	4763	45163	$60.30
Hometown	2194	45163	$60.30
Hometown	3323	45163	$60.30
Hometown	2202	45163	$60.30
Hometown	7692	45163	$60.30
Hometown	2733	45593	$94.79
Hometown	1817	45593	$94.79
Hometown	3494	45593	$94.79
Hometown	5882	45593	$94.79
Hometown	1836	45593	$94.79
Hometown	1923	45593	$94.79
Hometown	5872	45593	$94.79
Hometown	9916	45168	$73.97
Hometown	3745	45168	$73.97
Hometown	6474	45171	$72.10
Hometown	2566	45171	$72.10
Hometown	2925	45171	$72.10
Hometown	1855	45171	$72.10
Hometown	5321	45171	$72.10
Hometown	7825	45172	$86.48
Hometown	5162	45172	$86.48
Hometown	1912	45172	$86.48
Hometown	7070	45172	$86.48
Hometown	8155	45172	$86.48
Hometown	7285	45172	$86.48
Hometown	7734	45177	$69.19
Hometown	1903	45177	$69.19
Hometown	5496	45177	$69.19
Hometown	5512	45177	$69.19

EXHIBIT 4 TO APPENDIX 1.01-A	14 of 14
Ex. 4 – Page 14

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Outlet

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Outlet	5264	45573	$86.83
Outlet	7661	45120	$93.58
Outlet	7633	45062	$75.20
Outlet	7424	45065	$64.57
Outlet	4324	45065	$64.57
Outlet	7564	45070	$82.49
Outlet	9974	45070	$82.49
Outlet	9888	45076	$67.50
Outlet	5397	45076	$67.50
Outlet	4620	45081	$97.55
Outlet	7592	45081	$97.55
Outlet	5060	45081	$97.55
Outlet	7601	45083	$72.93
Outlet	7611	45083	$72.93
Outlet	9603	45083	$72.93
Outlet	7562	45572	$78.88
Outlet	4583	45572	$78.88
Outlet	7237	45105	$83.08
Outlet	9849	45106	$75.58
Outlet	4619	45109	$77.56
Outlet	4696	45109	$77.56
Outlet	8279	45116	$95.41
Outlet	7533	45129	$86.50
Outlet	7588	45134	$81.81
Outlet	8487	45134	$81.81
Outlet	7820	45135	$87.38
Outlet	4994	45164	$76.56
Outlet	7593	45165	$74.72
Outlet	9983	45165	$74.72
Outlet	7507	45599	$84.77
Outlet	4823	45067	$63.48
Outlet	8286	45067	$63.48
Outlet	9892	45068	$95.54
Outlet	4599	45073	$70.45
Outlet	9876	45577	$87.36
Outlet	4606	45581	$78.22
Outlet	1916	45581	$78.22
Outlet	9670	45581	$78.22
Outlet	4790	45581	$78.22
Outlet	9756	45581	$78.22
Outlet	7538	45574	$84.27
Outlet	4119	45574	$84.27
Outlet	9788	45574	$84.27
Outlet	9850	45084	$68.21
Outlet	5230	45084	$68.21

EXHIBIT 4 TO APPENDIX 1.01-A	1 of 3
Ex. 4 – Page 15

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Outlet

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Outlet	7911	45084	$68.21
Outlet	9986	45084	$68.21
Outlet	7561	45084	$68.21
Outlet	9696	45089	$60.03
Outlet	5361	45089	$60.03
Outlet	4585	45090	$63.41
Outlet	7577	45091	$69.31
Outlet	7159	45091	$69.31
Outlet	9251	45091	$69.31
Outlet	7590	45091	$69.31
Outlet	8496	45091	$69.31
Outlet	5207	45091	$69.31
Outlet	5640	45091	$69.31
Outlet	9785	45091	$69.31
Outlet	7704	45091	$69.31
Outlet	7540	45091	$69.31
Outlet	9981	45091	$69.31
Outlet	9870	45091	$69.31
Outlet	8246	45099	$67.31
Outlet	9764	45099	$67.31
Outlet	7541	45099	$67.31
Outlet	7529	45101	$65.45
Outlet	4099	45103	$56.77
Outlet	5298	45103	$56.77
Outlet	4958	45103	$56.77
Outlet	5282	45103	$56.77
Outlet	7349	45104	$70.40
Outlet	7089	45104	$70.40
Outlet	4598	45104	$70.40
Outlet	7359	45107	$56.51
Outlet	4328	45107	$56.51
Outlet	4001	45111	$90.39
Outlet	9112	45111	$90.39
Outlet	4611	45115	$68.92
Outlet	7652	45115	$68.92
Outlet	7612	45122	$71.46
Outlet	7556	45122	$71.46
Outlet	8470	45122	$71.46
Outlet	7438	45140	$50.00
Outlet	4049	45140	$50.00
Outlet	7659	45140	$50.00
Outlet	4618	45142	$70.31
Outlet	9229	45142	$70.31
Outlet	9486	45143	$93.37
Outlet	8346	45145	$59.89

EXHIBIT 4 TO APPENDIX 1.01-A	2 of 3
Ex. 4 – Page 16

HOME SERVICES

2012 DELIVERY RATES

2012 Delivery Attachment

Outlet

2012 IBA

Type of Store	Store#	MDO	2012 Rate
Outlet	9497	45146	$59.10
Outlet	4697	45146	$59.10
Outlet	7238	45146	$59.10
Outlet	9688	45146	$59.10
Outlet	7586	45149	$73.04
Outlet	8495	45149	$73.04
Outlet	7546	45149	$73.04
Outlet	7450	45151	$67.68
Outlet	7440	45151	$67.68
Outlet	4333	45153	$72.75
Outlet	9671	45153	$72.75
Outlet	4689	45153	$72.75
Outlet	9796	45158	$74.46
Outlet	7631	45158	$74.46
Outlet	4617	45158	$74.46
Outlet	7920	45158	$74.46
Outlet	4486	45158	$74.46
Outlet	4650	45158	$74.46
Outlet	9897	45160	$77.38
Outlet	9411	45162	$69.50
Outlet	8234	45162	$69.50
Outlet	7818	45162	$69.50
Outlet	9284	45579	$88.16
Outlet	8412	45580	$85.65
Outlet	7457	45580	$85.65
Outlet	5342	45576	$63.24
Outlet	4044	45576	$63.24
Outlet	9114	45576	$63.24
Outlet	4621	45576	$63.24
Outlet	4601	45576	$63.24
Outlet	9944	45163	$60.30
Outlet	8482	45163	$60.30
Outlet	9282	45163	$60.30
Outlet	8461	45167	$153.00
Outlet	5365	45168	$73.97
Outlet	4345	45168	$73.97
Outlet	4185	45171	$72.10
Outlet	4335	45171	$72.10
Outlet	6052	45171	$72.10

EXHIBIT 4 TO APPENDIX 1.01-A	3 of 3
Ex. 4 – Page 17

Execution Copy

Appendix 1.01-B

Effective Date

The Effective Date referred to in Section 1.01 is September     , 2012.

Appendix 1.01-B- Page – 1

Execution Copy

Appendix 1.10 Service Operating Committee

Party Contact Persons

For SHMC:

Chris Eyunni

For SHO:

J.J. Ethridge

Services Operating Committee

For SHMC:

Chris Eyunni, Carol Ricchio, Rob Riecker

For SHO:

J.J. Etheridge, Mike Gray, Jon Phillips,

Initial Chairperson: Chris Eyunni

Appendix 1.10 Page - 1